EXECUTION COPY











                                  $700,000,000


                           REVOLVING CREDIT AGREEMENT

                            Dated as of May 15, 1996


                                      Among


                        INTEGRATED HEALTH SERVICES, INC.,

                                  as Borrower,


                   The Lenders from time to time party hereto,


                                       and


                                 CITIBANK, N.A.

                             as Administrative Agent

                                TABLE OF CONTENTS


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.  Certain Defined Terms.........................................  1
SECTION 1.02.  Accounting Terms.............................................. 27
SECTION 1.03.  Other Definitional Provisions................................. 27


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.  Revolving Facility............................................ 28
         (a)      Advances................................................... 28
         (b)      Borrowings................................................. 28
         (c)      Notice of Borrowing........................................ 28
         (d)      Telephonic Notice of Borrowing............................. 28
         (e)      Funding of Advances........................................ 29
         (f)      Notice of Borrowing Irrevocable............................ 29
         (g)      Assumption of Funding...................................... 29
         (h)      Failure of Lender to Fund.................................. 29
SECTION 2.02.  Letter of Credit Subfacility.................................. 29
         (a)      Issuance of the Letters of Credit.......................... 29
         (b)      LC Application............................................. 30
         (c)      Reimbursement.............................................. 30
         (d)      Reimbursement Obligation Absolute.......................... 30
         (e)      Lender Participation....................................... 31
         (f)      Commercial Practices....................................... 31
         (g)      Replacement of LC Bank..................................... 32
SECTION 2.03.  Promissory Notes.............................................. 32
         (a)      Notes...................................................... 32
         (b)      Recording of Amounts....................................... 32
SECTION 2.04.  Fees.......................................................... 33
         (a)      Closing Fees............................................... 33
         (b)      Commitment Fees............................................ 33
         (c)      Letter of Credit Fees...................................... 33
         (d)      Facing Fees................................................ 33
         (e)      Letter of Credit Administration............................ 33
         (f)      Agent's Fees............................................... 33
         (g)      Contingent Fees............................................ 33

SECTION 2.05.  Voluntary and Scheduled Facility Reductions................... 33
SECTION 2.06.  Principal Payments............................................ 34
         (a)      Final Maturity............................................. 34
         (b)      Excess Revolving Credit Exposure........................... 34
         (c)      Excess LC Exposure......................................... 34
         (d)      Payment on Date of Change of Control....................... 34
         (e)      Facility Reduction for Receivables Sale Program............ 35
         (f)      Application of LC Cash Collateral.......................... 35
SECTION 2.07.  Interest...................................................... 35
         (a)      Base Rate Advances......................................... 35
         (b)      Eurodollar Rate Advances................................... 36
         (c)      Default Interest........................................... 36
SECTION 2.08.  Additional Interest on Eurodollar Rate Advances............... 36
SECTION 2.09.  Interest Rate Determination and Protection.................... 36
         (a)      Determination of Eurodollar Rate........................... 36
         (b)      Notice of Eurodollar Rate.................................. 36
         (c)      Failure to Provide Information............................. 37
         (d)      Suspension of Eurodollar Rate Advances..................... 37
         (e)      Failure to Specify Duration................................ 37
         (f)      Agent's Determination Conclusive........................... 37
SECTION 2.10.  Voluntary Conversion of Advances.............................. 37
         (a)      Notice of Continuance/Conversion........................... 37
         (b)      Telephonic Notice.......................................... 38
         (c)      Requirements............................................... 38
         (d)      Base Rate Advances......................................... 38
SECTION 2.11.  Prepayments................................................... 38
SECTION 2.12.  Funding Losses................................................ 39
SECTION 2.13.  Increased Costs............................................... 39
         (a)      Increase in Cost........................................... 39
         (b)      Increase in Capital Requirements........................... 39
         (c)      Replacement Lenders and Participants....................... 40
SECTION 2.14.  Illegality.................................................... 41
SECTION 2.15.  Payments and Computations..................................... 41
         (a)      Payments................................................... 41
         (b)      Charging of Accounts....................................... 41
         (c)      Computations............................................... 41
         (d)      Payment on Business Day.................................... 42
         (e)      Presumption of Payment..................................... 42
SECTION 2.16.  Taxes......................................................... 42
         (a)      Net Payments............................................... 42
         (b)      Payment of Other Taxes..................................... 42
         (c)      Indemnification............................................ 43


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                                       iii

         (d)      Evidence of Payments....................................... 43
         (e)      Withholding Tax Exemption.................................. 43
         (f)      Withholding Taxes.......................................... 44
         (g)      Indemnification of the Agent............................... 44
         (h)      Subsequent Lenders......................................... 44
         (i)      Refund, Deduction or Credit of Taxes....................... 45
         (j)      Exclusion of Certain Taxes................................. 45
         (k)      Additional Cooperation..................................... 45
SECTION 2.17.  Sharing of Payments........................................... 45


                                   ARTICLE III

                              CONDITIONS OF LENDING

SECTION 3.01.  Conditions Precedent on the Closing Date...................... 46
         (a)      Loan Documents............................................. 46
         (b)      Corporate Documents........................................ 47
         (c)      Governmental Consents...................................... 47
         (d)      No Injunction.............................................. 48
         (e)      Other Deliveries........................................... 48
         (f)      Legal Opinions............................................. 48
         (g)      Payout and Release Agreement............................... 49
         (h)      Payment of Existing Facility............................... 49
         (i)      Payment of Fees and Expenses............................... 49
         (j)      Section 3.02 Conditions.................................... 49
SECTION 3.02.  Conditions Precedent to Each Extension of Credit.............. 49
         (a)      Notice..................................................... 49
         (b)      Certification.............................................. 49


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Borrower................ 50
         (a)      Organization............................................... 50
         (b)      Power and Authority........................................ 50
         (c)      Due Authorization.......................................... 51
         (d)      Subsidiaries and Ownership of Capital Stock................ 51
         (e)      Health Care Facilities..................................... 51
         (f)      Governmental Approval...................................... 52

         (g)      Binding and Enforceable.................................... 52
         (h)      Financial Information...................................... 52
         (i)      Material Adverse Change.................................... 52
         (j)      Compliance................................................. 52
         (k)      Litigation................................................. 52
         (l)      No Conflict................................................ 53
         (m)      No Default................................................. 53
         (n)      Payment of Taxes........................................... 53
         (o)      Margin Regulations......................................... 53
         (p)      Conduct of Business........................................ 53
         (q)      Health Care Permits........................................ 53
         (r)      Environmental Matters...................................... 54
         (s)      ERISA Compliance........................................... 55
         (t)      Title to Assets............................................ 55
         (u)      Collateral Documents....................................... 56
         (v)      Senior Indebtedness........................................ 56


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

SECTION 5.01.  Financial Covenants........................................... 56
         (a)      Maximum Debt/EBITDAR Ratio................................. 56
         (b)      Minimum Cash Flow Coverage Ratio........................... 57
         (c)      Minimum Interest&Rent Coverage Ratio....................... 58
         (d)      Minimum Net Worth.......................................... 58
SECTION 5.02.  Affirmative Covenants......................................... 58
         (a)      Compliance with Laws....................................... 58
         (b)      Inspection of Property and Books and Records............... 58
         (c)      Reporting Requirements..................................... 59
         (d)      Preservation of Corporate Existence, Etc................... 62
         (e)      New Subsidiaries........................................... 62
         (f)      Maintenance of Property.................................... 62
         (g)      Insurance.................................................. 62
         (h)      Payment of Obligations..................................... 63
         (i)      Environmental Laws......................................... 64
         (j)      Use of Proceeds............................................ 64
         (k)      Health Care Permits and Approvals.......................... 64
         (l)      Further Assurances......................................... 64
SECTION 5.03.  Negative Covenants............................................ 65
         (a)      Liens...................................................... 65

         (b)      Disposition of Assets...................................... 67
         (c)      Investments................................................ 68
         (d)      Limitation on Indebtedness................................. 73
         (e)      Transactions with Affiliates............................... 74
         (f)      Accommodation Obligations.................................. 75
         (g)      Leases of Health Care Facilities........................... 75
         (h)      Restricted Junior Payments................................. 76
         (i)      Mergers, Etc............................................... 77
         (j)      Capital Expenditures....................................... 78
         (k)      Conduct of Business........................................ 79
         (l)      Unpledged Assets........................................... 79
         (m)      Compliance with ERISA...................................... 79
         (n)      Health Care Permits and Approvals.......................... 79
         (o)      Retained Interest Criteria................................. 80
         (p)      Payment Restrictions Affecting Subsidiaries................ 80


                                   ARTICLE VI

                                EVENTS OF DEFAULT

SECTION 6.01.  Events of Default............................................. 80
         (a)      Non-Payment of Principal................................... 80
         (b)      Non-Payment of Interest or Fees............................ 80
         (c)      Representations and Warranties............................. 80
         (d)      Financial, Lien and Debt Covenants......................... 81
         (e)      Reporting and Negative Covenants........................... 81
         (f)      Covenants.................................................. 81
         (g)      Debt....................................................... 81
         (h)      Leases..................................................... 81
         (i)      Bankruptcy................................................. 82
         (j)      Judgments.................................................. 82
         (k)      Guaranty................................................... 82
         (l)      Collateral Documents....................................... 82
         (m)      ERISA...................................................... 82
SECTION 6.02.  Rights Not Exclusive.......................................... 83

                                   ARTICLE VII

                                    THE AGENT

SECTION 7.01.  Authorization and Action...................................... 84
SECTION 7.02.  Agent Not Liable.............................................. 84
SECTION 7.03.  Rights as Lender.............................................. 85
SECTION 7.04.  Lender Credit Decision........................................ 85
SECTION 7.05.  Indemnification............................................... 85
SECTION 7.06.  Successor Agent............................................... 86
SECTION 7.07.  Release of Collateral......................................... 86
SECTION 7.08.  Release of Guarantor upon Sale of Stock....................... 86


                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.01.  Amendments.................................................... 87
SECTION 8.02.  Notices....................................................... 88
SECTION 8.03.  No Waiver; Remedies........................................... 88
SECTION 8.04.  Costs and Expenses............................................ 89
SECTION 8.05.  Right of Set-off.............................................. 89
SECTION 8.06.  Indemnity..................................................... 89
         (a)      General Indemnity.......................................... 89
         (b)      Environmental Indemnity.................................... 90
SECTION 8.07.  Assignments and Participations................................ 90
         (a)      Permitted Assignment....................................... 90
         (b)      Effect of Assignment....................................... 91
         (c)      Maintenance of Agreements.................................. 91
         (d)      Procedure.................................................. 92
         (e)      Participations............................................. 92
         (f)      Additional Information..................................... 92
         (g)      Permitted Assignments...................................... 92
SECTION 8.08.  Binding Effect................................................ 93
SECTION 8.09.  Governing Law; Consent to Jurisdiction; Venue................. 93
SECTION 8.10.  Waiver of Jury Trial.......................................... 93
SECTION 8.11.  Limitation of Liability....................................... 94
SECTION 8.12.  Entire Agreement.............................................. 94
SECTION 8.13.  Survival...................................................... 94
SECTION 8.14.  Execution in Counterparts..................................... 94

                                    EXHIBITS


         Exhibit A         Form of Note

Forms of Loan Administration Documents

  Exhibit B-1    Form of Notice of Borrowing
  Exhibit B-2    Form of Notice of Continuance/Conversion
  Exhibit B-3    Form of LC Application
  Exhibit B-4    Form of Pricing Certificate

Forms of Certain Loan Documents

  Exhibit C-1     Form of Subsidiary Guaranty
  Exhibit C-2     Form of IHS Pledge and Security Agreement
  Exhibit C-3     Form of Subsidiary Pledge and Security Agreement
  Exhibit C-4     Form of Confirmation and Agreement of Guarantors

Forms of Opinion of Counsel

  Exhibit D-1     Form of Opinion of Counsel for the Borrower and the Guarantors
  Exhibit D-2     Form of Opinion of Special Local Counsel for a Guarantor

Other Forms

  Exhibit E-1     Form of Compliance Certificate
  Exhibit E-2     Form of Assignment and Acceptance
  Exhibit E-3     Form of Payment and Release Agreement

                                    SCHEDULES

  Schedule I               List of Lenders, Commitments and Pro Rata Shares
  Schedule 1.01(a)         List of Senior Debt Excluded from Current Portion of
                           Long-Term Debt
  Schedule 1.01(b)         List of "Schedule 1.01(b) Assets" Designated for Sale
  Schedule 1.01(c)         List of "Schedule 1.01(c) Assets" Designated for Sale
  Schedule 2.04(a)         Itemization of Closing Fees
  Schedule 4.01(d)         List of Subsidiaries
  Schedule 4.01(e)         List of Health Care Facilities
  Schedule 4.01(f)         List of Government Approvals
  Schedule 4.01(k)         List of Litigation
  Schedule 4.01(r)         List of Environmental Matters
  Schedule 4.01(s)         List of ERISA Matters
  Schedule 5.03(c)         List of Loans and Investments
  Schedule 5.03(c)(xv)     List of Permitted Acquisitions
  Schedule 5.03(d)         List of Liens and Debt
  Schedule 5.03(f)         List of Accommodation Obligations

                           REVOLVING CREDIT AGREEMENT

     REVOLVING CREDIT AGREEMENT, dated as of May 15, 1996, among INTEGRATED HEALTH SERVICES, INC., a Delaware corporation, the financial institutions signatory hereto as Lenders, and CITIBANK, N.A., a national banking association, as Administrative Agent for the Lenders.

     In consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement:

     "ACCOMMODATION OBLIGATION" means, as applied to any Person, any direct or indirect guaranty, endorsement or other liability of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation (the "PRIMARY OBLIGATION") of another Person (the "PRIMARY OBLIGOR"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Accommodation Obligation shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Accommodation Obligation is made or, if not stated or if indeterminable, the maximum reasonably estimated potential liability in respect thereof.

     "ADVANCE" means a loan by a Lender to the Borrower pursuant to Article II.

     "ADJUSTED STOCKHOLDERS' EQUITY" means the sum of (i) net stockholders' equity of the Borrower and its Subsidiaries, determined as of a particular time on a consolidated basis in accordance with GAAP, and (ii) the principal amount of Convertible Subordinated Debt then outstanding.

     "AFFILIATE" of a specified Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person specified. For this purpose, "control," "controlled by" and "under common control with" with respect to any Person mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "AGENT" means Citibank, in its capacity as administrative agent for the Lenders hereunder, and any successor appointed pursuant to Section 7.06.

     "AGREEMENT" means this Revolving Credit Agreement, as hereafter amended, modified or supplemented.

     "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

     "ASSET SALE" means the sale, transfer or other disposition of any asset, business or property of the Borrower or any of its Subsidiaries, or the issuance or sale of any capital stock of or other equity, ownership or profit interest in any Subsidiary of the Borrower (except a dividend on any such stock or interest declared and payable solely in additional shares of such stock or interest), to any Person other than the Borrower or a wholly-owned Subsidiary of the Borrower, for a total consideration in an amount greater than $5,000,000 in a single transaction or series of related transactions. A disposition of accounts receivable (i) shall not be an Asset Sale if made pursuant to a Receivables Sale Program permitted under this Agreement and (ii) shall be an Asset Sale only if disposed of as part of a disposition of all or substantially all of the operating assets of the business from which such accounts receivable arose.

     "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, in substantially the form of Exhibit E-2, and accepted by the Agent.

     "AUTHORIZED OFFICER" means the principal financial officer, the chief accounting officer, the controller, the treasurer or the vice president-finance of the Borrower.

     "BASE RATE" means, for any day, a fluctuating interest rate per annum equal to the higher of (i) the then effective rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or
(ii) the then Federal Funds Rate plus one percent per annum.

     "BASE RATE ADVANCE" means an Advance which bears interest by reference to the Base Rate as provided in Section 2.07(a).


     "BASE RATE MARGIN" means, for any Pricing Period, the rate per annum set forth below opposite the Pricing Ratio determined for that Pricing Period:

                   Pricing Ratio                          Base Rate Margin
                   -------------                          ----------------

        greater than or equal to 6.00                          1.25%

greater than or equal to 5.50 but less than 6.00               0.75%

greater than or equal to 5.00 but less than 5.50               0.50%

greater than or equal to 4.25 but less than 5.00               0.25%

              greater than 4.25                                0.00%


     "BORROWER" means Integrated Health Services, Inc., a Delaware corporation.

     "BORROWING" means a Base Rate Advance or Eurodollar Rate Advance made by the Lenders on a Borrowing Date.

     "BORROWING DATE" means the Closing Date or any subsequent Business Day on which a Borrowing is requested from the Lenders.

     "BREAKAGE COSTS" is defined in Section 2.12.

     "BUSINESS DAY" means any day except a Saturday or Sunday or a day when commercial banks are authorized or required by law to be closed in New York, New York, Hartford, Connecticut, San Francisco, California or Baltimore, Maryland and, where used in reference to any Eurodollar Rate Advance, means such a day on which dealings are carried on in the London interbank market.

     "CAPITAL EXPENDITURES" means expenditures for Hard Costs, whether paid in cash or accrued as liabilities, made by the Borrower or any Subsidiary of the Borrower.

     "CAPITAL LEASE" means, with respect to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

     "CASH FLOW COVERAGE RATIO" means the ratio, as of the last day of any Quarter, of (i) Cash Flow from Operations of the Borrower and its Subsidiaries for the 12- month period then ending to (ii) the sum of (A) Interest Expense, Receivables Program Charges and Lease Expense counted in determining such Cash Flow from Operations, (B) the then Current Portion of Long-Term Debt, and (C) all cash dividends paid on the Borrower's common stock during the 12-month period then ending.

     "CASH FLOW FROM OPERATIONS" means, with respect to any Person, the sum, determined as of the last day of any Quarter for such Person and its subsidiaries on a consolidated basis for the 12-month period including such Quarter and the immediately preceding three Quarters (taken as a single period), of (i) net income after taxes minus any extraordinary gain and any non-recurring gain on any divestiture and plus any extraordinary loss and any non-recurring loss on any divestiture, (ii) depreciation, amortization, and other non-cash charges deducted in determining net income, (iii) Interest Expense, (iv) Lease Expense and (v) with respect to Cash Flow from Operations of the Borrower and its Subsidiaries only, Receivables Program Charges, all determined in accordance with GAAP; provided, however, that (A) income attributable to any other Person or business that is not at least 50% owned, directly or indirectly, by such Person shall be counted, in determining net income, only to the extent such income is received in cash by such Person or a subsidiary of such Person in such period and is not reinvested in such other Person or business (other than as a loan payable on demand) within six months thereafter, except that, with respect to the Borrower only, income from minority Investments existing on the Closing Date and described in Schedule 5.03(c) shall be counted in accordance with the Borrower's past practice, and (B) no adjustments shall be made to reflect minority interests in subsidiaries.

     "CASH PROCEEDS OF SALE" means all cash and cash equivalents received by the Borrower or any of its Subsidiaries as the cash consideration in any Asset Sale or from any payment or distribution on, or sale or liquidation of, any promissory note or other property received as non-cash consideration in any Asset Sale.

     "CHANGE OF CONTROL" means (i) a "change in control" as that term is defined in any of the Subordinated Debt Indentures, (ii) a transaction or series of transactions whereby any Person or group within the meaning of Section 13(d)(3) of the 1934 Act and the rules and regulations promulgated thereunder (other than Robert N. Elkins, M.D. or a group managed by Robert N. Elkins, M.D.) acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 40% of the combined voting power of all securities of the Borrower entitled to vote in the election of directors (a "CONTROLLING PERSON") or (iii) at any time, a majority of the Borrower's directors are persons who were not (A) in office on the Closing Date, (B) initially nominated by directors who were in office on the Closing Date or by successor directors elected or appointed upon the initial nomination of such directors or successor directors or (C) initially nominated by a group managed by Robert N. Elkins, M.D. For this purpose, a Person or group shall not be a Controlling Person if such Person or group holds voting power in good faith and not for the purpose of circumventing the effect of the occurrence of a Change of Control as an agent, bank, broker, nominee, trustee, or holder of revocable proxies given in response to a solicitation pursuant to the 1934 Act, for one or more beneficial owners who do not individually, or, if they are a group acting in concert, as a group, have the voting power specified in the previous sentence.

     "CITIBANK" means Citibank, N.A., a national banking association.

     "CLOSING DATE" means the date on which all of the conditions precedent set forth in Section 3.01 are satisfied or waived in writing by the Lenders.

     "CODE" means the Internal Revenue Code of 1986 and the regulations thereunder.

     "COLLATERAL" means all property which at any time is subject or is to become subject to any Lien granted or created under any of the Collateral Documents.

     "COLLATERAL DOCUMENTS" means the Pledge and Security Agreements and all other security agreements, collateral assignments and other instruments, documents and agreements at any time delivered to the Agent to create or evidence Liens to secure the Obligations.

     "COMMITMENT FEE RATE" means, for commitment fees accruing in any Pricing Period, the rate per annum set forth below opposite the Pricing Ratio determined for such Pricing Period:

                  Pricing Ratio                           Commitment Fee Rate
                  -------------                           -------------------

          greater than or equal to 5.00                         0.50%

greater than or equal to 4.25 but less than 5.00               0.375%

greater than or equal to 3.75 but less than  4.25               0.25%

                 less than 3.75                                 0.20%


     "CONSENT SOLICITATION" means the solicitation of the consent of the holders of Debt outstanding under the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture to certain amendments to such indentures pursuant to the consent, dated and mailed to such holders on May 3, 1996, as thereafter amended with the approval of the Agent in its sole discretion.

     "CONVERTIBLE SUBORDINATED DEBT" means the Debt outstanding under the 1992 Convertible Subordinated Debt Indenture and the 1993 Convertible Subordinated Debt Indenture.

     "CURRENT PORTION OF LONG-TERM DEBT" means that portion of Debt of the Borrower and its Subsidiaries on a consolidated basis (including, without limitation, the Advances, but excluding the Subordinated Debt and the senior Debt listed on Schedule 1.01(a)) that is, at the end of any Quarter, due and payable within the next 12 months.

     "DEBT," as applied to any Person and in each case determined on a consolidated basis in conformity with GAAP, means (without duplication) (i) all indebtedness for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services or interest thereon, except accounts and accrued expenses currently payable; (iii) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments, whether or not contingent; (iv) all monetary obligations under any Capital Lease; (v) all obligations (contingent or otherwise) to purchase, retire or redeem any capital stock or any other equity interest of such Person; (vi) all monetary obligations measured by, or determined on the basis of, the value of any capital stock of such Person; and (vii) all obligations, whether or not such obligations constitute Debt as defined in clauses (i) through (vi) above, secured by (or for which the holder of the obligation has an existing right, contingent or otherwise, to be secured
by) any Lien upon any property of such Person or any Subsidiary of such Person, except any such obligation secured by a Lien that is imposed by law and not voluntarily granted.

     "DEBT/EBITDAR RATIO" means the ratio, as of the last day of any Quarter, of:

          (i) the sum of:

               (A) the difference, if any, between (x) the sum of (1) Funded Debt and (2) eight times the Specified Lease Expense of the Borrower and its Subsidiaries for the 12-month period then ending, less (y) the lesser of (1) Quarter-End Excess Cash and (2) the Advances then outstanding, and

               (B) the Purchasers' Aggregate Net Investment outstanding on such day; to

          (ii) EBITDAR of the Borrower and such Subsidiaries for the 12- month period then ending, after pro forma (1) adding to Specified Lease Expense of the Borrower and such Subsidiaries, all amounts that would constitute additional Specified Lease Expense of the Borrower and such Subsidiaries for such period if any acquisition of a company that was made at any time during such period by the Borrower or any of its Subsidiaries had been consummated at the commencement of such period; (2) adding to Specified Lease Expense of the Borrower and such Subsidiaries, all amounts that would constitute additional Specified Lease Expense of the Borrower and such Subsidiaries for such period if any lease of a Health Care Facility that was entered into by the Borrower or any of its Subsidiaries at any time during such period had been so entered into at the commencement of such period; (3) adding to EBITDAR of the Borrower and such Subsidiaries, the EBITDAR and Non-Recurring Charges determined solely for any such acquired company or Health Care Facility, for the portion of such period that preceded the acquisition; provided, however, that for Quarters ending during the 12-month period immediately following the closing of the First American Merger, EBITDAR of First American for the period from the closing to the date of determination, annualized for the 12-month period then ended shall be added to EBITDAR of the Borrower and such Subsidiaries; (4)
     subtracting from Specified Lease Expense of the Borrower and such Subsidiaries, the Specified Lease Expense for such period attributable to any business or facility that was sold or closed by the Borrower or any of its Subsidiaries in such period; and (5) subtracting from EBITDAR of the Borrower and such Subsidiaries, the EBITDAR for such period of any business or facility that was so sold or closed.

     "DOLLARS" and "$" mean United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

     "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto or in the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

     "EBITDAR" means, with respect to any Person, the sum of (i) Cash Flow from Operations of such Person for any period and (ii) all charges for taxes counted in determining the consolidated net income of such Person for such period.

     "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $5,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $3,000,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $5,000,000,000, if such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country which is a member of the OECD; (v) a finance company, insurance or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $3,000,000,000; (vi) a fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $200,000,000; (vii) Affiliates of an existing Lender; and (viii) any other Person approved by the Agent, the LC Bank and the Borrower, which approval shall not be unreasonably withheld; provided, however, that no Person who is a non-resident alien or a foreign entity for United States income tax purposes (except a commercial bank of the type described in clause (iii) above), may be an Eligible Assignee unless each Note to be acquired by such Person is reissued in registered form prior to transfer.

     "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial claims, demands, directives, proceedings, orders, decrees and judgments relating in any way to any Environmental Law or any Environmental Permit.

     "ENVIRONMENTAL LAWS" means all federal, state and local laws, statutes, rules, regulations, ordinances and codes, and any binding judicial or administrative interpretation thereof or requirement thereunder, including any judicial or administrative order, by any

Governmental Authority, relating to the regulation or protection of human health, safety, the environment and natural resources.

     "ENVIRONMENTAL   PERMIT"   means  any   license,   permit,   authorization,
registration or approval issued or required under any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA AFFILIATE" means any entity which is (or at any relevant time was) a member of a "controlled group of corporations," under "common control" or a member of an "affiliated service group" with the Borrower as defined in Section 414(b), (c) or (m) of the Code.

     "ERISA EVENT" means (i) any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, with respect to a Pension Plan; (ii) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (iii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan;
(iv) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan subject to Title IV of ERISA; (v) a failure to make required contributions to a Pension Plan or Multiemployer Plan; (vi) the imposition of any liability under Title VI of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (vii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan; (viii) the Borrower or ERISA Affiliate engages in a nonexempt prohibited transaction or otherwise becomes liable with respect to a nonexempt prohibited transaction, the consequences of which, in the aggregate, constitute or could reasonably be expected to result in a Material Adverse Change; or (ix) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by the Borrower or any ERISA Affiliate with respect to any Pension Plan for which the Borrower or any of its Subsidiaries may be liable, the consequences of which, in the aggregate, constitute or could reasonably be expected to result in a Material Adverse Change.

     "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on
Schedule I hereto or in the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent as its Eurodollar Lending Office.

     "EURODOLLAR RATE" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London to prime banks in the interbank market for U.S. Dollar Deposits at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing (or, if such Reference Bank is not a Lender, 10% of such Borrowing) and for a period equal to such Interest Period.

     "EURODOLLAR RATE ADVANCE" means an Advance which bears interest by reference to the Eurodollar Rate as provided in Section 2.07(b).

     "EURODOLLAR RATE MARGIN" means, for any Pricing Period, the rate per annum set forth below opposite the Pricing Ratio determined for that Pricing Period:

             Pricing Ratio                         Eurodollar Rate Margin
             -------------                         ----------------------

      greater than or equal to 6.00                          2.50%

greater than or equal to 5.50 but less than 6.00             2.00%

greater than or equal to 5.00 but less than 5.50             1.75%

greater than or equal to 4.25 but less than 5.00             1.50%

greater than or equal to 3.75 but less than 4.25             1.25%

greater than or equal to 3.25 but less than 3.75             1.00%

greater than or equal to 2.75 but less than 3.25             0.875%

              less than 2.75                                 0.75%

     "EURODOLLAR RATE RESERVE PERCENTAGE" of any Lender for any day in the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable for such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period.

     "EVENTS OF DEFAULT" has the meaning provided in Section 6.01.

     "EXISTING FACILITY" means the Revolving Credit and Term Loan Agreement, dated as of April 20, 1995, by and among the Borrower, Citicorp USA, Inc., a
Delaware  corporation,   as
administrative agent thereunder, and the other financial institutions signatory thereto as lenders, as amended.

     "FACILITY AMOUNT" means, on any date of determination, $700,000,000 less all Facility Reductions which are then effective.

     "FACILITY REDUCTION" means each temporary or permanent reduction of the credit available to the Borrower under this Agreement, whether voluntarily made or scheduled to be made pursuant to Section 2.05 or required to be made pursuant to Section 2.06, Section 6.01 or any other provision of this Agreement or otherwise becoming effective in accordance with this Agreement.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means the letter dated April 8, 1996 from Citibank to the Borrower.

     "FIRST AMERICAN" means First American Health Care of Georgia, Inc., a Georgia corporation.

     "FIRST AMERICAN MERGER" means the proposed merger of a wholly-owned Subsidiary of the Borrower with and into First American pursuant to which, on the terms and conditions set forth in the First American Merger Agreement, First American will become a wholly-owned Subsidiary of the Borrower.

     "FIRST AMERICAN MERGER AGREEMENT" means the merger agreement, dated as of February 21, 1996, among the Borrower, IHS Acquisition XIV, Inc., a Delaware corporation and wholly-owned Subsidiary of the Borrower, First American and certain principal shareholders thereof, as amended by Amendment No. 1, dated as of March 12, 1996, and as thereafter further amended in accordance with Section 5.03(c)(xii).

     "FUNDED DEBT" means all Debt of the type described in clauses (i), (ii) and
(iv) of the definition of "Debt," plus all Accommodation Obligations, except those described in clauses (i) through (vi) of Section 5.03(f), owed by the Borrower or any of its Subsidiaries and outstanding, on a consolidated basis, on the last day of any Quarter.

     "FUNDED LC EXPOSURE" means the aggregate principal amount, as of any date of determination, of all payments that were made by the LC Bank under any Letter of Credit but have not been reimbursed to the LC Bank by the Borrower pursuant to Section 2.02(c) or converted into Advances pursuant to Section 2.02(e).

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the facts and circumstances on the date of determination.

     "GOVERNMENTAL AUTHORITY" means any nation, state, sovereign or government, any political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTOR" means each Subsidiary of the Borrower that executes, or joins in, the Guaranty.

     "GUARANTOR CONFIRMATION" means a Confirmation and Agreement of Guarantors in substantially the form of Exhibit C-4, duly authorized, executed and delivered by the Guarantors, setting forth the Guarantor Liability Limit as to a particular Guarantor.

     "GUARANTOR LIABILITY LIMIT" means:

               (i) In respect of any Subsidiary that is (either directly or indirectly through one or more wholly-owned Subsidiaries of the Borrower) a wholly-owned Subsidiary of the Borrower, an unlimited amount, and

               (ii) In respect of any Subsidiary that is not such a wholly-owned Subsidiary of the Borrower, an amount determined as of the last day of the then most recently ended Quarter for which financial statements are available by multiplying (A) EBITDAR plus any Non-Recurring Charges, determined solely for such Subsidiary and its Subsidiaries and any business, assets or entity directly or indirectly owned by such Subsidiary at such time, on a consolidated basis, for the four Quarters most recently ended prior to the date on which such Subsidiary first became a Subsidiary not (directly or indirectly) wholly-owned by the Borrower by (B) six and further by (C) a fraction, the numerator of which is the number of shares of capital stock or other equity, ownership or profit interests in such Subsidiary directly or indirectly owned by the Borrower at such time and after giving effect to any transaction then being consummated and the denominator of which is the total number of all such shares and interests outstanding at such time and after giving effect to any such transaction; provided, however, that if the Borrower elects, in respect of any such Subsidiary no later than the date that is 10 Business Days after such Subsidiary first became a Subsidiary not (directly or indirectly) wholly-owned by the Borrower, voluntarily to reduce the Facility Amount effective as of such date in accordance with Section 2.05 by an amount equal to the amount so determined, then the Guarantor Liability Limit as to such Subsidiary (and only as to such Subsidiary) shall be zero.

     "GUARANTY" means the guaranty by the Borrower's Subsidiaries, except Inactive Subsidiaries, delivered pursuant to Section 3.01(a) and each joinder therein by any other Subsidiary of the Borrower and all Guarantor Confirmations, guaranties, instruments and agreements at any time delivered by any Subsidiary of the Borrower in respect of or in exchange or substitution for or in replacement of such guaranty or to evidence its guaranty of payment of any of the Obligations.

     "HARD COSTS" means the direct costs of building, improving or maintaining any Health Care Facility or other property used by the Borrower or any of its Subsidiaries (including the cost of land, construction, bricks, mortar, painting and related building maintenance, carpeting, roof repair and replacement, parking lot replacement and maintenance, landscaping, HVAC equipment and sprinkler systems and other items generally considered hard costs under construction industry practice but not including the purchase price of an existing Health Care Facility or any allocated overhead and administrative expenses and other items generally considered soft costs under construction industry practice) and the purchase price of any fixed, movable or mobile equipment located on or used in connection with any such Health Care Facility or otherwise used in conducting business if such equipment is or is required to be reflected as property, plant and equipment on the consolidated balance sheet of the Borrower and its Subsidiaries.

     "HAZARDOUS MATERIALS" means (i) flammable explosives, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls and petroleum products, and (ii) chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition, listing or identification of "hazardous substances," "hazardous wastes," hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "medical waste," "infectious waste," "biomedical waste," "biohazardous waste," or words of similar import, under any applicable Environmental Law.

     "HEALTH CARE COMPANY" means a Person that is principally engaged, directly or indirectly through its Subsidiaries, in the business of owning, operating or managing Health Care Facilities or healthcare operations or providing healthcare services.

     "HEALTH CARE FACILITY" means a facility which provides any healthcare services, whether licensed as a skilled nursing facility, intermediate care facility, personal care facility or a hospital or otherwise.

     "HEALTH CARE PERMIT" means every accreditation, authorization, certificate of need, license or permit that is required pursuant to applicable federal or state law to own, lease, operate or manage a Health Care Facility or conduct the business of a Health Care Company.

     "INACTIVE SUBSIDIARY" means a Subsidiary of the Borrower that carries on no business operations or other activities and has an aggregate capitalization of $1,500 or less.

     "INDEMNIFIED LIABILITIES" is defined in Section 8.06(a).

     "INDEMNIFIED PERSON" is defined in Section 8.06(a).

     "INTANGIBLE ASSETS" means, with respect to the Borrower and its Subsidiaries on a consolidated basis, all assets properly classified as intangible assets under GAAP, including goodwill, patents, copyrights, trademarks, trade names, franchises, licenses, organization costs, deferred charges, and deferred pre-opening costs, but excluding all intangible assets classified as such under the provisions of Statements 87, 88 and 106 of the Financial Accounting Standards Board relating to Accounting for Pensions and Post- Retirement Benefits other than Pensions, so long as such intangible asset has a related liability under GAAP of equal or substantially equal amount on the consolidated balance sheet of the Borrower and its Subsidiaries as of the date of determination.

     "INTEREST&RENT COVERAGE RATIO" means the ratio, as of the last day of any Quarter, of (A) EBITDAR of the Borrower and its Subsidiaries for the 12-month period then ending to (B) the sum of Interest Expense, Receivables Program Charges and Lease Expense counted in determining such EBITDAR.

     "INTEREST EXPENSE" means, with respect to any Person, for any period for such Person and its subsidiaries on a consolidated basis, interest expense net of interest income, determined in conformity with GAAP.

     "INTEREST PERIOD" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3 or 6 months, as the Borrower may select by notice received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the first day of such Interest Period; provided, however, that:

          (a) the Borrower may not select any Interest Period which ends after the Maturity Date;

          (b) the Borrower may not select any Interest Period which ends after any date on which any payment on any Advances is due unless, after giving effect to such selection, the aggregate unpaid principal amount of Base Rate Advances and Eurodollar Rate Advances having Interest Periods which end on or prior to such date is at least equal to the principal amount of Advances due and payable on and prior to such date;

          (c) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

          (d) whenever the last day of any Interest Period would otherwise occur on a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, except that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall be the next preceding Business Day; and

          (e) the Borrower may not have more than 15 Interest Periods in effect at any one time.

     "INVESTMENT" means (i) the acquisition of any interest in any property, assets or business from any Person, whether by sale, lease or otherwise, (ii) the funding of any loan, extension of credit, accommodation or capital contribution to or for the benefit of any Person, and (iii) the acquisition of any debt or equity securities of or claim against or interest in any Person, whether upon original issuance, by purchase or otherwise.

     "LC APPLICATION" means an application for a Letter of Credit in substantially the form of Exhibit B-3, setting forth the information described therein and such other information as the LC Bank may reasonably request and signed by an Authorized Officer.

     "LC BANK" means The Bank of Nova Scotia and any Lender which agrees to become, and is designated as, a replacement LC Bank pursuant to Section 2.02(g).

     "LC CASH COLLATERAL ACCOUNT" means a general deposit account established at and maintained by Citibank in the name of and for the benefit of the Agent on behalf of the Lenders and under the exclusive dominion and control of the Agent.

     "LC EXPOSURE" means the sum, as of any date of determination, of the Unfunded LC Exposure and the Funded LC Exposure.

     "LC FEE RATE" means, for any day, the then Eurodollar Rate Margin less 0.025% per annum.

     "LC  SUBCOMMITMENT"  means the lesser, as of any date of determination,  of
(i) $100,000,000 and (ii) the Facility Amount.

     "LEASE EXPENSE" means, with respect to any Person, for any period for such Person and its subsidiaries on a consolidated basis, lease and rental expense accrued during such period under all leases and rental agreements, other than Capital Leases and leases of personal property, of Health Care Facilities, determined in conformity with GAAP.

     "LENDER" means each financial institution signatory hereto, including the LC Bank, and any other financial institution that pursuant to Section 8.07 becomes a party to this Agreement.

     "LETTER OF CREDIT" means a letter of credit that (i) is available for funding in Dollars until an expiry date no later than the Maturity Date, (ii) is issued by the LC Bank at the request and for the account of the Borrower, (iii) is governed by the Uniform Customs and Practices for Documentary Credits (1994 Revision), International Chamber of Commerce Publication 500, except as otherwise agreed by the LC Bank, and (iv) is in form reasonably satisfactory to the LC Bank.

     "LIEN" means any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, assignment, deposit arrangement or encumbrance of any kind in respect of any asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease or other title retention agreement relating to such asset.

     "LOAN AVAILABILITY" means the difference, as of any date of determination, between (i) the Facility Amount, and (ii) the Outstanding Revolving Credit.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranty, the Letters of Credit, the Collateral Documents, each Rate Contract and all other guaranties and other agreements, instruments and written indicia of the Obligations delivered to the Agent or any Lender by or on behalf of the Borrower or any other Loan Party pursuant to or in connection with the transactions contemplated hereby.

     "LOAN PARTIES" means the Borrower and each Subsidiary of the Borrower that is a party to any Loan Document.

     "MATERIAL ADVERSE CHANGE" means any materially adverse change in the financial condition, assets, nature of the assets, liabilities, operations or prospects of the Borrower and its Subsidiaries, taken as a whole.

     "MATERIAL ENVIRONMENTAL CLAIM" means any Environmental Claim, regardless of merit, which does or can reasonably be expected to (i) result in the Borrower or any of its Subsidiaries expending in the aggregate an amount in excess of $10,000,000 to defend against, settle or satisfy, or (ii) prevent or enjoin the Borrower or any of its Subsidiaries from operating a Health Care Facility on any property on which it conducts operations.

     "MATERIAL LEASE" means any lease agreement with respect to a Health Care Facility or Facilities for which during the most recent four Quarters either (i) total revenues from such Health Care Facility or Facilities represent ten percent or more of the consolidated revenues of the Borrower and its Subsidiaries, or (ii) net income from the operation of such Health Care Facility or Facilities represents ten percent or more of the consolidated net income of the Borrower and its Subsidiaries.

     "MATERIAL SUBSIDIARY" means each Subsidiary of the Borrower which has (i) as of the end of the most recent Quarter, total assets (other than Intangible Assets) representing ten percent or more of the consolidated total assets (other than Intangible Assets) of the Borrower and its Subsidiaries, (ii) for the most recent four Quarters, total revenues representing ten percent or more of the consolidated revenues of the Borrower and its Subsidiaries, or (iii) for the most recent four Quarters, net income representing ten percent or more of the consolidated net income of the Borrower and its Subsidiaries.

     "MATURITY DATE" means June 30, 2002.

     "MINIMUM NET WORTH"  means the sum, as of the last day of any  Quarter,  of
(i) $590,000,000 less up to $10,000,000 of extraordinary losses (determined in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis incurred at any time after December 31, 1995, plus (ii) 75% of the aggregate net income (determined in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis earned in the Quarter ended March 31, 1996 and in each Quarter thereafter, if net income was earned in such Quarter (and not reduced for a net loss in any Quarter), plus (iii) 100% of all additions to Adjusted Stockholders' Equity resulting at any time after December 31, 1995 from the sale or issuance of any common or preferred stock of the Borrower, except upon conversion of any Convertible Subordinated Debt.

     "MOODY'S" means Moody's Investor Service, Inc., and its successors.

     "MULTIEMPLOYER PLAN" means any Plan which is a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA.

     "NET CASH PROCEEDS OF SALE" means, with respect to any Asset Sale, the Cash Proceeds of Sale of such sale less (i) all reasonable brokerage, legal and accounting fees and disbursements, and any governmental fees and taxes incurred (or reasonably expected to be incurred) in connection with such sale which are not payable to Affiliates of the Borrower (or, if to Affiliates, are in amounts no greater than would be payable in an arm's-length transaction); (ii) any Debt secured by the assets subject to such Asset Sale repaid with such proceeds (to the extent such repayment is permitted under the Loan Documents); and (iii) reserves against any liabilities incurred as a result of such Asset Sale reflected on the balance sheet of the Borrower or any of its Subsidiaries in accordance with GAAP; provided, however, that in the event any such reserve is subsequently decreased, other than as a result of the accrual or payment of any liability for which such reserve was established, Net Cash Proceeds of Sale with respect to such Asset Sale shall be increased by a like amount.

     "1934 ACT" means the Securities Exchange Act of 1934 and the regulations thereunder.

     "1992 CONVERTIBLE SUBORDINATED DEBT INDENTURE" means the Indenture, dated as of December 1, 1992, between the Borrower, as Issuer, and Signet Trust Company, as Trustee.

     "1993 CONVERTIBLE SUBORDINATED DEBT INDENTURE" means the Amended and Restated Supplemental Indenture dated as of September 15, 1994, between the Borrower, as Issuer, and NationsBank of Virginia, N.A., as Trustee.

     "1994 SUBORDINATED DEBT INDENTURE" means the Indenture dated as of July 1, 1994, between the Borrower, as Issuer, and Signet Trust Company, as Trustee.

     "1995 SUBORDINATED DEBT INDENTURE" means the Indenture, dated as of May 15, 1995, between the Borrower, as Issuer and Signet Trust Company, as Trustee.

     "1996 SUBORDINATED DEBT INDENTURE" means the Indenture to be entered into after the Closing between the Borrower, as Issuer, and the trustee thereunder in connection with the proposed senior subordinated note offering.

     "NON-RECURRING CHARGES" means all charges against the income of a company or facility acquired by the Borrower or one of its Subsidiaries that (i) were taken by the owners of such company or facility prior to or concurrently with the acquisition, on the initiative solely of such owners or their management or accountants and without any demand or influence from the Borrower or any of its Affiliates or any Person acting for any of them, and (ii) either (A) reflect the direct costs of the acquisition, including fees and expenses of attorneys, accountants, advisors, architects, engineers, consultants and agents, and environmental and travel costs, or (B) are charges taken in the current year to make adjustments for charges for accruals, bad debt provisions or valuation allowances in a prior year, if (x) the charges in the current year would be entirely eliminated if the prior year's income was restated, in accordance with GAAP, to reflect such adjustments, and (y) the Borrower provides such information relating to the adjustments and the restatement of the prior year's income as the Agent or Requisite Lenders may reasonably request.

     "NOTES" means the promissory  notes of the Borrower  delivered  pursuant to
Section 3.01(a) and all promissory notes and other evidence of indebtedness at any time delivered by the Borrower in exchange or substitution therefor or in replacement thereof or as additional evidence of the Borrower's indebtedness for the Advances.

     "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit B-1.

     "NOTICE OF CONTINUANCE/CONVERSION" means a notice substantially in the form of Exhibit B-2.

     "OBLIGATIONS" means all present and future Debts, obligations and liabilities of every type and description of the Borrower or any other Loan Party at any time arising under or in connection with this Agreement, any other Loan Document or any Rate Contract, due or to become due to the Agent, any Lender, any Person required to be indemnified under any Loan Document or any other Person and shall include (i) all liability for principal of and interest on any Advances, (ii) all liability for principal of and interest on any reimbursement owed to the LC Bank for a payment made by it under a Letter of Credit, and (iii) all liability under the Loan Documents for any additional interest, fees, taxes, compensation, costs, losses, expense reimbursements and indemnification.

     "OECD" means the Organization for Economic Cooperation and Development.

     "OTHER TAXES" is defined in Section 2.16(b).

     "OUTSTANDING   REVOLVING   CREDIT"  means  the  sum,  as  of  any  date  of
determination, of (i) the aggregate outstanding principal amount of the Advances, and (ii) the LC Exposure.

     "PARTIAL DISPOSITION LIMIT" means, in respect of any proposed Retained Interest Sale in which the Retained Interest Criteria are not met, that (i) the sum of (A) that portion of EBITDAR of the Borrower and its Subsidiaries (determined for the four Quarters most recently ended prior to the consummation of such Retained Interest Sale) that is attributable to the businesses and entities that are to be sold or disposed of in such Retained Interest Sale, and
(B) the amount of such portion of EBITDAR of the Borrower and such Subsidiaries so computed as of the time of each prior Retained Interest Sale in which the Retained Interest Criteria were not met is less than (ii) 15% of EBITDAR of the Borrower and such Subsidiaries for the four Quarters most recently ended prior to the consummation of such proposed Retained Interest Sale.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its functions under ERISA.

     "PENSION PLAN" means any Plan which is (i) an "employee pension benefit plan" as defined in Section 3(2) of ERISA and (ii) not a Multiemployer Plan.

     "PERMITTED CASH INVESTMENTS" means:

          (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States maturing not more than one year from the date of acquisition;

          (b) certificates of deposit, time deposits, Eurodollar time deposits, bankers' acceptances or deposit accounts having in each case a remaining term to maturity of not more than one year, which are either (i) fully insured by the Federal Deposit Insurance Corporation or (ii) issued by any Lender or by any commercial bank under the laws of any State or any national banking association that has combined capital and surplus of not less than $800,000,000 and whose short-term securities are rated at least A-1 by S&P or P-1 by Moody's;

          (c) commercial paper that is rated at least A-1 by S&P or P-1 by Moody's, issued by a company that is incorporated under the laws of the United States or of any State and directly issues its own commercial paper, and has a remaining term to maturity of not more than one year;

          (d) a repurchase agreement with (i) any commercial bank that is organized or licensed under the laws of any State or any national banking association and that has total assets of at least $1,000,000,000, or (ii) any investment bank that is organized under the laws of any State and that has total assets of at least $1,000,000,000, if such agreement is secured by any one or more of the securities and obligations described in clauses
     (a), (b) or (c) of this definition having a market value (exclusive of accrued interest and valued at least monthly) at least equal to the principal amount of such investment;

          (e) any money market or other investment fund the investments of which are limited to investments described in clauses (a), (b), (c) and (d) of this definition and which is managed by (i) a commercial bank that is organized under the laws of any State or any national banking association and that has total assets of at least $1,000,000,000, or (ii) an investment bank that is organized under the laws of any State and that has total assets of at least $1,000,000,000;

          (f) obligations, debentures, notes, bonds or other evidences of indebtedness rated at least A- by S&P or A3 by Moody's, so long as the aggregate amount of investments held under this clause (f) does not exceed 25% of the total amount then invested by the Borrower and its Subsidiaries in Permitted Cash Investments;

          (g) investments in investment grade auction rate and adjustable rate preferred equities for issuers whose actual or implied senior long-term debt is rated at least A- by S&P or A3 by Moody's;

          (h) investments in investment grade fixed rate preferred equities for issuers whose actual or implied senior long-term debt is rated at least A-by S&P or A3 by Moody's, so long as the aggregate amount of investments held under this clause (h) does not exceed 10% of the total amount invested by the Borrower and its Subsidiaries in Permitted Cash Investments;

          (i) adjustable rate mortgage-backed securities rated at least AA by S&P or Aa by Moody's; and

          (j) fixed rate mortgage-backed securities rated at least AA by S&P or Aa by Moody's, so long as the aggregate amount of investments held under this clause (j) does not exceed 25% of the total amount invested by the Borrower and its Subsidiaries in Permitted Cash Investments.

     "PERMITTED LIENS" means Liens permitted under Section 5.03(a).

     "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA (i) which the Borrower or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the six years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Borrower or any ERISA Affiliate may incur any liability and (ii) which covers any employee or former employee of the Borrower or any ERISA Affiliate (with respect to their relationship with such entities).

     "PLEDGE AND SECURITY AGREEMENTS" means the pledge and security agreements executed by the Borrower and certain of the Borrower's Subsidiaries and delivered pursuant to Section 3.01(a) and each joinder therein by any other Subsidiary of the Borrower and each other security agreement at any time delivered by the Borrower or any Subsidiary of the Borrower to create a Lien that secures any of the Obligations.

     "POTENTIAL DEFAULT" means any event or condition described in Section 6.01 which, with any notice or passage of time (or both) expressly described in
Section 6.01, would constitute an Event of Default.

     "PRICING CERTIFICATE" means a certificate in substantially the form of Exhibit B-4.

     "PRICING PERIOD" means the period that commences on the Closing Date and ends on August 20, 1996, and each consecutive period thereafter that commences on the expiration of the prior period and ends on the 20th day of the next following November, February, May or August.

     "PRICING RATIO" means, for any Pricing Period, the Debt/EBITDAR Ratio as of the Pricing Test Date for such Pricing Period. If a Pricing Certificate for the Pricing Test Date for a particular Pricing Period is not delivered prior to the commencement of such Pricing Period, then until (but only until) the Business Day on which such Pricing Certificate is delivered to the Agent, the Pricing Ratio shall be deemed to be the Pricing Ratio for the immediately preceding Pricing Period.

     "PRICING TEST DATE" means, for a particular Pricing Period, the last day of the Quarter most recently ended prior to the commencement of such Pricing Period.

     "PRO RATA SHARE" means, in respect of any Lender, the ratio of (i) such Lender's commitment to participate in the extension of credit hereunder, to (ii) all such commitments, expressed as a percentage, as set forth in Schedule I or, if such Lender has entered into one or more Assignments and Acceptances, in the Register.

     "PURCHASE LIMIT" is defined in Section 5.03(h).

     "PURCHASERS' AGGREGATE NET INVESTMENT" means the net unrecovered investment in the accounts receivable of the Borrower and its Subsidiaries, and proceeds thereof, held by the purchasers in any Receivables Sale Program or their transferees, without counting any Receivables Program Charges.

     "QUALIFIED PLAN" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which the Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five plan years, but excluding any Multiemployer Plan.

     "QUARTER" means, with respect to any Person, a fiscal quarter of such Person.

     "QUARTER-END EXCESS CASH" means the excess, determined as of the last day of any Quarter (but only if it is a positive number), of (i) cash and Permitted Cash Investments held by the Borrower and its Subsidiaries, less (ii) 2% of the sum of the following operating expenses of the Borrower and its Subsidiaries for the 12-month period then ending, determined and recorded in accordance with the Borrower's current practice: "salaries, wages and benefits," "corporate, administrative and general" and "other operating expenses."

     "RATE CONTRACT" means any interest rate swap agreement, cap, floor or collar agreement, interest rate insurance or other agreement or arrangement designed to provide protection against fluctuations in interest rates entered into by the Borrower and the Agent or any Lender.

     "RECEIVABLES PROGRAM CHARGES" means the discount or yield of any Receivables Sale Program and all program and administrative costs, back-stop costs and other related costs, fees and expenses incurred by or charged to the Borrower or any of its Subsidiaries, and when determined for any period shall include all such discount, yield, costs, fees and expenses accrued or amortized during such period.

     "RECEIVABLES SALE PROGRAM" means a sale or other disposition of an interest in the accounts receivable of any of the Borrower's Subsidiaries and the proceeds thereof and records related thereto to one or more purchasers or investors, if the sale or other disposition (i) is made without recourse to the seller, (ii) is not guaranteed by the Borrower or any of its Subsidiaries, except a guaranty that the seller will perform its obligations in respect of its representations and warranties, indemnities and servicing commitments, and (iii) is structured so that the Purchasers' Aggregate Net Investment in respect of any and all such accounts receivable and proceeds outstanding at any one time will not exceed $100,000,000.

     "REFERENCE  BANKS"  means  Citibank,   Bank  of  America,   N.T.&S.A.   and
NationsBank, N.A. (Carolinas).

     "REGISTER" is defined in Section 8.07(c).

     "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a plan described in
Section 4063 of ERISA or a cessation of operations described in Section 4062(e) of ERISA.

     "REQUISITE LENDERS" means Lenders at the time in the aggregate holding more than 66 2/3% in Pro Rata Shares.

     "RETAINED INTEREST" means the stock or equity, ownership or profit interest which the Borrower or any Subsidiary of the Borrower retains, acquires or has the right to acquire in any Retained Interest Sale.

     "RETAINED INTEREST CRITERIA" means, in respect of any Retained Interest and the assets, operations, governance, income and profits of any business or entity to which such Retained Interest directly or indirectly relates, each and all of the following requirements:

          (i) The Borrower or a wholly-owned Subsidiary of the Borrower must have the exclusive right and power, subject to duties imposed by law, to manage and control the ordinary business operations and assets of such business or entity and freely to control and distribute the cash, income, profits, and asset sale proceeds of such entity or business and, as to any such entity that is a Subsidiary of the Borrower, to borrow from such entity;

          (ii) The Borrower or a wholly-owned Subsidiary of the Borrower must effectively have the exclusive right and power, subject to duties imposed by law, to determine whether, when and on what terms such business or entity shall be financed, sold, dissolved, liquidated or merged and to make all other decisions requiring approval of the owners of such business or entity, either by reason of lawful and enforceable provisions in the governing documents for such entity or under a voting trust arrangement, an irrevocable proxy, an option to acquire or sell the interests of all other Persons that hold or have the right to acquire an equity or ownership interest in such business or entity, or other similar arrangements;

          (iii) The exercise of such rights and powers by the Borrower or its wholly-owned Subsidiary must not be barred, limited or restricted by contract or agreement, except for provisions requiring performance of duties imposed by law;

          (iv) The terms on which the  requirements  in  clauses  (i),  (ii) and
     (iii) herein are met must be such that the Borrower or a wholly-owned Subsidiary of the Borrower has the exclusive right and power to maintain such conditions for as long as the Borrower or any Subsidiary of the Borrower holds such Retained Interest;

          (v) At the consummation of the transaction in which such Retained Interest was kept or acquired, each Subsidiary of the Borrower to which such Retained Interest directly or indirectly relates must reaffirm its liability under the Guaranty by executing a Guarantor Confirmation setting forth its Guarantor Liability Limit after giving effect to such transaction and each other Guarantor must confirm its consent and agreement thereto by executing such Guarantor Confirmation;

          (vi) No later than the tenth Business Day following the consummation of the transaction in which such Retained Interest was kept or acquired, the Borrower must deliver to the Agent and Lenders written notice of the structure and material terms of the agreements and arrangements relating to the foregoing and the Retained Interest and related Retained Interest Sale, accompanied by:

               (A) A certificate of an Authorized Officer of the Borrower stating that at the time of such consummation the Retained Interest Criteria were met in respect of such transaction, and

               (B) A Guarantor Confirmation signed by the Guarantors, setting forth the Guarantor Liability Limit of each Subsidiary affected by such transaction, after giving effect to such transaction; and

          (vii) The Borrower must not receive from the Requisite Lenders, within 20 Business Days after such notice, certificate and Guarantor Confirmation were delivered to the Agent and Lenders, a written statement to the effect that, in the opinion of the Lenders giving such notice and for reasons generally set forth in such statement (which opinion, reasons and statement shall be conclusive and binding on the Borrower and the other Loan Parties if held, determined and presented by such Lenders in good faith), either:

               (A) The Retained Interest Criteria are not met in respect of such transaction, or

               (B) Such Lenders notified the Borrower at least five Business Days prior to the date of such statement that the Guarantor Liability Limit of any Subsidiary affected by such transaction, after giving effect to such transaction, was not properly determined, set forth or acknowledged in the Guarantor Confirmation so delivered, and a Guarantor Confirmation properly determining, setting forth and acknowledging such Guarantor Liability Limit, duly executed by such Subsidiary and all other Guarantors, was not received by the Agent and Lenders within five Business Days after such notice was given to the Borrower.

     "RETAINED INTEREST SALE" means a sale or other disposition of less than all of the stock of or other equity, ownership or profit interest in a Subsidiary, or less than the entire ownership of any business, asset or entity, that was directly or indirectly owned by the Borrower or any of its Subsidiaries on the Closing Date or any Asset Sale, merger, consolidation, sale and repurchase, exchange or other transaction in which, after giving effect to such transaction and all related transactions, the Borrower or any of its Subsidiaries directly or indirectly retains or acquires or has the right to acquire any stock of or any equity, ownership or profit interest in any such Subsidiary, business, asset or entity.

     "SCHEDULE 1.01(B) ASSETS" means the assets described in Schedule 1.01(b) and owned by the Borrower or any wholly-owned Subsidiary thereof and designated for sale thereby.

     "SCHEDULE 1.01(C) ASSETS" means the assets described in Schedule 1.01(c) and owned by the Borrower or any wholly-owned Subsidiary thereof and designated for sale thereby.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill Corporation, and its successors.

     "SPECIFIED LEASE EXPENSE" means, with respect to any Person, for any period, Lease Expense of such Person for such period less that portion of such Lease Expense representing payments for real estate and personal property taxes and insurance.

     "STATE" means the District of Columbia or any state of the United States of America.

     "SUBORDINATED DEBT" means the Debt outstanding under the Subordinated Debt Indentures.

     "SUBORDINATED DEBT INDENTURES" means the 1992 Convertible Subordinated Debt Indenture, the 1993 Convertible Subordinated Debt Indenture, the 1994 Subordinated Debt Indenture, the 1995 Subordinated Debt Indenture and, upon the effectiveness thereof, the 1996 Subordinated Debt Indenture.

     "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person or one or more Subsidiaries of such Person or a combination thereof.

     "TANGIBLE ASSETS" means the difference, as of any date of determination, between (i) the total consolidated assets of the Borrower and its Subsidiaries as determined in accordance with GAAP and required under GAAP to be shown on a consolidated balance sheet of the Borrower and its Subsidiaries, and (ii) all such assets that are Intangible Assets.

     "TAXES" is defined in Section 2.16(a).

     "TERMINATION DATE" means the Maturity Date or such earlier date as the commitments of the Lenders to extend credit under this Agreement shall be terminated in whole pursuant to Section 2.05 or the obligation of each Lender to make Advances and the LC Bank to issue Letters of Credit shall be terminated pursuant to Section 6.01.

     "'34 ACT COMPANY" means a Person that is a reporting company under the 1934 Act.

     "UNFUNDED  LC EXPOSURE"  means the maximum  amount which the LC Bank may be
required,   under  all  Letters  of  Credit   outstanding  as  of  any  date  of
determination, to pay on such date or at any future time.

     "UNFUNDED PENSION LIABILITY" means, with respect to any Pension Plan that is subject to Title IV of ERISA, the excess of such Pension Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of such Pension Plan's assets, as defined in Section 3(26) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Plan, accrued but unpaid contributions).

     "UNITED STATES" and "U.S." mean the United States of America.

     "WELFARE PLAN" means any Plan which is an "employee welfare benefit plan" as defined in Section 3(1) of ERISA.

     "WITHDRAWAL LIABILITIES" means the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Borrower and each ERISA Affiliate made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

     SECTION 1.02. Accounting Terms. All accounting terms not expressly defined herein shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made in accordance with GAAP applied on a consistent basis. If GAAP changes during the term of this Agreement so as to affect the calculation of any term defined herein or any measure of financial performance or financial condition employed or referred to herein, the Borrower and the Lenders agree to negotiate in good faith toward an amendment of this Agreement which shall approximate, to the extent possible, the economic effect of the original provisions hereof after taking into account such change in GAAP, but until the parties are able to agree upon such amendment (i) the Borrower shall be deemed in compliance with the provisions hereof only if and to the extent it would have been in compliance if such change in GAAP had not occurred and (ii) the Borrower shall deliver to the Agent, with each financial report delivered by the Borrower hereunder, information sufficient to confirm such compliance as if such change in GAAP had not occurred.

     SECTION 1.03. Other Definitional Provisions. (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant hereto.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" is not limiting and means "including without limitation."

     (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

     (d) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

     (e) References to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

     (f) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 2.01. Revolving Facility. (a) Advances. Subject to the terms and conditions herein, each Lender severally agrees to lend to the Borrower, from time to time on any Borrowing Date until the Termination Date, an amount in Dollars equal to such Lender's Pro Rata Share of a Borrowing that (i) is requested by the Borrower for such Borrowing Date and (ii) when aggregated with all other Lenders' Pro Rata Shares, does not exceed the Loan Availability as of such Borrowing Date.

     (b) Borrowings. Each Borrowing shall be in an aggregate amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of either Base Rate Advances or Eurodollar Rate Advances. The Borrower may reborrow under Section 2.01(a) any Advances that it has voluntarily prepaid pursuant to Section 2.11 or was required to prepay pursuant to Section 2.06(e).

     (c) Notice of Borrowing. To request a Borrowing, the Borrower shall deliver a Notice of Borrowing to the Agent not later than 11:00 a.m. New York City time
(i) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Rate Advances, and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Advances. The Agent shall give each Lender prompt notice thereof by telecopier, telex or cable. The Notice of Borrowing shall specify (A) the requested Borrowing Date, (B) the amount of the Borrowing and whether it will consist of Base Rate Advances or Eurodollar Rate Advances, and (C) in the case of a Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for such Eurodollar Rate Advances.

     (d) Telephonic Notice of Borrowing. The Borrower may give the Agent telephonic notice of any proposed Borrowing by the time required under Section 2.01(c) and in such event shall promptly (but in no event later than the Borrowing Date for the requested Borrowing) deliver a confirmatory Notice of Borrowing to the Agent. The Agent shall give each Lender prompt notice thereof by telecopier, telex or cable. If the telephonic request differs in any respect from the written Notice of Borrowing subsequently delivered, the telephonic request shall govern as to the terms of all Advances made in accordance with such telephonic request. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

     (e) Funding of Advances. Upon fulfillment of the applicable conditions set forth in Article III, each Lender shall, before 12:00 noon New York City time on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 8.02, in same day funds, such Lender's Pro Rata Share of a Borrowing. After the Agent receives such funds, the Agent will, not later than 5:00 p.m. New York City time on the Borrowing Date, make such funds available to the Borrower at the Agent's aforesaid address.

     (f)  Notice  of  Borrowing  Irrevocable.   Each  Notice  of  Borrowing  and
telephonic request shall be irrevocable and binding on the Borrower.

     (g) Assumption of Funding. Unless the Agent receives notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Agent such Lender's Pro Rata Share of the Borrowing to be made on such Borrowing Date, the Agent may assume that such Lender has made its Pro Rata Share available to the Agent on such Borrowing Date in accordance with Section 2.01(e) and the Agent may, in reliance upon such assumption, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent that such Lender fails to make its Pro Rata Share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate until the third Business Day after demand by the Agent to such Lender for such repayment and thereafter at the rate applicable at the time to such Borrowing. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement and the Borrower shall thereupon be excused from making the repayment described in the preceding sentence.

     (h) Failure of Lender to Fund. All obligations of the Lenders hereunder shall be several, but not joint. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance as part of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make an Advance on any Borrowing Date.

     SECTION 2.02. Letter of Credit Subfacility. (a) Issuance of the Letters of Credit. Subject to the terms and conditions set forth herein, the LC Bank agrees to issue one or more Letters of Credit, at the request and for the account of the Borrower, on any Business Day on or after the Closing Date and prior to the Termination Date, so long as (i) after giving effect to the issuance of any Letter of Credit so requested, (A) the Outstanding Revolving Credit does not exceed the then Facility Amount, and (B) the LC Exposure does not exceed the then LC Subcommitment, and (ii) the LC Bank has not received written notice from the Agent or Requisite Lenders that an Event of Default or Potential Default is continuing.

     (b) LC Application. The Borrower may request issuance of a Letter of Credit by delivering an LC Application to the Agent not later than two Business Days prior to the date the Letter of Credit is to be issued. The Agent shall promptly deliver a copy of the LC Application to the LC Bank and each Lender.

     (c) Reimbursement. Any payment made by the LC Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the LC Bank of an Advance in the amount of such draft, which Advance shall (i) constitute a Base Rate Advance until converted, at the Borrower's election, into a Eurodollar Rate Advance pursuant to Section 2.10, and (ii) satisfy the Borrower's obligation to reimburse the LC Bank under this Section
2.02 . With respect to each Advance made pursuant to this Section 2.02(c), the Borrower shall be deemed to have certified the statements contained in Section 3.02(b) as of the date the payment constituting such Advance was made by the LC Bank; provided that in the event any such statement was not true and correct as of such date, such Advance shall be repayable on demand; provided further that upon any such repayment on demand, the failure of any such statement to be true and correct as of such date shall not constitute an Event of Default under
Section 6.01, unless the failure of any such statement to be true and correct as of such date would have constituted an Event of Default under Section 6.01 even if such repaid Advance had never been made.

     (d) Reimbursement Obligation Absolute. The obligation of the Borrower to reimburse the LC Bank for each payment made by the LC Bank under any Letter of Credit, and to pay interest thereon as provided herein, shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including (i) any lack of validity or enforceability of any of the Loan Documents; (ii) any amendment or waiver of or any consent to departure from all or any terms of any of the Loan Documents; (iii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the LC Bank, the Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iv) any breach of contract or dispute among or between the Borrower, the Agent, the LC Bank, any Lender, or any other Person; (v) any demand, statement, certificate, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (vi) payment by the LC Bank under any Letter of Credit against presentation of any demand, statement, certificate, draft or other document which does not strictly comply with the terms of any Letter of Credit; (vii) any non-application or misapplication by any beneficiary or transferee of the proceeds of any amount paid under anyLetter of Credit or any other act or omission of such beneficiary or such transferee in connection with any Letter of Credit; (viii) any extension of time for or delay, renewal or compromise of or other indulgence or modification granted or agreed to by the LC Bank, the Agent or any Lender, with or without notice to or approval by the Borrower; (ix) any failure to preserve or protect any Collateral, any failure to perfect or preserve the perfection of any Lien thereon, or the release of any Collateral; or (x) any other circumstance or event whatsoever relating to the Borrower or such Letter of Credit or the reimbursement due therefor, whether or not similar to any of the foregoing.

     (e) Lender Participation. Each Lender severally agrees to participate with the LC Bank in the extension of credit arising from the issuance of any Letter of Credit in conformity with Section 2.02(a), in an amount equal to such Lender's Pro Rata Share of the amount available for payment under such Letter of Credit. Upon written demand by the LC Bank, with a copy of such demand to the Agent, each Lender shall promptly fund its participation by paying to the LC Bank Dollars in an amount equal to such Lender's Pro Rata Share of the payment made by the LC Bank under any Letter of Credit, together with all interest accrued and unpaid thereon for the period from the day on which the payment to be reimbursed was demanded by the LC Bank until the Business Day on which such funding from such Lender is received by the LC Bank at the rate per annum equal to the Federal Funds Rate until the second Business Day following such demand, and thereafter the rate per annum then applicable to Base Rate Advances. Upon funding its participation in accordance with this Section 2.02(e), each Lender shall be deemed to have made an Advance as of the date the relevant Letter of Credit was drawn, and the Advance deemed pursuant to Section 2.02(c) to have been made by the LC Bank upon any such payment shall be reduced, in an amount equal to such Lender's participation. Each Lender's obligation to make such payment to the LC Bank shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence or continuance of any Potential Default or Event of Default, the failure to meet any condition that otherwise must be met for the funding of any Advance, or the failure of any other Lender to make any payment under this Section 2.02(e), and each Lender further agrees that such payment shall be made without any offset, abatement, withholding or reduction whatsoever. If after receipt of such funding from any Lender the LC Bank receives payment from the Borrower or any other source on account of the reimbursement obligation that was so funded, or the interest accrued thereon, the LC Bank shall promptly remit such payment to the Agent for prompt distribution to the Lenders to the extent of their participation therein.

     (f) Commercial Practices. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to the use of any Letter of Credit. The Borrower agrees that the LC Bank, the Agent, the Lenders and their respective directors, officers or employees shall not be liable or responsible for (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of any document other than a Letter of Credit, or of any endorsement thereon, even if such document or endorsement should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by the LC Bank against presentation of documents which do not strictly comply with the terms of any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that the LC Bank shall be liable to the Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any direct (as opposed to indirect, special or consequential) damages suffered by the Borrower which the Borrower proves were caused by (A) the LC Bank's willful misconduct or gross negligence in determining whether a draft or demand presented under any Letter of Credit strictly complies with the terms and conditions therefor stated in such Letter of Credit or (B) the LC Bank's willful failure to pay any draft or demand presented under any Letter of Credit that strictly complies with the terms and conditions thereof. The LC Bank may accept any document that appears on its face to be in order, without responsibility for further investigation. The determination whether a draft or demand is properly presented under any Letter of Credit prior to its expiration or whether a draft or demand presented under any Letter of Credit is in proper and sufficient form may be made by the LC Bank in its sole discretion, and such determination shall be conclusive and binding upon the Borrower to the extent permitted by law. The Borrower hereby waives any right to object to any payment made under any Letter of Credit on presentation of any draft or demand that is in the form provided in the Letter of Credit but varies with respect to punctuation, capitalization, spelling or similar matters of form.

     (g) Replacement of LC Bank. The Borrower may at any time, upon at least five Business Days' prior written notice to the Agent and Lenders, designate as a replacement LC Bank any Lender that has agreed in writing to act as LC Bank. Thereupon, (i) the obligation, right and authority of the Lender that was previously acting as LC Bank to issue Letters of Credit hereunder shall be terminated, (ii) such Lender shall remain entitled to enforce all provisions hereof applicable to all Letters of Credit theretofore issued by or requested from such Lender, and (iii) the Lender designated as the replacement LC Bank shall thenceforth issue Letters of Credit on the terms and subject to the conditions herein.

     SECTION 2.03. Promissory Notes. (a) Notes. The Advances made by each Lender shall be evidenced by the Notes delivered pursuant to Section 3.01(a).

     (b) Recording of Amounts. Each Lender is hereby authorized (but shall not be obligated), at its option, to either (i) endorse the date and amount of each Advance made by such Lender and each payment of principal of Advances made on such Lender's Note on a schedule annexed to and constituting a part of such Note or (ii) record such Advances and payments in its books and records, and such schedule or such books and records, as the case may be, shall constitute prima facie evidence of the accuracy of the information contained therein.

     SECTION 2.04. Fees. (a) Closing Fees. On the Closing Date, the Borrower will pay to the Agent, for account of the Lenders, the closing fees described in
Schedule 2.04(a).

     (b) Commitment Fees. On the first day of each Quarter, commencing July 1, 1996 and continuing thereafter until the Facility Amount is permanently reduced to zero, and on the Termination Date, the Borrower shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a commitment fee computed by applying the Commitment Fee Rate to the difference, from day to day in the prior Quarter or partial Quarter, as the case may be, between (i) the sum of (A) the then Facility Amount and (B) the then Purchasers' Aggregate Net Investment, less (ii) the then Outstanding Revolving Credit.

     (c) Letter of Credit Fees. On the first day of each Quarter, commencing July 1, 1996 and continuing thereafter until the Facility Amount and Unfunded LC Exposure have both been reduced to zero, and on the Termination Date, the Borrower shall pay to the Agent for the account of the Lenders in accordance with their Pro Rata Shares a letter of credit fee computed by applying the LC Fee Rate to the Unfunded LC Exposure from day to day in the prior Quarter or partial Quarter, as the case may be.

     (d) Facing Fees. On the first day of each Quarter, commencing July 1, 1996 and continuing thereafter until the Facility Amount and Unfunded LC Exposure have both been reduced to zero, and on the Termination Date, the Borrower shall pay to the Agent for the account of the LC Bank a facing fee computed by applying 0.125% per annum to the Unfunded LC Exposure from day to day in the prior Quarter or partial Quarter, as the case may be.

     (e) Letter of Credit Administration. The Borrower shall pay the LC Bank's usual and customary charges for opening, amending or honoring any Letter of Credit and for any wire transfers.

     (f) Agent's Fees. The Borrower shall pay when due all fees payable under the Fee Letter.

     (g) Contingent Fees. The Borrower shall pay to the Agent, for the account of the Lenders, when due the contingent fees payable under the Fee Letter.

     SECTION 2.05. Voluntary and Scheduled Facility Reductions. (a) The Borrower at any time may terminate in whole, and from time to time may reduce ratably in part, the unused portions of the commitments of the Lenders to extend credit hereunder, by giving the Agent at least three Business Days' prior written notice that, effective as of a Business Day set forth in the notice, the Facility Amount shall be reduced by an amount that (i) does not exceed the Loan Availability as of such Business Day and (ii) is equal to either (A) the then Facility Amount or (B) an integral multiple of $1,000,000. Such notice, once given, shall be irrevocable, and the Facility Amount, once reduced, may not be increased under any circumstances.

     (b) The Facility Amount shall be automatically and permanently reduced (i) on June 30, 2000 to $560,000,000, (ii) on June 30, 2001 to $315,000,000 and
(iii) on the Termination Date as provided in Section 2.06(a) below.

     SECTION 2.06. Principal Payments. The Borrower agrees to repay the Advances and reduce the Facility Amount as follows:

          (a) Final Maturity. On the Termination Date, all outstanding Advances shall be due and payable and the Facility Amount and LC Subcommitment shall be automatically and permanently reduced to zero.

          (b) Excess Revolving Credit Exposure. If at any time, by reason of any voluntary or mandatory Facility Reduction or for any other reason, the Outstanding Revolving Credit exceeds the then Facility Amount, the Borrower shall immediately, without notice or demand, repay Advances or, if no Advances are outstanding, deposit Dollars to the LC Cash Collateral Account, in an amount equal to such excess.

          (c) Excess LC Exposure. If at any time, by reason of any voluntary or mandatory Facility Reduction or for any other reason, the LC Exposure exceeds the then LC Subcommitment, the Borrower shall immediately deposit Dollars in an amount equal to such excess to the LC Cash Collateral Account.

          (d) Payment on Date of Change of Control. If, within the period commencing on the date of a Change of Control and ending 30 Business Days after the Borrower gives the Agent written notice of such Change of Control, the Requisite Lenders shall demand in writing that the Borrower repay all Advances, then on the 30th day following such demand (i) all Advances then outstanding shall be due and payable in full, and (ii) the Facility Amount and the LC Subcommitment shall be automatically and permanently reduced to zero; and if any LC Exposure remains outstanding on such day the Borrower on such day shall deposit Dollars to the LC Cash Collateral Account as necessary to cause the amount on deposit therein to be equal to the then LC Exposure.

          (e) Facility Reduction for Receivables Sale Program. Whenever any Receivables Sale Program is in effect, the Facility Amount shall be reduced (but in no event by more than $100,000,000) by an amount equal to the Purchasers' Aggregate Net Investment, as certified from time to time pursuant to Section 5.02(c)(xv) or 5.02(c)(xvi) for as long, but only for as long, as the Receivables Sale Program is in effect. If after giving effect to any such reduction the Outstanding Revolving Credit exceeds the reduced Facility Amount, prepayment shall be made pursuant to Section 2.06(b) when such reduction becomes effective.

          (f) Application of LC Cash Collateral. With respect to Dollars deposited to the LC Cash Collateral Account:

               (i) At any time when no Event of Default or Potential Default has occurred and is continuing, the Agent may (and shall, if so directed in writing by the Borrower or the Requisite Lenders) cause such deposit to be applied to repay any or all Funded LC Exposure, in any order of application;

               (ii) Whenever any Event of Default has occurred and is continuing, the Agent may (and shall if so directed in writing by the Requisite Lenders) cause such deposit to be applied to repay or retire any or all of the Obligations, whether or not then due, in any order of application;

               (iii) If at any time when no Event of Default or Potential Default is continuing the Dollars on deposit in the LC Cash Collateral Account exceed the then LC Exposure, the Agent shall, if so directed in writing by the Borrower, cause such deposit to be released to the Borrower to the extent, but only to the extent, such deposit exceeds the then LC Exposure; and

               (iv) Interest shall accrue and be payable on deposits to the LC Cash Collateral Account.

     SECTION 2.07. Interest. The Borrower agrees to pay interest on the unpaid principal amount of each Advance made by each Lender (or, in the case of an Advance made pursuant to Section 2.02(c), by the LC Bank) from the date of such Advance until such principal amount shall be repaid in full, at the following rates per annum:

          (a) Base Rate Advances. Whenever such Advance is a Base Rate Advance, a rate per annum equal on each day to the sum of the Base Rate as in effect on such day plus the Base Rate Margin determined for such day, with all such interest accrued in any one month payable monthly on the first day of the next following month and in any case when the Facility Amount has been reduced to zero and all Advances are repaid in full.

          (b) Eurodollar Rate Advances. Whenever such Advance is a Eurodollar Rate Advance, a rate per annum equal on each day during the Interest Period for such Eurodollar Rate Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin determined for such day, with all interest so accrued payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs three months after the first day of such Interest Period.

          (c) Default Interest. For any period of time during which an Event of Default under Section 6.01(a), (b), (d), (e), (f), (g), (h), (i), (j), (k),
     (l) (with respect to Material Subsidiaries only) or (m) has occurred and is continuing, the principal amount of all Advances then outstanding shall bear interest payable upon demand at a rate per annum equal to the sum of
     (i) 2.0% per annum plus (ii) the rate otherwise payable pursuant to subsection (a) or (b) above, but not to exceed the maximum rate permitted by applicable law.

     SECTION 2.08. Additional Interest on Eurodollar Rate Advances. The Borrower shall pay each Lender additional interest on the unpaid principal amount of each Advance of such Lender for each day that such Advance is outstanding as a Eurodollar Rate Advance, at a rate per annum equal to the remainder obtained by subtracting (i) the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advance from (ii) the rate determined by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such day. Such additional interest shall be determined by such Lender, notified to the Borrower through the Agent and payable when and as interest is payable on such Eurodollar Rate Advance or, if later, five Business Days after the Borrower receives notice thereof. If the Borrower so requests, such Lender shall provide the Borrower through the Agent a certificate setting forth the calculation and supporting information for such additional interest, which shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.09. Interest Rate Determination and Protection. (a) Determination of Eurodollar Rate. The Eurodollar Rate for each Interest Period for Eurodollar Rate Advances comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period.

     (b) Notice of Eurodollar Rate. The Agent shall give prompt notice to the Borrower and the Lenders of the Eurodollar Rate for any Interest Period when determined by the Agent.

     (c) Failure to Provide Information. If any one of the Reference Banks does not furnish to the Agent timely information sufficient to enable the Agent to determine a Eurodollar Rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall determine the Eurodollar Rate based on information furnished by Citibank. If Citibank is unable to obtain timely information for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances and the obligation of the Lenders to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     (d) Suspension of Eurodollar Rate Advances. If, with respect to any Eurodollar Rate Advances, the Requisite Lenders notify the Agent that either (i) the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances is at least two basis points less than the cost to such Lenders of obtaining funds in Dollars in the London interbank market in the amounts substantially equal to such Lenders' Eurodollar Rate Advances and for a period equal to such Interest Period or (ii) funding is not available to such Lenders in such market in Dollars, then the Agent shall forthwith so notify the Borrower and the Lenders and thereupon (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance, and (B) the obligation of the Lenders to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     (e) Failure to Specify Duration. If the Borrower fails, prior to the date the Eurodollar Rate for any Interest Period is determined by the Agent, to specify the duration of any Interest Period for any Eurodollar Rate Advances, the Interest Period shall be one month.

     (f) Agent's Determination Conclusive. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.10. Voluntary Conversion of Advances. (a) Notice of Continuance/Conversion. Subject to the provisions of Sections 2.09 and 2.14, the Borrower may on any Business Day, by giving the Agent a Notice of Continuance/Conversion not later than 11:00 a.m. (New York City time) on the third preceding Business Day, (i) convert Base Rate Advances comprising the same Borrowing into Eurodollar Rate Advances, (ii) convert Eurodollar Rate Advances comprising the same Borrowing into Base Rate Advances or (iii) continue Eurodollar Rate Advances as Eurodollar Rate Advances, but (A) the Borrower may convert a Eurodollar Rate Advance into a Base Rate Advance only on the last day of an Interest Period for such Eurodollar Rate Advance, (B) the Borrower may continue a Eurodollar Rate Advance as a Eurodollar Rate Advance only as of the last day of an Interest Period for such Eurodollar Rate Advance, and (C) no Advance may be converted into or continued as a

Eurodollar Rate Advance at any time when an Event of Default or Potential Default has occurred and is continuing.

     (b) Telephonic Notice. In lieu of delivering a Notice of Continuance/Conversion, the Borrower may give the Agent telephonic notice of any proposed conversion or continuance by the time required under Section 2.10(a) and in such event shall promptly (but in no event later than the date of the requested conversion or continuance) deliver a confirmatory Notice of Continuance/Conversion to the Agent. If the telephonic request differs in any respect from the written Notice of Continuance/Conversion subsequently furnished, the telephonic request shall govern as to the terms of such notice. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

     (c) Requirements. Each Notice of Continuance/Conversion or telephonic request shall specify (i) the date of the continuance or conversion, (ii) the Advances to be converted or continued and (iii) when Advances are converted into or continued as Eurodollar Rate Advances, the duration of the Interest Period for such Advances.

     (d) Base Rate Advances. Unless a Eurodollar Rate has been determined for a particular Advance and applies to such Advance on a particular day in accordance with the provisions hereof, such Advance shall be a Base Rate Advance and shall accrue interest at the rate then applicable to Base Rate Advances.

     SECTION 2.11. Prepayments. The Borrower from time to time may prepay, without premium or penalty, the outstanding principal amounts of Advances comprising part of the same Borrowing, in whole or ratably in part, so long as
(i) the Borrower gives one Business Day's prior written notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, (ii) each partial prepayment is made in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof, (iii) if any Eurodollar Rate Advance is paid prior to the last day of the Interest Period for such Advances, all unpaid interest accrued to the date of prepayment on the principal amount prepaid and all Breakage Costs incurred as a result of the prepayment are also paid, and (iv) all unpaid interest accrued to the date of prepayment is paid concurrently with any prepayment in full. Notice of prepayment, once given, shall be irrevocable, and the amount of the prepayment specified in the notice shall accordingly be due and payable on the prepayment date specified therein.

     SECTION 2.12. Funding Losses. If (i) any Eurodollar Rate Advance is repaid or converted to a Base Rate Advance on any day other than the last day of an Interest Period for such Eurodollar Rate Advance (whether as a result of any optional prepayment, mandatory prepayment, payment upon acceleration, mandatory conversion or otherwise), (ii) the Borrower fails to borrow any Eurodollar Rate Advance in accordance with a Notice of Borrowing or a telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), (iii) any Base Rate Advance is not converted into a Eurodollar Rate Advance or any Eurodollar Rate Advance is not continued as a Eurodollar Rate Advance in accordance with a Notice of Continuance/Conversion or telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or
(iv) the Borrower fails to make any prepayment in accordance with any notice of prepayment delivered to the Agent, the Borrower shall, upon demand by any Lender, reimburse such Lender for all costs and losses incurred by such Lender as a result of such repayment, prepayment or failure ("BREAKAGE COSTS"), including costs and losses incurred by a Lender as a result of funding arrangements or contracts entered into by such Lender to fund Eurodollar Rate Advances. Breakage Costs shall be payable only if demanded within 90 days after the end of the applicable Interest Period and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth in reasonable detail the calculation of the Breakage Costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 2.13. Increased Costs. (a) Increase in Cost. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender or any participant under Section 8.07(e) of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time pay to the Agent for the account of such Lender or participant additional amounts sufficient to compensate such Lender or participant for such increased cost. Such costs shall be payable only if demanded within six months after they were incurred and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender or participant making the demand, setting forth in reasonable detail the calculation of the costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     (b) Increase in Capital Requirements. If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or funding hereunder and other commitments or funding of this type, then, upon demand by such Lender, the Borrower shall, within 30 days after demand from time to time by such Lender, pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender determines such increase in capital to be allocable to the existence of such Lender's commitment to lend or funding hereunder. Demand for such payment may be made at any time but must be made in writing, with a copy to the Agent. No such compensation may be demanded as to increased capital maintained by a Lender more than 12 months before compensation was first demanded by such Lender under this Section 2.13(b). Demand for such compensation shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth the amount demanded. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     (c) Replacement  Lenders and  Participants.  If, and on each occasion that,
(i) a Lender or a participant under Section 8.07(e) makes a demand for compensation pursuant to Section 2.08, Section 2.13(a) or Section 2.13(b) with respect to Eurodollar Rate Advances or (ii) a Lender is excused from funding Eurodollar Rate Advances pursuant to Section 2.14 or (iii) Taxes are required, pursuant to Section 2.16(a), to be deducted from or with respect to any amount payable to any Lender or the Agent, the Borrower may in whole permanently replace such Lender or participant, as the case may be, with an Eligible Assignee willing to become a Lender hereunder, on the following terms:

          (A) The replacement Lender must be satisfactory to the LC Bank in its reasonable discretion;

          (B) The Borrower shall give the Agent and the Lender or participant being replaced at least five Business Days' prior written notice of the replacement. The notice must be given within 180 days after the date of the event specified in clause (i), (ii) or (iii) above, as the case may be, pursuant to which such replacement is made, and must state the day (which must be a Business Day not more than 10 days after the notice is given) on which the replacement will be effective.

          (C) On the effective date of the replacement, (1) the replacement Lender shall purchase the Advances owed to such replaced Lender or participant for a purchase price equal to the principal amount thereof and all interest accrued thereon as of such effective date, payable in cash on such effective date, (2) an Assignment and Acceptance covering such Advances shall be delivered to the replacement Lender by the Lender being replaced or by the participant being replaced and the Lender from which it holds its participation, and (3) the Borrower shall pay to the Agent for the account of the replaced Lender or participant all Breakage Costs resulting from the replacement and all additional interest, fees, compensation, costs, losses, taxes, expense reimbursements, indemnities and other Obligations due to the Lender or participant being replaced.

          (D) The Borrower will remain liable to each replaced Lender or participant for all Obligations that survive the repayment of the Advances.

     SECTION 2.14. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other

Governmental Authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make
Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then (i) the obligation of such Lender to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and (ii) the Borrower shall forthwith either
(A) prepay in full all Eurodollar Rate Advances of such Lender then outstanding, together with interest accrued thereon and Breakage Costs related thereto or (B) convert all Eurodollar Rate Advances of such Lender then outstanding into Base Rate Advances and pay all interest accrued thereon to the date of conversion and all Breakage Costs related thereto.

     SECTION 2.15. Payments and Computations. (a) Payments. The Borrower shall make each payment hereunder and under the Notes not later than 11:00 a.m. (New York City time) on the day payment is due, in Dollars received by the Agent at its address referred to in Section 8.02 in same day funds. Any payment due to a Lender shall be paid to the Agent for account of such Lender. When the Agent receives a payment for account of a Lender, the Agent will promptly cause like funds to be distributed to such Lender for account of its Applicable Lending Office.

     (b) Charging of Accounts. If and to the extent any payment owed to the Agent or any Lender is not made within three Business Days after the date it was due hereunder or under the Note held by such Lender, the Borrower hereby authorizes the Agent and such Lender to setoff and charge any amount so due against any deposit account maintained by the Borrower with the Agent or such Lender, whether or not the deposit therein is then due.

     (c) Computations. All computations of interest, additional interest and fees accruing at a per annum rate shall be made on the basis of the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, additional interest or commitment fees are payable and a year of 360 days.

     (d) Payment on Business Day. Whenever any payment hereunder or under the Notes is due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees. If, however, such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (e) Presumption of Payment. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Agent for the benefit of the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower does not make such payment to the Agent in full when due, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount was distributed to such Lender until the Business Day such Lender repays such amount to the Agent, at the Federal Funds Rate until the third Business Day after such demand and thereafter at the rate applicable to Base Rate Advances.

     SECTION 2.16. Taxes. (a) Net Payments. Any and all payments by the Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively, are "TAXES"). If the Borrower is required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received if no such deductions had been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) Payment of Other Taxes. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise similarly with respect to, this Agreement, the Notes or any other Loan Document ("OTHER TAXES").

     (c) Indemnification. The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses, but excluding any liability arising from the gross negligence or willful misconduct of such Person) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnity shall be due 30 days after written demand therefor. Any Person entitled to indemnification by the Borrower pursuant to this Section 2.16(c) shall give the Borrower written notice of any matter which such Person has determined has given rise to a right of indemnification hereunder within 120 days after the earlier of (i) the date on which such Person makes payment of the Taxes or Other Taxes giving rise to such right or

(ii) the date on which such Person receives written demand for payment of such Taxes or Other Taxes from the applicable Governmental Authority; provided, however, that the failure by any Person timely to provide such notice (A) shall not release the Borrower from any of its obligations under this Section 2.16(c) except to the extent the Borrower is materially prejudiced by such failure, or such notice was provided more than 240 days after the latest date such notice could have been timely given, and (B) shall not relieve the Borrower from any other obligation or liability that it may have to such Person otherwise than under this Section 2.16(c).

     (d) Evidence of Payments. Within 30 days after the date of any payment of Taxes hereunder by the Borrower, the Borrower will furnish to the Agent, at its address referred to in Section 8.02, the original or a certified copy of any receipt issued to the Borrower evidencing payment thereof.

     (e) Withholding Tax Exemption. If any Lender is a "foreign person" within the meaning of the Code, such Lender shall deliver to the Agent (i) (A) if such Lender qualifies for an exemption from, or a reduction of, United States withholding tax under a tax treaty, a properly completed and executed Internal Revenue Service Form 1001 (or applicable successor form) before the payment of any interest in the first calendar year and in each third succeeding calendar year during which interest may be paid under this Agreement, (B) if such Lender qualifies for an exemption from United States withholding tax for interest paid under this Agreement because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of Internal Revenue Service Form 4224 (or applicable successor form) before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, or (C) if such Lender is not a "bank" as defined in
Section 881(c)(3)(A) of the Code, a properly completed and executed Internal Revenue Service Form W- 8 (or applicable successor form) before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, certifying that such Lender is a foreign corporation, partnership, estate or trust, together with a certificate of a duly authorized officer representing that such Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code), and (ii) such other form or forms as may be required or reasonably requested by the Agent to establish or substantiate exemption from, or reduction of, United States withholding tax under the Code or other laws of the United States. Each Lender agrees to notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001, 4224 or W-8 (or applicable successor forms) (or the related certificate described above), that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

     (f) Withholding Taxes. Where any Lender which is a "foreign person" is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.16(e) are not delivered to the Agent, then the Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

     (g) Indemnification of the Agent. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender which is a "foreign person" (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, together with all reasonable expenses incurred, including reasonable legal expenses and allocated staff costs and any other reasonable out-of-pocket expenses.

     (h) Subsequent Lenders. For purposes of this Section 2.16, the term "Lender" shall include any assignee pursuant to, and after compliance with the requirements of, Section 8.07; provided that no Person acquiring any participation pursuant to Section 8.07(e) shall be deemed a "Lender" for purposes of this Section 2.16 unless and until the Borrower has been notified of such participation. If any Lender grants participations in or otherwise transfers its rights under this Agreement, the participant or transferee shall be bound by the terms of Sections 2.16(e), (f) and (g) as though it were such Lender.

     (i) Refund, Deduction or Credit of Taxes. If any Lender determines, in its sole good faith discretion, that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Borrower pursuant to subsection (a), (b) or (c) above in respect of payments under the Loan Documents, a current monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section 2.16 exceeding the amount needed to make such Lender whole, such Lender shall pay to the Borrower, with reasonable promptness following the date on which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all reasonable out-of-pocket expenses in securing such refund, deduction or credit.

     (j) Exclusion of Certain Taxes. Notwithstanding any other provision of this Agreement, the Borrower shall not be required to pay any amount hereunder to any Lender or the Agent in respect of any Taxes to the extent that, on the date hereof or any other date such Lender became a party to (or participant with respect to) this Agreement or (with respect to payments to an Applicable Lending Office) the date such Lender designated such Applicable Lending Office with respect to this Agreement or any Notes, the obligation to withhold or pay such Taxes existed or would exist upon the payment of an amount by the Borrower under this Agreement or any Note; provided, however, that this paragraph shall not apply (i) to any Lender or Applicable Lending Office that became a Lender or Applicable Lending Office as a result of an assignment, transfer, or designation made at the request of the Borrower, or (ii) to the extent that the amount otherwise payable by the Borrower pursuant to this Section 2.16 to any Lender that is an assignee pursuant to (and in compliance with the requirements of)
Section 8.07 does not exceed the amount that would have been payable  under this
Section 2.16 to the assigning Lender in the absence of such assignment.

     (k) Additional  Cooperation.  Any Lender  claiming any amount pursuant this
Section 2.16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by the Borrower or to change the jurisdiction of such Lender's Applicable Lending Office if such a filing or change would avoid the need for or reduce the amount payable by the Borrower under this Section 2.16 and would not, in the good-faith determination of such Lender, otherwise be disadvantageous to such Lender.

     SECTION 2.17. Sharing of Payments. If after the occurrence and during the continuance of any Event of Default any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Advances owed to it in excess of its Pro Rata Share of all such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them. If all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from the other Lenders shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of its allocable share of such recovery together with its allocable share of any interest required to be paid by the purchasing Lender on the amount so recovered. The Borrower agrees that any Lender purchasing a participation from another Lender pursuant to this Section 2.17 may, to the fullest extent permitted by law, exercise collection rights (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                                   ARTICLE III

                              CONDITIONS OF LENDING

     SECTION 3.01. Conditions Precedent on the Closing Date. This Agreement shall become effective and binding upon the parties hereto only if each of the following conditions precedent is satisfied no later than May 15, 1996:

          (a) Loan Documents. The Agent must have received, with sufficient copies for each Lender:

               (i) this Agreement duly executed by the Borrower, the Agent and each of the Lenders;

               (ii) a promissory note, in substantially the form of Exhibit A, payable to the order of each Lender in an original principal amount equal to such Lender's Pro Rata Share of the Facility Amount on the Closing Date, duly executed by the Borrower;

               (iii) a guaranty, in substantially the form of Exhibit C-1, duly executed by each Subsidiary of the Borrower that is not, on the Closing Date, an Inactive Subsidiary;

               (iv) a pledge and security agreement duly executed and delivered in substantially the form of Exhibit C-2 by the Borrower and in substantially the form of Exhibit C-3 by each Subsidiary of the Borrower that owns, as of the Closing Date, any shares of the stock of or other equity, ownership or profit interest in any Subsidiary of the Borrower, together with (A) certificates representing the Pledged Shares referred to in Schedule A to each such Pledge and Security Agreement, other than shares in respect of Inactive Subsidiaries, accompanied by undated stock powers executed in blank, and (B) evidence satisfactory to the Lenders that all other actions necessary or, in the opinion of the Lenders, desirable to perfect and protect the security interests created by the Pledge and Security Agreements have been taken, including delivery to the Agent of all instruments constituting Collateral, duly endorsed, and delivery of UCC-1 financing statements duly executed by each Grantor under a Pledge and Security Agreement and in form sufficient for filing in all offices in which the Agent or any Lender may consider filing to be appropriate; and

               (v) the schedules to this Agreement and the Loan Documents.

          (b) Corporate Documents. The Agent must have received, with sufficient copies for each Lender:

               (i) copies of the articles or certificate of incorporation and by-laws or other governing documents of each Loan Party as in effect on the Closing Date, certified as of the Closing Date by a Secretary or an Assistant Secretary of such Loan Party;

               (ii) copies of resolutions of the Board of Directors of each Loan Party approving the transactions contemplated hereby and authorizing the execution, delivery and performance of each Loan Document to which it is a party, certified as of the Closing Date by a Secretary or an Assistant Secretary of such Loan Party;

               (iii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is a party and, in the case of the Borrower, to request an extension of credit hereunder; and

               (iv) a good standing certificate for each Loan Party, issued as of a recent date by the Secretary of State of the state in which such Loan Party is incorporated or formed and each state in which it is qualified to do business.

          (c) Governmental Consents. Each Loan Party must have obtained all consents, approvals and authorizations required from any Governmental Authority in connection with the execution, delivery and performance of its obligations under the Loan Documents.

          (d) No Injunction. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent or Requisite Lenders would enjoin, prohibit or restrain (i) the making of the Advances, (ii) the issuance of any Letter of Credit or (iii) the consummation of the transactions contemplated by the Loan Documents.

          (e) Other Deliveries. The Agent must have received, with sufficient copies for each Lender:

               (i) a copy of the Borrower's financial statements on Form 10-K for the year ended December 31, 1995, certified in a manner acceptable to the Requisite Lenders by KPMG Peat Marwick;

               (ii) a certificate dated as of the Closing Date and signed by the Chairman, Chief Executive Officer or Authorized Officer of the
          Borrower,   certifying   that,  as  of  the  Closing  Date,   (A)  the
          representations and warranties contained in Article IV of this Agreement are true and correct on and as of the Closing Date, as though made on and as of such date, (B) no Event of Default or Potential Default has occurred and is continuing, (C) since December 31, 1995, there has been no Material Adverse Change, and (D) each of the other conditions precedent set forth in this Article III has been satisfied;

               (iii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement or any other Loan Document; and

               (iv)  such   other   certificates,   agreements,   documents   or
          instruments as the Agent or the Requisite Lenders may reasonably request in writing.

          (f) Legal Opinions. The Agent must have received, with sufficient copies for each Lender:

               (i) an opinion of Hunton & Williams, counsel for the Borrower and the Guarantors, substantially in the form of Exhibit D-1 hereto and as to such other matters as any Lender through the Agent may reasonably request; and

               (ii) an opinion of special local counsel for each of the Guarantors substantially in the form of Exhibit D-2 hereto and as to such other matters as any Lender through the Agent may reasonably request.

          (g) Payout and Release Agreement. The Agent must have received (with sufficient copies for each Lender) a payout and release agreement, in substantially the form of Exhibit E-3, duly executed by the Borrower and its Subsidiaries and the other parties identified therein.

          (h) Payment of Existing Facility. The first Borrowing must have been requested by the Borrower, in an amount sufficient to pay in full the "Amount Outstanding" set forth in the payout and release agreement delivered pursuant to Section 3.01(g), the Agent must have received irrevocable instructions from the Borrower to apply proceeds from such Borrowing to pay such Amount Outstanding in full, and the Agent must have received an LC Application for all Letters of Credit outstanding under the Existing Facility duly executed by the Borrower and accepted by the LC Bank, confirming that all such Letters of Credit shall be deemed applied for, issued and outstanding under this Agreement and that all participation obligations arising in respect thereof under the Existing Facility are discharged.

          (i) Payment of Fees and Expenses. All fees and expense reimbursements due to the Agent and the Lenders under this Agreement and the Fee Letter must have been paid.

          (j)  Section  3.02  Conditions.  Each of the  conditions  set forth in
     Section 3.02 must be satisfied.

     SECTION 3.02. Conditions Precedent to Each Extension of Credit. The obligation of each Lender to make an Advance on the occasion of any Borrowing and the obligation of the LC Bank to issue any Letter of Credit is subject to the conditions precedent that on the date the Borrowing is to be made or Letter of Credit is to be issued:

          (a) Notice. The Borrower shall have delivered a fully completed Notice of Borrowing or LC Application, as the case may be, dated such date.

          (b) Certification. Each of the following statements shall be true, and the Agent shall have received for the account of each Lender a certificate dated such date and signed by an Authorized Officer, certifying that:

               (i) the representations and warranties contained in Article IV of this Agreement and in Article III of the Pledge and Security Agreements are correct on and as of such date, before and after giving effect to the extension of credit to be made hereunder on such date and the application of the proceeds therefrom, as though made on and as of such date;

               (ii) no event has occurred and is continuing, or would result from such extension of credit or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Default; and

               (iii) the incurrence of indebtedness by the Borrower in the amount of such Borrowing or for the LC Exposure resulting from the issuance of such Letter of Credit is permitted under each of the Subordinated Debt Indentures (and if after such Borrowing is made or Letter of Credit is issued the aggregate principal amount of Advances and LC Exposure outstanding under this Agreement is greater than $154,000,000 (or such other amount as determined pursuant to the Consent Solicitation), such certificate shall include information sufficient to confirm specifically that such incurrence is permitted under Section 4.9 of the 1994 Subordinated Debt Indenture, under
          Section 3.9 of the 1995

          Subordinated Debt Indenture and, upon the effectiveness thereof, under of the terms of the 1996 Subordinated Debt Indenture).

The delivery of a Notice of Borrowing or LC Application and the acceptance by the Borrower of the proceeds of a Borrowing or of a Letter of Credit shall constitute a representation and warranty by the Borrower that, on the date such Advance is made or Letter of Credit is issued, the foregoing statements are true.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) Organization. Each Loan Party is a corporation or partnership duly organized, validly existing and in good standing (except where the failure of one or more Loan Parties, other than the Borrower and its Material Subsidiaries, to be in good standing after the Closing Date could not reasonably be expected to result in a Material Adverse Change) under the laws of the jurisdiction in which it is organized and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

          (b) Power and Authority. Each Loan Party has the corporate or partnership power (i) to carry on its business as now being conducted and as proposed to be conducted by it, (ii) to execute, deliver and perform each Loan Document to which it is a party, and (iii) to take all action necessary to consummate the transactions contemplated under each Loan Document to which it is a party.

          (c) Due Authorization. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party have been duly authorized by all necessary action of its board of directors (or, in case of a partnership, of its governing authority) and do not contravene
     (i) its certificate or articles of incorporation (or, in case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it and do not result in or require the creation of any Lien (other than pursuant to the Collateral Documents) upon any of its property or assets.

          (d) Subsidiaries and Ownership of Capital Stock. Set forth in Schedule 4.01(d), as such schedule may be amended pursuant to Section 5.02(c)(xiii), is a complete list, as of the latest of (i) the date hereof, (ii) the Closing Date, (iii) the date of delivery to the Agent of the then most recently required amended Schedule 4.01(d) pursuant to Section 5.02(c)(xiii), and (iv) in the event an amended
     Schedule 4.01(d) is not timely delivered to the Agent pursuant to Section 5.02(c)(xiii), the date of the last day on which such amended schedule could have been timely delivered, of all direct and indirect Subsidiaries of the Borrower. Such schedules also set forth the number of issued and authorized shares of each class of capital stock of and other equity, ownership or profit interests in such Subsidiary and the identity of the holders of all such shares. Except as set forth in such schedules, no capital stock of or other equity, ownership or profit interest in any such Subsidiary is subject to issuance or sale under any warrant, option or purchase right, conversion or exchange right, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of each such Subsidiary is duly authorized, validly issued, fully paid and nonassessable and is not "margin stock," as that term is defined in Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

          (e) Health Care Facilities. Set forth in Schedule 4.01(e), as such schedule may be amended pursuant to Section 5.02(c)(xiv), is a complete list, as of the latest of (i) the date hereof, (ii) the Closing Date, (iii) the date of delivery to the Agent of the then most recently required amended Schedule 4.01(e) pursuant to Section 5.02(c)(xiv) and (iv) in the event an amended Schedule 4.01(e) is not timely delivered to the Agent pursuant to Section 5.02(c)(xiv), the date of the last day on which such amended schedule could have been timely delivered, of each Health Care Facility owned, leased, managed or operated by the Borrower or any Subsidiary of the Borrower which is a skilled nursing facility, hospital, assisted living facility or retirement facility, and Schedule 4.01(e), as it may be so amended, specifically sets forth, with respect to each such Health Care Facility, whether such Health Care Facility is a leased facility or an owned facility.

          (f) Governmental Approval. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each of the Loan Parties of any Loan Document to which it is or will be a party, except for those listed on Schedule 4.01(f), each of which has been duly obtained or made and is in full force and effect.

          (g) Binding and Enforceable. This Agreement is, and each other Loan Document to which any Loan Party will be a party is or when delivered will be, legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, subject to laws generally affecting the enforcement of creditors' rights.

          (h) Financial Information. The consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1994 and December 31, 1995 and their related income and cash flow statements for the periods then ended, each other financial statement of the Borrower and its Subsidiaries delivered to the Agent or Lenders on or prior to the Closing Date, and each financial statement delivered to the Lenders pursuant to Section 5.02(c), as and when delivered to the Agent or Lenders fairly presents the consolidated financial condition of the Borrower and its Subsidiaries as at the date thereof and the consolidated results of their operations for the period then ended, all in accordance with GAAP consistently applied.

          (i) Material Adverse Change. Since December 31, 1995, there has been no Material Adverse Change.

          (j)  Compliance.  Except as permitted  pursuant to Section 5.02(k) and
     Section 5.03(n), each Loan Party is in compliance in all material respects with all material applicable laws, rules, regulations and orders.

          (k) Litigation. Set forth on Schedule 4.01(k) is a list, as of the Closing Date, of all pending or overtly threatened actions or proceedings affecting any Loan Party before any court, governmental agency or arbitrator, and all loss contingencies within the meaning of GAAP, other than any action or proceeding that would not subject the Loan Parties to liability in excess of $5,000,000 individually or $30,000,000 in the aggregate in the case of two or more related actions or proceedings. Except as identified on Schedule 4.01(k), there is no pending or overtly threatened action or proceeding affecting any Loan Party before any court, governmental agency or arbitrator, which would, if adversely determined, result in a Material Adverse Change or which relates to or could reasonably be expected to affect the legality, validity or enforceability of any Loan Document.

          (l) No Conflict. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party do not and will not (i) conflict with, result in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any instrument, lease, indenture, agreement or other contractual obligation issued by any Loan Party or enforceable against it or any of its property or assets, except under immaterial agreements for supplies or services which are readily replaceable without any adverse effect on such Loan Party or its business or (ii) require any approval of its stockholders.

          (m) No Default. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.

          (n) Payment of Taxes. Each Loan Party has filed all federal income tax returns and all other tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due except to the extent being contested in accordance with the provisions of Section 5.02(h).

          (o) Margin Regulations. No proceeds of any Advance or Letter of Credit will be used for any purpose that requires any Lender to deliver or obtain any certification under, or to comply with any margin requirement or other provision of, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          (p) Conduct of Business. The Borrower is a holding company engaged primarily in the business of (i) holding stock of and claims against its Subsidiaries; (ii) managing and developing corporate opportunities related to the business of its Subsidiaries; (iii) administering and coordinating the overall operating business of its Subsidiaries and other investments permitted hereunder; (iv) obtaining of financing for the business of its Subsidiaries; and (v) holding interests in and title to assets and property necessary or appropriate to conduct such business in the ordinary course. The Subsidiaries of the Borrower (other than any such Subsidiaries engaged in the insurance business as permitted under Section 5.03(c)(xiii)) are principally engaged in the business of a Healthcare Company, including making Investments in Subsidiaries or Persons that are Healthcare Companies.

          (q) Health Care Permits. (i) Except as permitted pursuant to Section 5.02(k) and Section 5.03(n), (A) each Loan Party now has, and has no reason to believe it will not be able to maintain in effect, all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws and all requirements of Governmental Authorities having jurisdiction over such Loan Party or over any part of its operations; (B) all such Health Care Permits are in full force and effect and have not been amended or otherwise modified (except for modifications which do not constitute and cannot reasonably be expected to result in a Material Adverse Change), rescinded, revoked or assigned; (C) no Loan Party is in default in any material respect under, or in violation in any material respect of, any such Health Care Permit (and to the best knowledge of the Borrower, no event has occurred, and no condition exists, which, with the giving of notice or passage of time or both, would constitute a default thereunder or violation thereof) that has caused or could reasonably be expected to cause the loss of any such Health Care Permit; (D) neither the Borrower nor any other Loan Party has received any notice of any violation of applicable laws which has caused or could reasonably be expected to cause any such Health Care Permit to be modified (except for modifications not amounting to a Material Adverse Change), rescinded or revoked; (E) to the best knowledge of the Borrower, no condition exists or event has occurred which could reasonably be expected to result in the suspension, revocation, impairment, forfeiture or non-renewal of such Health Care Permit; and (F) the continuation, validity and effectiveness of all such Health

     Care Permits will not in any way be adversely affected by the transactions contemplated by this Agreement, except that the exercise by the Agent of its rights and remedies in respect of the Collateral is subject to the licensing power of health care regulatory authorities.

        (ii) Except as permitted pursuant to Section 5.02(k) and Section 5.03(n), all Health Care Facilities owned, leased, managed or operated by any Loan Party are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs and in any similar state or local government-sponsored program, to the extent that such Loan Party has decided to participate in any such state or local program, and to receive reimbursement from private and commercial payors and health maintenance organizations to the extent applicable thereto.

          (r) Environmental Matters. Except as set forth in Schedule 4.01(r), as it may from time to time be amended by the Borrower, (i) no Material Environmental Claim is pending or, to the knowledge of the Borrower, overtly threatened against the Borrower or any of its Subsidiaries, or any property or assets currently owned or leased thereby, and (ii) to the knowledge of the Borrower, no Material Environmental Claim is pending or overtly threatened against any property or assets previously owned or leased by the Borrower or any of its Subsidiaries. Except as set forth in
     Schedule 4.01(r), and except in respect of matters that, in the aggregate, are not and cannot reasonably be expected to result in a Material Environmental Claim or a Material Adverse Change, the operations of the Borrower and its Subsidiaries comply and have complied in all material respects with all applicable Environmental Laws.

          (s) ERISA Compliance. (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Federal or state law.

        (ii) Each  Pension  Plan which is  intended  to be  tax-qualified  under
     Section 401(a) of the Code has been  determined by the IRS to qualify under
     Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of the Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

        (iii) Except as set forth in Schedule 4.01(s), (A) none of the Pension Plans which is subject to Title IV of ERISA has any material Unfunded Pension Liability as to which the Borrower or any ERISA Affiliate is or may be liable; (B) neither the Borrower nor any ERISA Affiliate has nor reasonably expects to incur any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to any

     Multiemployer Plan; (C) no ERISA Event has occurred or, to the best knowledge of the Borrower, is reasonably expected to occur; and (D) neither the Borrower nor any ERISA Affiliate has maintained any Welfare Plan which provides, or requires the Borrower or any ERISA Affiliate to provide, medical or other welfare benefits to any participant after the termination of such participant's employment with the Borrower or such ERISA Affiliate (except to the extent required by the provisions of Part 6 of Title I, Subtitle B of ERISA or Sections 162(k) and 4980B of the Code).

        (iv) Each  Welfare  Plan which is a "group  health  plan," as defined in
     Section 607(1) of ERISA, has been operated in compliance with provisions of
     Part 6 of Title I of ERISA and Sections 162(k) and 4980B of the Code at all times.

        (v) Neither the Borrower nor any ERISA Affiliate has engaged, directly or indirectly, in a prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) for which no statutory or administrative exemption is applicable in connection with any Plan the consequences of which, in the aggregate, constitute or can reasonably be expected to result in a Material Adverse Change.

          (t) Title to Assets. Each Loan Party has title, as of the date of each of its financial statements delivered hereunder, to all of its material assets reflected therein, except assets leased to it under a Capital Lease, free and clear of all Liens except Permitted Liens.

          (u) Collateral Documents. On and after the Closing Date and, with respect to perfection upon the filing of the financing statements delivered pursuant to Section 3.01(a), the provisions of each Collateral Document are effective to create in favor of the Agent, for the benefit of the Lenders, legal, valid and perfected security interests in all right, title and interest in the Collateral described therein, enforceable against each Loan Party that owns an interest in such Collateral, subject to laws generally affecting the enforcement of creditors' rights.

          (v) Senior Indebtedness. This Agreement is a "Bank Credit Agreement" within the meaning of the 1992 Convertible Subordinated Debt Indenture and the 1993 Convertible Subordinated Debt Indenture and a "Credit Agreement" within the meaning of the 1994 Subordinated Debt Indenture, the 1995 Subordinated Debt Indenture and, upon the effectiveness thereof, the 1996 Subordinated Debt Indenture. The Obligations when incurred will be "Senior Indebtedness" within the meaning of the Subordinated Debt Indentures.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

     SECTION 5.01. Financial Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing the Borrower will:

          (a)  Maximum  Debt/EBITDAR  Ratio.   Maintain  a  Debt/EBITDAR  Ratio,
     determined as of the last day of each Quarter, at an amount not greater than that set forth for such Quarter below:


            Quarter(s) Ended                        Debt/EBITDAR Ratio
            ----------------                        ------------------
             March 31, 1996                                6.00
             June 30, 1996                                 6.50
           September 30, 1996                              6.50
           December 31, 1996                               6.00
             March 31, 1997                                5.75
             June 30, 1997                                 5.75
           September 30, 1997                              5.50
           December 31, 1997                               5.35
             March 31, 1998                                5.25
             June 30, 1998                                 5.25
           September 30, 1998                              5.00
           December 31, 1998                               4.75
         In 1999 and thereafter                            4.50


          (b) Minimum Cash Flow Coverage Ratio. Maintain a Cash Flow Coverage Ratio, determined as of the last day of each Quarter, at an amount not less than that set forth for such Quarter below:

                                                        Cash Flow
            Quarter(s) Ended                          Coverage Ratio
            ----------------                          --------------
                In 1996                                    1.10
             March 31, 1997                                1.25
             June 30, 1997                                 1.25
           September 30, 1997                              1.50
           December 31, 1997                               1.50
             March 31, 1998                                1.60
             June 30, 1998                                 1.60
           September 30, 1998                              1.70
           December 31, 1998                               1.70
         In 1999 and thereafter                            2.00


          (c) Minimum Interest&Rent Coverage Ratio. Maintain an Interest&Rent Coverage Ratio, determined as of the last day of each Quarter, at an amount not less than that set forth for such Quarter below:

                                                      Interest & Rent
            Quarter(s) Ended                          Coverage Ratio
            ----------------                          --------------
                In 1996                                    1.50
                In 1997                                    1.75
                In 1998                                    2.10
                In 1999                                    2.50
         In 2000 and thereafter                            3.00

          (d)  Minimum  Net  Worth.  Maintain  Adjusted   Stockholders'  Equity,
     determined as of the last day of each Quarter, at an amount not less than the then Minimum Net Worth.

     SECTION 5.02. Affirmative Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing the Borrower will, and will cause its Subsidiaries to:

          (a) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders.

          (b) Inspection of Property and Books and Records. Except in the case of Inactive Subsidiaries, (i) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business, and (ii) permit representatives of the Agent or any Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at the expense of the Borrower, in the case of visits or inspections by the Agent and, if an Event of Default is then continuing, by any Lender, and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Borrower, except that when an Event of Default exists the Agent or any Lender may take any such action at any time during business hours and on same-day notice.

          (c) Reporting Requirements. Furnish to the Lenders:

               (i) as soon as available and in any event within 50 days after the end of each of the first three Quarters in each fiscal year, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Quarter and their consolidated income and cash flow statements for such Quarter and for the fiscal year to date, certified by an Authorized Officer;

               (ii) as soon as available and in any event within 95 days after the end of each fiscal year of the Borrower, a copy of the annual report on Form 10-K for such year for the Borrower and its Subsidiaries, containing financial statements for such year certified in a manner acceptable to the Requisite Lenders by KPMG Peat Marwick or other independent public accountants acceptable to the Requisite Lenders;

               (iii) as soon as possible and in any event within 10 Business Days after becoming aware of any (A) Change of Control or (B) Event of Default or Potential Default continuing on the date of such statement, a statement of an Authorized Officer or the office of the General Counsel of the Borrower setting forth details of such Change of Control or Event of Default or Potential Default, as the case may be, and the action which the Borrower has taken and proposes to take with respect thereto;

               (iv) promptly after the filing thereof, copies of all reports and all registration statements for the sale of newly issued stock filed with the Securities and Exchange Commission or any national securities exchange;

               (v) notice when, but in no event later than ten days after, it becomes aware of any Material Environmental Claim or the presence of any Hazardous Material in, on or under any of its property that is likely to prohibit or restrict materially the occupancy, transferability or use of such property under any Environmental Laws;

               (vi) notice upon, but in no event later than ten days after, the occurrence of any ERISA Event affecting the Borrower or any ERISA Affiliate, together with (A) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (B) any notice delivered by the PBGC to the Borrower or any ERISA Affiliate with respect to such ERISA Event;

               (vii) concurrently with the delivery of the financial statements referred to in clause (i) and (ii) above, a compliance certificate of an Authorized Officer in substantially the form of Exhibit E-1 (A) stating that, to the best of such officer's knowledge, the Borrower, during such period, has observed or performed all covenants and agreements and satisfied all conditions required under this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Event of Default or Potential Default except as specified in such certificate, (B) showing in detail the calculations supporting such statement in respect of Section 5.01, and
          (C) setting forth, and showing in detail the calculations supporting, the Pricing Ratio determined as of the most recent Pricing Test Date in the period covered by such certificate;

               (viii) within 50 days after the end of each Quarter, a Pricing Certificate setting forth the Pricing Ratio as calculated as of the last day of such Quarter;

               (ix) prior to the consummation of any acquisition of a Health Care Company or Health Care Facility for aggregate consideration of $50,000,000 or more, a term sheet describing such acquisition; provided that the Borrower shall not be required to deliver a term sheet hereunder with respect to the First American Merger; and promptly, and in any case within 10 Business Days of any such request, any additional information relating to such acquisition reasonably requested by the Agent or the Requisite Lenders;

               (x) prior to the consummation of any acquisition of a Health Care Company or Health Care Facility for which a pro forma calculation of the

          Interest&Rent Coverage Ratio is required under Section 5.03(c)(xi), a term sheet describing such acquisition, and such pro forma calculation of the Interest&Rent Coverage Ratio; and promptly, and in any case within 10 Business Days of any such request, any additional information relating to such acquisition reasonably requested by the Agent or the Requisite Lenders;

               (xi) within 10 Business Days after the consummation of any acquisition of a Health Care Company or Health Care Facility for aggregate consideration of less than $50,000,000 and for which a pro forma calculation of the Interest&Rent Coverage Ratio is not required under Section 5.03(c)(xi), a term sheet describing such acquisition; and promptly, and in any case within 10 Business Days of any such request, any additional information relating to such acquisition reasonably requested by the Agent or the Requisite Lenders;

               (xii) as soon as possible, and in any event within five Business Days (A) after becoming aware thereof, notice of the occurrence of any event that is or would (with the passage of time, notice or both) be a default under or a violation of any Health Care Permit necessary for the lawful conduct of the business or operations of any Loan Party, including the ownership and operation of its Health Care Facilities, and that is or can reasonably be expected to result in a Material Adverse Change; (B) after receipt thereof, any notice of any violation of applicable laws that causes or could reasonably be expected to cause any such Health Care Permit to be modified (except for modifications  which  do  not  constitute  and  cannot  reasonably  be expected to result in a Material Adverse Change), rescinded or revoked; and (C) after becoming aware thereof, notice of the occurrence of any event that constitutes or can reasonably be expected to result in a Material Adverse Change;

               (xiii) concurrently with the delivery of the financial statements referred to in clause (i) and (ii) above, Schedule 4.01(d), as amended to reflect the formation, acquisition or disposition of any Subsidiary of the Borrower during the Quarter then ended;

               (xiv) concurrently with the delivery of the financial statements referred to in clause (i) and (ii) above, Schedule 4.01(e), as amended to reflect the acquisition or disposition of any Health Care Facility which is a skilled nursing facility, hospital, assisted living facility or retirement facility during the Quarter then ended;

               (xv) at  least  10  Business  Days  prior  to  entering  into any
          Receivables Sale Program, a written description of the material terms and provider of such program, the method of determining the Purchasers' Aggregate

          Net Investment and the Receivables Program Charges of such program, the maximum amount of the Purchasers' Aggregate Net Investment under such program, and the amount and due date of any Facility Reduction or repayment required under Section 2.06(e) in respect of such program;

               (xvi) no later than the effective date of any change in the Purchasers' Aggregate Net Investment under any Receivables Sale Program, written notice of the amount and effective date of such change and the amount of any Facility Reduction and prepayment required under Section 2.06(e) after giving effect to such change; and

               (xvii)  such  other  information   respecting  the  condition  or
          operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent or any Lender through the Agent from time to time may reasonably request.

          (d) Preservation of Corporate Existence, Etc. Subject to Section 5.03(i) and except in the case of Inactive Subsidiaries, (i) preserve and maintain in full force and effect its corporate or partnership existence and good standing under the laws of its State or jurisdiction of incorporation or organization and all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business (provided that the failure at any one time to maintain Health Care Permits with respect to any three Health Care Facilities owned or leased by any one or more Subsidiaries of the Borrower shall not constitute a failure to comply with this Section 5.02(d)(i)),
     (ii) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others doing business with it, and (iii) preserve or renew all of its registered trademarks, trade names and services marks, the non-preservation of which constitutes or could reasonably be expected to result in a Material Adverse Change.

          (e) New Subsidiaries. Promptly, and in any event within 10 Business Days, of (i) the formation or acquisition of a new Subsidiary of the Borrower (other than an Inactive Subsidiary), (ii) the date a Subsidiary ceases to be an Inactive Subsidiary, or (iii) the date on which any Subsidiary of the Borrower that has not executed and delivered a Pledge and Security Agreement acquires any stock of or other equity, ownership or profit interest in, or debt or liability of or other claim against, any other Subsidiary, (A) notify the Agent of such event; (B) amend Schedule A of the relevant Pledge and Security Agreement as appropriate in light of such event; (C) cause such Subsidiary to execute and deliver a Pledge and Security Agreement in substantially the form of Exhibit C-3 and all financing statements and other documents required thereunder or appropriate to perfect the security interest created thereby; (D) deliver to the Agent all stock certificates and other instruments added to the Collateral thereby, accompanied by an undated stock power or transfer document executed in blank; and (E) cause such Subsidiary to deliver an executed counterpart of the Guaranty and deliver to the Agent a Guarantor Confirmation setting forth the Guarantor Liability Limit as to such Subsidiary.

          (f) Maintenance of Property. Maintain and preserve all its property which is necessary for use in its business in good working order and condition, except ordinary wear and tear and except as permitted under
     Section 5.03(b), and use the standard of care typical in the industry in the operation of the Health Care Facilities.

          (g) Insurance. Maintain insurance with financially sound and reputable insurers with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance, except that (i) the Borrower shall be permitted to maintain self insurance with respect to health care benefits provided to employees and with respect to workers' compensation insurance so long as the Borrower also maintains, with financially sound and reputable insurers, stop loss insurance of the type and in amounts customarily maintained by Persons engaged in the same or similar business as are customarily carried under similar circumstances by such other Persons and (ii) insurance need not be maintained by or for the benefit of Inactive Subsidiaries. Upon request of the Agent, the Borrower shall furnish the Agent, with copies for each Lender, at reasonable intervals (but not more than once per calendar year), a certificate of an Authorized Officer (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section 5.02(g) (and which, in the case of a certificate of a broker, was placed through such broker).

          (h) Payment of Obligations. Pay and discharge all of its obligations and liabilities, including:

               (i)  as  they  become  due  and  payable,   all  claims  for  tax
          liabilities, assessments and governmental charges or levies against it or upon its properties or assets;

               (ii) as they become due and payable, all lawful claims which, if unpaid, would, with the passage of time or notice or both, by law become a Lien upon its property;

               (iii)  before   expiration  of  any  period  of  grace  expressly
          provided, all claims for payments due under any lease of a Health Care Facility or any equipment therein; and

               (iv) before expiration of any period of grace expressly provided, all claims for Debts as and when due and payable (subject to any subordination provisions contained in any instrument evidencing, or indenture or agreement governing, such Debt);

     except that it may contest in good faith any claims and may permit the claims so contested to remain unpaid during any period, including appeals, when it is in good faith contesting the same, so long as (A) adequate reserves have been established to the extent required by GAAP or other adequate provision for the payment thereof has been made, (B) enforcement of the contested claim is effectively stayed for the entire duration of such contest, and (C) any claim determined to be due, together with any interest or penalties thereon, is paid promptly, and in any event within three Business Days, after resolution of such contest.

          (i) Environmental Laws. Conduct its operations and keep and maintain its property in compliance in all material respects with all applicable Environmental Laws and Environmental Permits; and prepare at the Borrower's sole cost and expense and deliver to the Agent and the Lenders such updates as the Agent or the Requisite Lenders may reasonably request relating to any Material Environmental Claim.

          (j) Use of Proceeds. Use the proceeds of the Advances first to pay all obligations under the Existing Facility and from time to time to retire all Funded LC Exposure and other Obligations then due hereunder and thereafter for working capital, acquisitions (provided that any such acquisition is approved by the board of directors or equivalent governing body of the target of such acquisition at the time of the initial offer by the Borrower or one or more of its Subsidiaries) and other general corporate purposes of the Borrower and its Subsidiaries not in contravention of any law or this Agreement.

          (k) Health Care Permits and Approvals. Take all action necessary (i) to maintain in full force and effect all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws and all requirements of Governmental Authorities having jurisdiction over it or any part of its operations; and (ii) ensure that all Health Care Facilities owned or leased by it are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program to the extent that it has decided to participate in any such state or local program, and to receive reimbursement from private and commercial payors and health maintenance organizations to the extent applicable thereto; provided that the failure at any one time to maintain Health Care Permits with respect to any three Health Care Facilities owned or leased by any one or more

     Subsidiaries of the Borrower shall not constitute a failure to comply with this Section 5.02(k).

          (l) Further Assurances. (i) Promptly and in no event later than five Business Days after becoming aware thereof, notify the Lenders if any written information, exhibits and reports furnished to the Lenders contain any untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and correct any defect or error that may be discovered therein or in the execution, acknowledgement or recordation of any Loan Document.

        (ii) Promptly upon request by the Agent or the Requisite Lenders, execute, deliver, acknowledge, file, re-file, register and re-register any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or the Requisite Lenders may reasonably require from time to time in order (A) to carry out more effectively the purposes of this Agreement or any other Loan Document, (B) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests described in or intended to be covered by any Collateral Document, (C) to comply with Section 5.03(1), (D) to establish and maintain the validity, effectiveness, perfection and priority of any Collateral Document or any Liens intended to be created thereby, or (E) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection therewith.

     SECTION 5.03. Negative Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, without the written consent of the Requisite Lenders the Borrower will not, and will not cause or permit any Subsidiary of the Borrower to:

          (a) Liens. Directly or indirectly make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or become or remain bound by any agreement to do so, except:

               (i) any Lien (other than a Lien on the Collateral) (A) existing on the Closing Date and described in Schedule 5.03(d), securing Debt permitted under Section 5.03(d)(ii), or (B) granted to secure any extension, renewal, refinancing or replacement of any such Debt if (1) the principal amount secured thereby is not increased and (2) the property subject to the Lien so granted is limited to the property that was subject to the original Lien and any accessions, fixtures, improvements or equipment added thereto in the ordinary course of business;

               (ii) any Lien created under any Loan Document;

               (iii) any Lien for taxes, fees, assessments or other governmental charges which are not delinquent and remain payable without penalty or which are being contested as permitted under Section 5.02(h);

               (iv) any carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Lien arising in the ordinary course of business which is not delinquent or remains payable without penalty or which is being contested as permitted under Section 5.02(h);

               (v) any Lien (other than a Lien imposed by Environmental Laws or by ERISA) on the property of the Borrower or any of its Subsidiaries imposed by law, or pledges or deposits required by law pursuant to worker's compensation, unemployment insurance and other social security legislation;

               (vi) any easement, right-of-way, restriction and other similar encumbrance with respect to real property incurred in the ordinary course of business if, in the aggregate, such items are not substantial in amount and do not constitute and cannot reasonably be expected to result in a Material Adverse Change;

               (vii) any Lien arising out of any judgment or award against it, if (A) such Lien is being contested as permitted under Section 5.02(h), (B) there is no material likelihood of the sale, forfeiture or loss of any part of its properties, and (C) such Lien does not materially interfere with the use of any material part of its properties;

               (viii) any Lien on property of a Person which becomes a Subsidiary after the date of this Agreement if such Lien existed at the time such Person became a Subsidiary of the Borrower and was not created in anticipation thereof;

               (ix) any Lien upon property of a Subsidiary of the Borrower securing Debt of such Subsidiary permitted under Section 5.03(d)(iv), if with respect to such Lien each of the conditions set forth in
          Section 5.03(d)(iv) is satisfied;

               (x) the interest of the purchasers, and their transferees, under any Receivables Sale Program in the accounts receivable of the Borrower's Subsidiaries and proceeds thereof and records related thereto; provided that the Facility Reduction required under Section 2.06(e) is in effect;

               (xi) any Lien upon property of the Borrower or any Subsidiary thereof securing Debt permitted under Section 5.03(d)(iii)(A); and

               (xii) any Lien held by a third party insurance company with which the Borrower or any Subsidiary thereof has established a dedicated cash collateral account and deposited therein an amount not in excess of $15,000,000 less the aggregate amount of any Investments made by the Borrower or any Subsidiary thereof pursuant to Section 5.03(c)(xiii); provided that such account shall not collateralize any obligations of any Person other than the Borrower and wholly-owned Subsidiaries thereof;

     or become or remain bound by any agreement restricting its ability to grant, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, except (A) restrictions set forth in the Loan Documents, (B) restrictions set forth in the Subordinated Debt Indentures,
     (C) restrictions on the enforcement of junior Liens on property secured by a Lien permitted under clauses (i) or (ix) of this Section 5.03(a), if such restrictions are enforceable solely by the holder of the Lien so permitted,
     (D) restrictions on the creation of a Lien on the lessee's interest under a lease, if such restrictions are enforceable solely by the lessor (or any lender to such lessor providing financing secured by assignment of such lease) under such lease, and (E) restrictions on the creation of a Lien on the accounts receivable subject to a Receivables Sale Program, and the proceeds thereof and records related thereto, if such restrictions are enforceable solely by the purchasers under such Receivables Sale Program and their transferees.

          (b) Disposition of Assets. Engage in any Asset Sale or otherwise directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of all or any portion of its assets, business or property, or agree to do any of the foregoing, except:

               (i) the disposition of inventory or used, worn-out or surplus property or equipment or Permitted Cash Investments in the ordinary course of business;

               (ii) the sale of equipment for credit against the purchase price of similar replacement equipment or if the proceeds of the sale are reasonably promptly applied to the purchase price of similar replacement equipment;

               (iii) the disposition of accounts receivable of the Borrower's Subsidiaries pursuant to a Receivables Sale Program; provided that the Facility Reduction required under Section 2.06(e) is in effect;

               (iv) the sale of Schedule 1.01(b) Assets, so long as (A) the entire consideration for such Asset Sale consists of cash received at the closing thereof, (B) the consideration received for such assets is not less than the sales price specified therefor in Schedule 1.01(b) and (C) at the time of or after giving effect to such Asset Sale, no Event of Default or Potential Default exists;

               (v) the sale of Schedule 1.01(c) Assets which is made for fair market value, so long as (A) at least 70% of the total consideration for such Asset Sale consists of cash received at the closing thereof,
          (B) the Agent concurrently acquires, on the terms set forth in the Pledge and Security Agreements, a legal, valid and perfected security interest in any and all non-cash consideration received in such Asset Sale, (C) at the time of or after giving effect to such Asset Sale, no Event of Default or Potential Default exists, and (D) if such Asset Sale is a Retained Interest Sale, then, after giving effect to such transaction and all related transactions, either (1) the Retained Interest Criteria shall be met with respect to such transactions at the time of consummation thereof, or (2) the Partial Disposition Limit shall not be exceeded;

               (vi) any other Asset Sale which is made for fair market value, so long as (A) the sum of the aggregate consideration received pursuant to such Asset Sale plus the aggregate consideration received pursuant to all such other Asset Sales in any calendar year is less than $30,000,000, (B) the Agent concurrently acquires, on the terms set forth in the Pledge and Security Agreements, a legal, valid and perfected security interest in any and all non-cash consideration received in such Asset Sale, (C) at the time of or after giving effect to such Asset Sale, no Event of Default or Potential Default exists, and (D) if such Asset Sale is a Retained Interest Sale, then, after giving effect to such transaction and all related transactions, either
          (1) the Retained Interest Criteria shall be met with respect to such transactions at the time of consummation thereof, or (2) the Partial Disposition Limit shall not be exceeded; and

               (vii) the sale for fair market value or liquidation of any assets acquired or Investments made pursuant to Section 5.03(c)(xiii), so long as the entire consideration therefor consists of cash received at the closing thereof.

          (c) Investments. Directly or indirectly make, acquire, carry or maintain any Investment, or become or remain bound by any agreement to make, acquire, carry or maintain any Investment, except:

               (i) Investments in Permitted Cash Investments;

               (ii) Investments in accounts or notes receivable or other claims arising from the sale or lease of goods or services in the ordinary course of business;

               (iii) Investments by the Borrower in a wholly-owned Subsidiary of the Borrower, for purposes related to the business and operations conducted by such Subsidiary in the ordinary course and not to acquire any new business, Health Care Facility or Health Care Company;

               (iv) loans and advances, in an aggregate amount not greater than $10,000,000 in any calendar year, to employees of the Borrower or of any Subsidiary of the Borrower;

               (v)  Investments  held  on the  Closing  Date  and  described  in
          Schedule 5.03(c);

               (vi) loans made to the Borrower, any wholly-owned Subsidiary of the Borrower or any Subsidiary of the Borrower then satisfying the Retained Interest Criteria by a Subsidiary of the Borrower;

               (vii) Investments in the construction or improvement of a Health Care Facility and other Investments in assets added to property, plant or equipment, but (A) only if the Hard Costs associated with such Investments are counted as Capital Expenditures and (B) excluding a purchase or other acquisition of a Health Care Facility;

               (viii) Investments (A) in the common stock of companies that are '34 Act Companies if the aggregate amount so invested at any one time does not exceed $50,000, or (B) in the stock of Health Care Companies that are '34 Act Companies if the aggregate amount so invested at any one time does not exceed $20,000,000; provided that, except as otherwise permitted under Sections 5.03(c)(x) and 5.03(c)(xiv), the Borrower and its Subsidiaries shall not hold more than 4.9% of the outstanding stock of any '34 Act Company at any one time;

               (ix)   Investments   in  promissory   notes  and  other  non-cash
          consideration received in connection with any Asset Sale permitted under Section 5.03(b)(v) or Section 5.03(b)(vi);

               (x) Investments in Persons that are not wholly-owned Subsidiaries of the Borrower (including, without limitation, joint ventures) and that are not '34 Act Companies at the time of any such Investment; provided that (A) the aggregate amount of such Investments in any calendar year shall not exceed (1) $40,000,000 plus the lesser of (x) $40,000,000 minus the amount so invested in the prior calendar year or
          (y) $15,000,000, or (2) in the event that the Debt/EBITDAR Ratio is less than 5.50 for two consecutive Quarters, $60,000,000 plus the lesser of (x) $60,000,000 minus the amount so invested in the prior calendar year or (y) $20,000,000; provided, however, that in the event that the Debt/EBITDAR Ratio is thereafter greater than 5.50 for any two consecutive Quarters, the limitation set forth in subclause (1) above shall apply until the Debt/EBITDAR Ratio is again less than 5.50 for two consecutive Quarters; provided further that neither the Borrower nor any Subsidiary thereof shall be obligated to dispose of any Investment permitted under this clause (A) in the event that the aggregate amount of Investments hereunder in any calendar year exceeds the limitation set forth in subclause (1) above, so long as any Investments made in excess of such limitation were, at the time such Investments were made, permitted under and made within the limitation set forth in subclause (2) above; (B) any such Investment shall be made by the Borrower through a wholly-owned Subsidiary of the Borrower that (1) is engaged only in activities related to the Person in which such Investment is made and (2) complies with the provisions of
          Section 5.02(e) (except that any such Investment which is a loan may be made directly by the Borrower so long as the Borrower complies with
          Section 5.03(1) and Section 5.02(l)), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance; and (C) at the time of or after giving effect to any such Investment, no Event of Default or Potential Default exists or would result; provided further that the Borrower or any Subsidiary thereof may continue to carry such Investment in the event such Person becomes a '34 Act Company;

               (xi) Investments by existing, newly-formed or acquired wholly-owned Subsidiaries of the Borrower in one or more Health Care Companies or Health Care Facilities; provided that (A) the aggregate cash portion of the aggregate consideration for all such Investments shall not exceed an amount equal to 50% of the Net Cash Proceeds of Sale of (1) Schedule 1.01(b) Assets, (2) Schedule 1.01(c) Assets and
          (3) assets sold pursuant to Section 5.03(b)(vi); provided further that, notwithstanding the foregoing limitations, the Borrower or any wholly-owned Subsidiary thereof may make Investments under this
          Section 5.03(c)(xi) for consideration (exclusive of the value of any equity interests of the Borrower or such Subsidiary thereof issued as part of such Investments) of up to an aggregate for all such Investments of $150,000,000 if, on a pro forma basis, after giving effect to any such Investment (including Interest Expense arising from Debt incurred in connection with any such Investment), the Interest&Rent Coverage Ratio for the 12-month period ending at the end of the most recently ended Quarter exceeds:

                  Year                           Minimum Pro Forma Ratio
                  ----                           -----------------------
                  1996                                     1.75
                  1997                                     2.00
                  1998                                     2.25
                  1999                                     2.65
          2000 and thereafter                              3.15

          (B) at the time of or after giving effect to any such Investment, no Event of Default or Potential Default exists or results; and (C) each entity that becomes a Subsidiary of the Borrower in connection with or as a result of any such Investment shall comply with the provisions of
          Section 5.02(e), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance;

               (xii) The First American Merger; provided that (A) (x) the Settlement Releases (as defined in the First American Merger Agreement) shall have been received and (y) the order confirming the plan of reorganization in the bankruptcy proceeding of First American shall be final and nonappealable and the terms and conditions of such order, plan of reorganization and any amendment, modification or waiver of any provision of the First American Merger Agreement after the date hereof shall be satisfactory to the Agent in its sole discretion; provided further that, to the extent any term or condition of any such order, plan of reorganization or any such amendment, modification or waiver (x) increases (1) the aggregate purchase price payable by the Borrower or any of its Subsidiaries in connection with such merger, (2) the cash portion of such purchase price payable by the Borrower or any of its Subsidiaries at the closing of such merger or (3) by more than $10,000,000 the aggregate amount of any obligations assumed by the Borrower or any of its Subsidiaries in connection with such merger, or (y) accelerates the timing of any payment of consideration (deferred, contingent or otherwise) in excess of $10,000,000 in the aggregate under the First American Merger Agreement, such terms or conditions or amendment, modification or waiver shall be satisfactory to the Requisite Lenders in their sole discretion; (B) at the time of or after giving effect to the First American Merger, no Event of

          Default or Potential Default shall exist or result; and (C) the Borrower shall comply with the provisions of Section 5.02(e), and neither the Borrower nor any of its subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance;

               (xiii) Investments in one or more insurance company Subsidiaries in an aggregate amount not greater than $15,000,000 less the aggregate amount of all deposits by the Borrower or any subsidiary thereof with one or more third party insurance companies, and with respect to which deposits Liens are permitted pursuant to Section 5.03(a)(xii); provided that (A) in the case of any such insurance company Subsidiary, it shall be formed as an insurance company solely to do business as such under and in accordance with all laws, regulations, directives and administrative orders applicable to insurance companies in its jurisdiction of organization; (B) no such Subsidiary shall insure obligations of any Person other than the Borrower and wholly-owned Subsidiaries thereof; and (C) the aggregate potential liability of the Borrower and its subsidiaries in connection with such Investment shall not exceed the aggregate amount of Investments permitted under this Section 5.03(c)(xiii);

               (xiv) Investments carried or maintained in Affiliates arising out of Retained Interest Sales, including any such Investment carried or maintained in a Person that becomes a '34 Act Company; and

               (xv) The acquisitions described in Schedule 5.03(c)(xv); provided that (A) the aggregate cash portion of the consideration for any such acquisition shall not exceed the cash purchase price specified therefor in Schedule 5.03(c)(xv); (B) at the time of or after giving effect to any such acquisition, no Event of Default or Potential Default shall exist or result; and (C) the Borrower shall comply with the provisions of Section 5.02(e), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance.

          (d) Limitation on Indebtedness. Directly or indirectly create, incur, assume, guarantee or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt, except:

               (i) the Obligations;

               (ii) Debt existing on the Closing Date and described in Schedule 5.03(d) and any extension, renewal or refinancing of such Debt so long as either (A) the principal amount of such Debt is not increased or
          (B) any increase in the principal amount of such Debt is permitted pursuant to another clause of this Section 5.03(d);

               (iii) any intercompany loan made (A) by the Borrower or any wholly-owned Subsidiary thereof to any Person that is a Subsidiary of the Borrower at the time such loan is made; provided that any such loan made by the Borrower or any wholly-owned Subsidiary thereof to any Person that is a wholly-owned Subsidiary of the Borrower at the time such loan is made shall be repayable on demand; provided further that, in the case of any loan to a non-wholly-owned Subsidiary of the Borrower, (1) the Investment in such loan is permitted under Section 5.03(c) and (2) such loan shall be subject to the limitations on Investments provided for therein; or (B) to the Borrower or any wholly-owned Subsidiary thereof by any Subsidiary of the Borrower;

               (iv) Debt (A) owed by a Health Care Company acquired in an acquisition permitted under Section 5.03(c)(xi), Section 5.03(c)(xii) or Section 5.03(c)(xv), if such Debt was outstanding prior to the acquisition, (B) owed by a Subsidiary of the Borrower, if the Subsidiary makes an acquisition permitted under Section 5.03(c)(xi),
          Section 5.03(c)(xii) or Section 5.03(c)(xv) and incurs and uses such Debt for the purpose of paying the purchase price or other consideration for the acquisition, or (C) incurred or used by any Subsidiary of the Borrower to purchase or otherwise acquire any equipment for its business, but such Debt shall be permitted only if and so long as the following conditions are met:

                    (1) such Debt (I) may be secured only by assets of the Subsidiary that incurred it, (II) may be incurred and owed only by a single Subsidiary that, if it owes Debt of the type described at (A) and (B) in this clause (iv), has no significant assets except those acquired in such acquisition, and equipment, fixtures and improvements thereon, replacements thereof, inventory therefor, and assets generated by operation thereof,
               (III) must not be subject to terms that are violated, or pursuant to which such Debt is put into default, by reason of any breach, default or event of default under any indenture or agreement governing any other Debt or lease binding on the Borrower or any of its other Subsidiaries, (IV) must permit the Borrower and such Subsidiary to comply with Section 5.02(e), and (V) must not be violated or put into default or require any prepayment or repurchase of such Debt by reason of any change in control over the Borrower or such Subsidiary except, if required by the holder of such Debt despite best efforts by the Borrower to the contrary, a right to consent to a change of ownership of such Subsidiary if such consent may not unreasonably be withheld; and

                    (2) the aggregate principal amount of all such Debt incurred at any time after the Closing Date and outstanding at any one time in a particular year must not exceed:

                  Year                                Maximum Amount
                  ----                                --------------
                  1996                                 $45,000,000
                  1997                                 $55,000,000
                  1998                                 $65,000,000
          1999 and thereafter                          $75,000,000

          ; and

               (v) Subordinated Debt incurred under the 1996 Subordinated Debt Indenture, and any extension, renewal or refinancing of such Debt so long as either (A) the principal amount of such Debt is not increased or (B) any increase in the principal amount of such Debt is permitted pursuant to another clause of this Section 5.03(d); provided that the terms and conditions of such 1996 Subordinated Debt Indenture shall be
          (1) substantially similar to the terms and conditions contained in the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture and (2) satisfactory to the Agent in its sole discretion.

          (e) Transactions with Affiliates. Enter or agree to enter into any transaction with any Affiliate of the Borrower or of any Subsidiary of the Borrower except (i) under the Loan Documents or (ii) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Subsidiary and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arm's-length transaction with a
     Person  not  an  Affiliate  of  the  Borrower  or  such   Subsidiary.

          (f) Accommodation Obligations. Create, incur, assume or suffer to exist any Accommodation Obligations except:

               (i) endorsements of checks for collection or deposit in the ordinary course of business;

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                                       73

               (ii)   Accommodation   Obligations   of  the   Borrower  and  its
          Subsidiaries existing as of the Closing Date and described in Schedule 5.03(f);

               (iii) the Obligations;

               (iv) a guaranty by the Borrower of Debt of a Subsidiary permitted under Section 5.03(d)(iv);

               (v) a guaranty by the Borrower of the obligations of a Subsidiary under a lease agreement permitted under Section 5.03(g);

               (vi) a guaranty of the performance of the representations and warranties, indemnities and servicing commitments of a Subsidiary (A) to the purchasers under a Receivables Sale Program and their transferees, (B) contained in any purchase or sale agreement entered into in connection with any Investment or Asset Sale permitted under this Agreement, and (C) contained in any management agreement entered into in the ordinary course of such Subsidiary's business; and

               (vii) any other Accommodation Obligation to the extent the same does not cause an Event of Default under Section 5.01(a).

          (g) Leases of Health Care Facilities. Enter into or become obligated as lessee under any lease of a Health Care Facility, whether or not it is a Capital Lease, unless (i) the lease is free from provisions pursuant to which the lease is violated or put into default by reason of any breach, default or event of default under any indenture or agreement governing any Debt of, or other lease binding on, the Borrower or any of its other Subsidiaries, except another lease entered into by the same lessor or by one of its Affiliates, (ii) the lease permits the Borrower and such Subsidiary to comply with Section 5.02(e) and does not include any provision that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance, and (iii) the lease is free from provisions pursuant to which the lease is or would be violated or put into default, or any prepayment would be required, by reason of any change in control of the Borrower or such Subsidiary except, if required by the lessor despite best efforts by the Borrower to the contrary, a right to consent to a change of ownership of such Subsidiary if such consent may not unreasonably be withheld; provided that at any one time the Borrower or any of its Subsidiaries may be obligated as a lessee under one or more leases of Health Care Facilities not otherwise permitted under this Section 5.03(g) so long as the aggregate annual rent payment obligations under all such leases is less than $10,000,000.

          (h) Restricted Junior Payments. Directly or indirectly (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or any other equity, ownership or profit interests; (ii) purchase, redeem or otherwise acquire for value any shares of any class of capital stock of, or other equity, ownership or profit interests in, the Borrower or any of its Subsidiaries or any warrants, rights or options to acquire any such shares or interests, now or hereafter outstanding; (iii) enter into any agreement restricting the ability of any Subsidiary of the Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders; (iv) agree to or permit any amendment or modification of, or change in, any of the terms of the Subordinated Debt Indentures, except as contemplated by and pursuant to the Consent Solicitation; or (v) pay, prepay, redeem, or purchase or otherwise acquire any Subordinated Debt, or make any deposit to provide for the payment of any Subordinated Debt when due, or exchange any Subordinated Debt, or give any notice in respect thereof; except that:

               (A) the Borrower may declare and pay cash dividends on its common stock, so long as (1) no Event of Default or Potential Default is continuing at the time any such dividend is declared or paid or would result from the payment and (2) the aggregate amount of all such cash dividends paid in any one calendar year does not exceed the lesser of
          (x) $0.05 per share and (y) $10,000,000 in the aggregate;

               (B) the Borrower from time to time may purchase outstanding shares of the Borrower's common stock, so long as (1) the aggregate amount expended for all such purchases at any time after the Closing Date does not exceed $20,000,000 (the "PURCHASE LIMIT") and (2) the purchase is made in compliance with all applicable laws and no Potential Default or Event of Default exists at the time of, or would result from, any such purchase (and, for this purpose, the amounts counted toward the Purchase Limit shall not be reduced by or on account of any subsequent resale of the Borrower's common stock);

               (C) the Borrower may declare and make any dividend payments or other distributions payable solely by the Borrower in common stock of the Borrower;

               (D) so long as no Event of Default exists or would result, any Subsidiary may (1) make any lawful distribution to the holders of shares of its stock or other equity, ownership or profit interests and
          (2) purchase, acquire or retire any such shares or interests that are not held by the Borrower or a wholly-owned Subsidiary of the Borrower, if the Investment in such shares or interests is permitted at the time under Section 5.03(c)(x), 5.03(c)(xi) or Section 5.03(c)(xii);

               (E) the Borrower may pay when due the interest on the Subordinated Debt if such interest is permitted to be paid at the time under the subordination provisions of the governing Subordinated Debt Indenture;

               (F) the Borrower may give notice of a redemption with respect to any issue of Convertible Subordinated Debt, if and only if (1) the purpose of such notice is to force the holders of such Convertible Subordinated Debt to convert their Convertible Subordinated Debt into common stock of the Borrower and (2) at the time of the giving of such notice no Event of Default or Potential Default has occurred and is continuing; provided, however, that the Borrower may make any redemption payment by reason of tenders actually made pursuant to such notice only if either (x) the conversion of such Convertible Subordinated Debt to common stock is underwritten by a third party acceptable to the Agent and the Requisite Lenders or (y) any redemption payment required to be made pursuant to such notice would not cause Adjusted Stockholders' Equity to be less than Minimum Net Worth and no Event of Default or Potential Default is continuing at the time of, or would exist after giving effect to, any such redemption payment; and

               (G) so long as no Event of Default exists or would result and unless otherwise prohibited under this Agreement, the 1993 Convertible Subordinated Debt Indenture or the 1995 Subordinated Debt Indenture, the Borrower may pay on January 1, 2001 and May 15, 2002, respectively, any principal amount then due and payable under the 1993 Convertible Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture.

          (i) Mergers, Etc. Merge or consolidate with or into or enter into any agreement to merge or consolidate with or into any Person except that:

               (i) a wholly-owned Subsidiary of the Borrower may engage in a merger or consolidation with any one or more other wholly-owned Subsidiaries of the Borrower if the surviving corporation is a wholly-owned Subsidiary of the Borrower (A) that has executed the Guaranty and (B) all the stock of which is held by the Agent in pledge pursuant to the Collateral Documents;

               (ii) a non-wholly-owned Subsidiary of the Borrower may engage in a merger or consolidation with any one or more other non-wholly- owned Subsidiaries of the Borrower; provided that the surviving corporation is a Subsidiary of the Borrower, (A) that has executed the Guaranty and (B) the stock of  which,  to the  extent  owned by the  Borrower  or any  Subsidiary thereof, is held by the Agent in pledge pursuant to the Collateral Documents; and provided further that, after giving effect to any such merger or consolidation, (1) the Borrower shall, directly or indirectly, own an equity interest in the surviving corporation substantially equivalent in aggregate value to its prior equity interests in the non-wholly-owned Subsidiaries party to such merger or consolidation, and (2) the surviving corporation shall satisfy the Retained Interest Criteria as if such merger or consolidation had been a Retained Interest Sale;

               (iii) a wholly-owned Subsidiary of the Borrower may engage in a merger or consolidation in connection with an acquisition permitted under Section 5.03(c)(xi) or Section 5.03(c)(xii), but only if the surviving corporation is a wholly-owned Subsidiary of the Borrower (A) that has executed the Guaranty and (B) all the stock of which is held by the Agent in pledge pursuant to the Collateral Documents; and

               (iv) a  Subsidiary  of the  Borrower  may  engage  in a merger or consolidation if the purpose and effect thereof is solely to consummate a transaction permitted under Section 5.03(b)(iv), Section 5.03(b)(v) or Section 5.03(b)(vi).

          (j)  Capital  Expenditures.   Make  Capital  Expenditures  during  any
     calendar year in an amount in excess of the amount set forth below opposite such year:


                    Year                                    Amount
                    ----                                    ------
                    1996                                 $100,000,000
                    1997                                 $ 90,000,000
              1998 and thereafter                        $ 80,000,000

     plus in each calendar year the lesser of (i) $10,000,000 and (ii) the excess, if any, of (A) the amount set forth above for the prior year over
     (B) the Capital Expenditures made in the prior year.

          (k) Conduct of Business. Engage in any business other than the businesses of the Borrower and its Subsidiaries described in Section 4.01(p) and any business or activity substantially similar thereto.

          (l) Unpledged Assets. In the case of the Borrower, own or hold any assets, Investments or property upon which the Agent does not hold a valid, perfected and sole Lien as security for the Obligations, except (i) Investments permitted under clauses (i) and (iv) of Section 5.03(c), (ii) Investments permitted under Section 5.03(c)(xiii), but only to the extent that the perfection of the Agent's Lien on such Investments is prohibited by applicable law, (iii) other assets and property having an aggregate value not greater than $30,000,000, and (iv) shares of Inactive Subsidiaries.

          (m) Compliance with ERISA. Directly or indirectly (or permit any ERISA Affiliate directly or indirectly to) (i) terminate any Plan subject to Title IV of ERISA so as to result in liability to the Borrower or any ERISA Affiliate in excess of $2,000,000; (ii) permit any ERISA Event to exist;
     (iii) make a complete  or partial  withdrawal  (within the meaning of ERISA
     Section 4201) from any Multiemployer Plan so as to result in liability to the Borrower or any ERISA Affiliate in excess of $2,000,000; or (iv) permit the total Unfunded Pension Liabilities (using the actuarial assumptions utilized by the PBGC) for all Pension Plans (other than Pension Plans which have no Unfunded Pension Liabilities) to exceed $2,000,000.

          (n) Health Care Permits and Approvals. Engage in any activity that (i) is or could reasonably be expected to result in a material default under or violation of any Health Care Permit necessary for the lawful conduct of its business or operations or (ii) causes or could reasonably be expected to cause the loss by any Health Care Company or Health Care Facility owned, leased, managed or operated by it of the right to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program to the extent that it has decided to participate in any such state or local program, or to receive reimbursement from private and commercial payors and health maintenance organizations to the extent applicable thereto; provided that the failure at any one time to maintain Health Care Permits with respect to any three Health Care Facilities owned or leased by one or more Subsidiaries of the Borrower shall not constitute a failure to comply with this Section 5.03(n).

          (o) Retained Interest Criteria. Cause, permit or suffer any of the Retained Interest Criteria not to be met and maintained continuously after the consummation of any transaction permitted under Section 5.03(b)(v)(D) or Section 5.03(b)(vi)(D), for as long as the Retained Interest surviving such transaction, or any portion thereof or non-cash proceeds therefrom, is held by the Borrower or any of its subsidiaries.

          (p) Payment Restrictions Affecting Subsidiaries. Cause, permit or suffer any Subsidiary to become or remain subject to any contractual obligation that in any manner limits or restricts its right to pay dividends or make distributions, whether in cash or in property, to its stockholders or to make loans or sell assets to the Borrower or any of its Subsidiaries or to enter into any other lawful transaction with the Borrower or any of its Subsidiaries, except limitations and restrictions set forth in the Subordinated Debt Indentures or the Loan Documents.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

          (a) Non-Payment of Principal. The Borrower fails to pay when due any principal of any Advance; or

          (b) Non-Payment of Interest or Fees. The Borrower fails to pay when due any interest payable under Section 2.07, any additional interest payable under Section 2.08, any fee payable under Section 2.04 or any other amount payable hereunder and such failure continues for five days or such other period of grace provided for herein; or

          (c) Representations and Warranties. Any representation or warranty made by any Loan Party under or in connection with any Loan Document proves to have been incorrect in any material respect when made and either (i) such representation or warranty cannot be remedied or (ii) such representation or warranty continues to be incorrect in any material respect for ten days after either (A) such incorrectness is acknowledged in writing by the Borrower or (B) written notice thereof is given to the Borrower by the Agent or any Lender; or

          (d) Financial, Lien and Debt Covenants. The Borrower fails to perform or observe any term, covenant or agreement set forth in Section 5.01,
     Section 5.03(a) or Section 5.03(d); or

          (e) Reporting and Negative Covenants. The Borrower fails to perform or observe any term, covenant or agreement set forth in Section 5.02(c) or
     Section 5.03 (other than Sections 5.03(a) or 5.03(d)) and such failure continues for ten days after either (i) it is acknowledged in writing by the Borrower or (ii) written notice thereof is given to the Borrower by the Agent or any Lender; or

          (f) Covenants. The Borrower or any Loan Party fails to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document (other than those specifically referred to in subsections (a), (b), (c), (d) and (e) of this Section 6.01) and such failure continues for 30 days after either (i) it is acknowledged in writing by the Borrower or (ii) written notice thereof is given to the Borrower by the Agent or any Lender; or

          (g) Debt. The Borrower or any of its Subsidiaries (i) fails to pay, when due and payable (whether at the scheduled maturity or upon any required prepayment, acceleration, demand or otherwise), any principal of or premium or interest on any Debt (except the Notes) outstanding in a principal amount of at least $10,000,000, and such failure continues for longer than the period of grace, if any, specified for such failure in the indenture or agreement governing such Debt, or (ii) commits or permits a breach or default under any financial test or covenant which, under the terms of the indenture or agreement governing any Debt (except the Notes) outstanding in a principal amount of at least $20,000,000, requires the maintenance of a specified net worth or working capital or any other quantifiable measure of financial condition or financial performance, and such breach or default continues for longer than the period of grace, if any, specified for such failure in such indenture or agreement; or any such Debt of at least $20,000,000 is declared to be due and payable or is required to be prepaid prior to the stated maturity thereof; or

          (h) Leases. (i) Except as otherwise permitted pursuant to Section 5.02(h), the Borrower or any of its Subsidiaries (A) fails to make any payment within the period required under any Material Lease, and such failure continues for longer than the period of grace, if any, specified for such failure in such Material Lease, or (B) fails to perform or observe any other term, covenant or agreement that (1) is contained in any Material Lease and (2) requires the payment of money or can be performed or observed by the payment of money, and such failure continues for longer than the period of grace, if any, specified for such failure in such Material Lease; or (ii) any Material Lease is terminated as a result of any failure by the Borrower or any of its Subsidiaries to perform or observe any term, covenant or agreement contained therein; or

          (i) Bankruptcy. The Borrower or any Material Subsidiary is generally not paying its debts as they become due or admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; or any proceeding is instituted by or against any Loan Party or any Subsidiary of a Loan Party seeking an order for relief under the United States Bankruptcy Code or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property under any law relating to bankruptcy, insolvency, liquidation or reorganization or relief of debtors and either (i) any such relief in any such proceeding is sought or consented to by it or an order for any such relief is entered against it, or (ii) any such proceeding instituted against it remains undismissed and unstayed for a period of 60 days; or any Loan Party or any Material Subsidiary takes any corporate action to authorize any of the actions set forth above in this Section 6.01(i); or

          (j) Judgments. Any judgment or order for the payment of money is rendered against any of the Loan Parties or any of their Subsidiaries in an amount in excess of $10,000,000 for any single judgment or order or in excess of $50,000,000 for all such judgments or orders and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and not stayed, or (ii) there is any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

          (k) Guaranty. Any provision of the Guaranty after delivery thereof for any reason ceases to be valid and binding on each Loan Party that is party thereto, or any Loan Party shall repudiate or purport to revoke the Guaranty; or

          (l) Collateral Documents. The Collateral Documents, after delivery thereof pursuant to Section 3.01, for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any material portion of the Collateral purported to be covered thereby; or

          (m) ERISA. (i) The Borrower or any ERISA Affiliate fails to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; or (ii) in the case of an ERISA Event involving the withdrawal from a Pension Plan of a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Pension Plan's Unfunded Pension Liabilities is more than $2,000,000; or
     (iii) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer incurs a withdrawal liability in an aggregate amount exceeding $2,000,000; or (iv) a Plan that is intended to be qualified under Section 401(a) of the Code loses its qualification, and with respect to such loss of qualification, the Borrower or any ERISA Affiliate can reasonably be expected to be required to pay (for additional taxes, payments to or on behalf of Plan participants, or otherwise) an aggregate amount exceeding $2,000,000; or
     (v) any combination of events listed in clauses (ii) through (iv) occurs that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $5,000,000;

then, and in any such event, the Agent (A) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances and the obligation of the LC Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate and the Facility Amount and LC Subcommitment shall be automatically and permanently reduced to zero, and (B) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the Advances and all fixed and contingent obligations of the Borrower to reimburse the LC Bank for any payment that has been or may be made under any Letter of Credit, together with all interest thereon and all other amounts payable under this Agreement, to be immediately due and payable, and thereupon the Advances and all such fixed and contingent reimbursement obligations, interest and other

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                                       81

amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that if an order for relief under the United States Bankruptcy Code is entered at the request or upon the consent of the Borrower or involuntarily against the Borrower (x) the obligation of each Lender to make Advances and the obligation of the LC Bank to issue Letters of Credit shall automatically be terminated and the Facility Amount and LC
Subcommitment shall be automatically and permanently reduced to zero, and (y) the Advances and all such fixed and contingent obligations, interest and other amounts shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     SECTION 6.02. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.


                                   ARTICLE VII

                                    THE AGENT

     SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent shall not be liable to any Lender if, in accordance with the terms of this Agreement, it takes or omits to take any action pursuant to the instructions of the Requisite Lenders. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Agent agrees to perform and discharge the duties and powers delegated to it under this Agreement and the other Loan Documents in accordance with the terms hereof and thereof.

     SECTION 7.02. Agent Not Liable. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent

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(i) may  treat  the  payee of any Note as the  holder  thereof  until  the Agent receives written notice of the assignment or transfer thereof signed by such payee and including the agreement of the assignee or transferee to be bound hereby as it would have been if it had been an original Lender party hereto, in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender
for  the  due  execution,  legality,  validity,   enforceability,   genuineness,
sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant to any Loan Document or for the creation, validity, enforceability, sufficiency, value, perfection or priority of any Lien purported to be granted to the Agent, whether pursuant to any of the Collateral Documents or otherwise; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. Rights as Lender. With respect to its commitment and Pro Rata Share hereunder, the Advances and Notes held by it and all other rights, claims and interests accorded it as Lender, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Agent and without any duty to account therefor to the Lenders. Any Lender and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if such Lender were not a Lender hereunder and without any duty to account therefor to the other Lenders.

     SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01(h) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it deems

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                                       83

appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower) ratably according to their Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, modification, amendment, protection or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

     SECTION 7.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall, subject to the written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Requisite Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State and having total assets of at least $20,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     SECTION 7.07. Release of Collateral. The Agent is hereby irrevocably authorized to release any Lien granted to or held by the Agent upon (i) any and all Collateral when the Facility Amount has been permanently reduced to zero, all Letters of Credit issued hereunder have expired or been discharged, all outstanding Advances and LC Exposure have been repaid, and all other Obligations that are then due and payable and of which the Agent then

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                                       84

has written notice demanding payment prior to release of Collateral have been paid, (ii) any Collateral constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted under Section 5.03(b), or (iii) any Collateral consisting of an instrument evidencing Debt or other debt instrument, if the indebtedness evidenced thereby has been paid in full. Upon request by the Agent or the Borrower at any time, each Lender shall confirm in writing the Agent's authority to release Collateral, or particular types or items of Collateral, as set forth in this Section 7.07. Subject to
Section 8.01(g), the Agent shall not be obligated to release any Collateral unless it receives such written confirmation from the Requisite Lenders.

     SECTION 7.08. Release of Guarantor upon Sale of Stock. If (i) either (A) all of the outstanding shares of capital stock and other equity, ownership and profit interests in any Guarantor are sold to a Person not an Affiliate of the Borrower in a transaction which is permitted under Section 5.03(b)(iv), Section 5.03(b)(v) or Section 5.03(b)(vi) and which is not a Retained Interest Sale or
(B) the Guarantor Liability Limit of any Guarantor is reduced to zero as part of a Retained Interest Sale and by reason of a voluntary reduction of the Facility Amount that is elected by the Borrower at the time and in the manner set forth in the definition of "Guarantor Liability Limit," and if (ii) the conditions set forth in Section 5.03(b)(iv), Section 5.03(b)(v) or Section 5.03(b)(vi), as the case may be, are met in respect of such transaction, then upon request by the Agent or the Borrower each Lender shall confirm in writing that the liability of such Guarantor under the Guaranty is released and discharged effective when such transaction is consummated and such requirements are met, as set forth in
Section 2.13 of the Guaranty. Such confirmation from the Requisite Lenders (1) shall establish conclusively that the liability of such Guarantor under the Guaranty is released and discharged as set forth in Section 2.13 of the Guaranty and (2) may be relied on, without further inquiry, by the purchaser in such transaction and each of its transferees.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.01. Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall be effective unless it is in writing and signed by the Requisite Lenders (and any such waiver or consent shall in any case be effective only in the specific instance and for the specific purpose for which given), but no amendment, waiver or consent shall, unless in writing and signed by the Lender to be bound or affected thereby, do any of the following:

          (a) change the obligation of such Lender to extend credit hereunder or subject such Lender to any additional obligations;

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                                       85

          (b) reduce the principal of or interest on the Notes or any fees or other amounts payable to such Lender hereunder or under any other Loan Document;

          (c) postpone any date fixed for any payment (including any mandatory prepayment) of principal of or interest on any Advances or LC Exposure held by such Lender or any fees or other amounts payable to such Lender under any Loan Document;

          (d)  waive,   reduce  or  postpone  any  Facility  Reduction  required
     hereunder;

          (e) amend the definition of "Facility Amount," "Pro Rata Share" or "Requisite Lenders";

          (f) waive any Event of Default that is continuing under Section 6.01(a) or 6.01(b) in respect of a payment due to such Lender;

          (g) release any substantial portion of the Collateral other than in accordance with the terms of this Agreement;

          (h) release or limit the liability of any Guarantor under the Guaranty other than in accordance with the terms of the Guaranty;

          (i) amend Section 2.13, Section 2.17 or Section 6.01(a); or

          (j) amend this Section 8.01;

and (x) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document and
(y) no amendment, waiver or consent shall, unless in writing and signed by the LC Bank in addition to the Lenders required above to take such action, affect the rights or duties of the LC Bank under this Agreement.

     SECTION 8.02. Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at Integrated Health Services, Inc., 10065 Red Run Boulevard, Owings Mills, Maryland 21117, Attention: General Counsel and
Attention: Eleanor Harding, Senior Vice President, with a copy to: Hunton & Williams, 43rd Floor, MetLife Building, 200 Park Avenue, New York, New York 10166, Attention: John R. Fallon, Jr.; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; and if to the Agent, at Citibank, N.A., 399 Park Avenue, New York, New York 10043, Attention: Margaret
A. Brown, Vice President, with a copy to: Shearman & Sterling, 555 California Street, 20th Floor, San Francisco, California 94104,

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                                       86

Attention: Steven E. Sherman; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II or VII shall not be effective until received by the Agent.

     SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender, the LC Bank or the Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, execution, delivery, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all reasonable costs and expenses, including reasonable fees and expenses of attorneys (including allocable costs of in-house counsel), accountants, advisors and other experts, incurred by the Agent or the Lenders in respect of any Event of Default or while any Event of Default is continuing or in connection with the protection, resolution or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of the Obligations or the Collateral or any right, remedy, power, interest or claim of the Agent or any Lender under any Loan Document.

     SECTION 8.05. Right of Set-off. Whenever any Event of Default is continuing, each Lender may at any time or from time to time, with the consent of the Requisite Lenders but without any prior notice to the Borrower or any other Person, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other debt at any time owing by such Lender to or for the credit or the account of the Borrower, whether or not then due, and whether or not then fully secured, against any and all Advances, LC Exposure and other Obligations then owing to such Lender, whether or not then due. After any such set-off and application is made, the Lender that made it shall promptly notify the Borrower thereof, but the failure to do so shall not affect the validity of the set-off and application and shall not expose such Lender to any liability. The Lenders' right of setoff under this
Section 8.05 is cumulative with and additional to all other rights and remedies (including other rights of set-off) of the Lenders.

     SECTION 8.06. Indemnity. (a) General Indemnity. The Borrower shall pay, defend, indemnify, and hold each Lender, the Agent, their respective Affiliates and each of their

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                                       87

respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees and expenses of counsel and allocated costs of internal counsel incurred in defending any such action or incurred in enforcing this Section 8.06(a)) of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Agreement and any other Loan Document or the transactions contemplated herein, and with respect to any investigation, litigation or proceeding related to this Agreement or the Advances or the Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), except that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

     (b) Environmental Indemnity. The Borrower shall pay, defend, indemnify, and hold harmless each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees and expenses of counsel and the allocated cost of internal counsel), which may be incurred by or asserted against any Indemnified Person in connection with or arising out of any pending or threatened investigation or Environmental Claim arising out of or related to any acts or omissions or any property of the Borrower or any of its Subsidiaries. In no event shall any site visit, observation, or testing by the Agent or any Lender be a representation that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither the Borrower nor any other party is entitled to rely on any site visit, observation, or testing by the Agent or any Lender. Neither the Agent nor any Lender owes any duty of care to protect the Borrower or any other Person against, or to inform the Borrower or any other Person of, any adverse condition affecting any site or property.

     SECTION 8.07. Assignments and Participations. (a) Permitted Assignment. Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement, but (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, unless otherwise consented to by the Agent; (ii) the amount of the commitment and outstanding Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000 or the total amount of the remaining commitment and outstanding Advances of such Lender, except that an assignment to an existing Lender may be in an amount less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee payable to the Agent of $2,500. Upon such

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                                       88

execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

     (b) Effect of Assignment. By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto that (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or as to the Collateral or the validity, enforceability, perfection or priority of any Lien upon the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(h) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and (viii) such assignee confirms and agrees that it shall have no greater indemnification rights pursuant to Section 2.16(c) than its Lender assignor.

     (c) Maintenance of Agreements. The Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower (and in such capacity neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Section 8.07(c), except for its or their own gross negligence or willful misconduct), shall maintain at its address referred to in
Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for

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                                        89

the recordation of the names and addresses of the Lenders and the commitments and Pro Rata Shares of, and principal amount of the Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (d) Procedure. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit E-2 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an aggregate amount equal to the interest in the surrendered Note or Notes assigned to it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained an interest in the surrendered Note or Notes, a new Note or Notes to the order of the assigning Lender in an aggregate amount equal to the interest so retained. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A.

     (e) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement, but (i) such Lender's obligations under this Agreement (including its commitment to the Borrower hereunder) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note or Notes for all purposes of this Agreement, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

     (f) Additional Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, but only if the assignee or participant or proposed assignee or participant is obligated to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

     (g) Permitted Assignments. Any Lender may assign any of its rights and obligations under this Agreement to any of its Affiliates without notice to or consent of the Borrower or the Agent, and such Lender or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of principal and/or interest under the Notes) under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent.

     SECTION 8.08. Binding Effect. This Agreement shall become effective when it has been executed by the parties hereto and the conditions set forth in Section
3.01 have been satisfied and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders and the Agent. When (and only when) this Agreement becomes effective, the commitments of the financial institutions that are party to the Existing Facility to extend credit under the Existing Facility shall be terminated, but all claims against the Borrower or any of its Subsidiaries under or in respect of the Existing Facility, and all Liens securing any such claim, shall remain in full force and effect until paid and released as set forth in the payout and release agreement delivered pursuant to
Section 3.01(g).

     SECTION 8.09. Governing Law; Consent to Jurisdiction; Venue. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York. Any legal action or proceeding with respect to any Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each of the Borrower, the Agent and the Lenders consents, for itself and in respect of its property, to the jurisdiction of those courts. Each of the Borrower, the Agent and the Lenders irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Loan Document. The Borrower, the Agent and the Lenders each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

     SECTION 8.10. Waiver of Jury Trial. THE BORROWER, THE LENDERS AND THE AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY THE COURT WITHOUT A JURY. THIS WAIVER

SHALL APPLY TO EACH FUTURE AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION OF ANY LOAN DOCUMENT AND TO EACH FUTURE LOAN DOCUMENT.

     SECTION 8.11. Limitation of Liability. No claim may be made by the Borrower, any Subsidiary of the Borrower, any Lender, the Agent or any other Person against the Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect or consequential damages or, to the fullest extent permitted by law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, and the Borrower (for itself and on behalf of each of its Subsidiaries), the Agent and each Lender hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor.

     SECTION 8.12.  Entire  Agreement.  This Agreement,  together with the other
Loan Documents, embodies the entire Agreement and understanding among the Borrower, the Lenders and the Agent and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except for the Fee Letter and any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or any Lender.

     SECTION 8.13. Survival. The Borrower's liability for any and all additional interest, fees, taxes, compensation, costs, losses, expense reimbursements, indemnification and other similar Obligations arising under any Loan Document shall survive the expiration or termination of the commitments of the Lenders to extend credit hereunder and the repayment and retirement of all Advances and LC Exposure at any time outstanding hereunder.

     SECTION 8.14. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      INTEGRATED HEALTH SERVICES, INC.


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      CITIBANK, N.A.,
                                           as Administrative Agent and Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      BANK OF AMERICA N.T.&S.A.
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      THE BANK OF NOVA SCOTIA,
                                           as LC Bank, a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                                      CORESTATES BANK, N.A.,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      CREDIT LYONNAIS
                                          NEW YORK BRANCH,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      DEUTSCHE BANK AG,
                                           NEW YORK BRANCH AND/OR
                                           CAYMAN ISLANDS BRANCH
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      FIRST UNION NATIONAL BANK OF
                                           NORTH CAROLINA,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                                      NATIONSBANK, N.A.,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      PNC BANK, NATIONAL ASSOCIATION,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      TORONTO DOMINION (TEXAS), INC.,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      VAN KAMPEN AMERICAN CAPITAL
                                           PRIME RATE INCOME TRUST,
                                           as a Lender and Co-Agent


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                                      CREDITANSTALT CORPORATE
                                           FINANCE, INC.,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      FLEET NATIONAL BANK,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      GENERAL ELECTRIC CAPITAL
                                           CORPORATION,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      HIBERNIA NATIONAL BANK,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                                      AMSOUTH BANK,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      THE BANK OF TOKYO-MITSUBISHI
                                           TRUST COMPANY,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                       THE SANWA BANK, LIMITED,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      SIGNET BANK,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                                      THE SUMITOMO BANK, LIMITED,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:


                                      FIRST AMERICAN NATIONAL BANK,
                                           as a Lender


                                      By: /s/
                                         ------------------------------------
                                           Name:
                                           Title:

                        INTEGRATED HEALTH SERVICES, INC.
                             10065 Red Run Boulevard
                          Owings Mills, Maryland 21117


                                September 6, 1996


To the Administrative Agent and
  the Lenders parties to the Revolving
  Credit Agreement referred to below


                  Amendment No. 1 to Revolving Credit Agreement
              Consent of Administrative Agent and Requisite Lenders
              -----------------------------------------------------


Ladies and Gentlemen:

     Reference is made to the revolving credit agreement, dated as of May 15, 1996 (the "Credit Agreement"), among Integrated Health Services, Inc. ("IHS"), Citibank N.A., as administrative agent thereunder (the "Agent"), and the other financial institutions party thereto, as lenders thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

     First American and IHS have amended the First American Merger Agreement pursuant to an amendment, dated as of September 9, 1996 (the "Amendment"), and the plan of reorganization (the "Plan of Reorganization") in the bankruptcy proceeding of First American in order to incorporate settlements among First American, the Health Care Financing Administration and the Department of Justice. The Amendment, among other things, increases the purchase price potentially payable by IHS in connection with the First American Merger by $35 million, so that the aggregate purchase price could be as high as $312 million. Copies of the Amendment and the amended Plan of Reorganization have been provided to you under separate cover.

     Pursuant to Section 5.03(c)(xii)(A) of the Credit Agreement, in order for IHS to consummate the First American Merger pursuant to the First American
Merger Agreement, as amended by the Amendment, and the amended Plan of Reorganization, (i) the terms and conditions of the Amendment and the amended Plan of Reorganization must be satisfactory to the Agent in its sole discretion, and (ii) the terms of the Amendment and the amended Plan of Reorganization relating to the increase in the aggregate purchase price potentially payable by IHS in connection therewith must be satisfactory to the Requisite Lenders in their sole discretion. IHS hereby requests that you consent to the terms and conditions of the Amendment and the amended Plan of Reorganization and to the consummation of the First American Merger pursuant to the First American Merger Agreement, as amended by the Amendment, and the amended Plan of Reorganization.

     IHS also  hereby  requests  that you agree (i) to amend the  definition  of
"Debt" in the Credit Agreement by adding to the end of such definition the proviso "; provided, however, that the contingent payments which may become payable in accordance with the First American Merger Agreement, including any payments made to the Health Care Financing Administration or the Department of Justice as required under the First American Merger Agreement, in a total amount not in excess of $162 million, shall not consitute Debt for purposes of this Agreement"; and (ii) to amend Section 5.03(c)(xii) of the Credit Agreement by deleting in the fourth line of such section the words "be final and nonappealable" and inserting in their place the words "have been entered, and its effectiveness shall not have been stayed or enjoined in any manner,".

     Please evidence your acknowledgement of and agreement and consent to the foregoing by executing and returning not later than close of business on September 11, 1996 the three counterparts of this Amendment No. 1 and consent enclosed herewith to Citicorp Securities, Inc., 399 Park Avenue, 9th Floor, New York, New York 10043, Attention: Rosemary Bell. This Amendment No. 1 and consent shall become effective as of the date first above written when and if counterparts of this Amendment No. 1 and consent shall have been executed by the Requisite Lenders and the consent attached hereto shall have been executed by the Guarantors. This Amendment No. 1 and consent is subject to the provisions of
Section 8.01 of the Credit Agreement.

     This Amendment No. 1 and consent may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 1 and consent.

                                            Very truly yours,

                                            INTEGRATED HEALTH
                                               SERVICES, INC.


                                            By: /s/
                                               --------------------------------
                                               Name:
                                               Title:

ACKNOWLEDGED, AGREED AND CONSENTED TO as of the date first above written:

CITIBANK, N.A.,
   as Administrative Agent and as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


THE BANK OF NOVA SCOTIA,
   as LC Bank, a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CORESTATES BANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

CREDIT LYONNAIS,
   NEW YORK BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


DEUTSCHE BANK AG,
   NEW YORK BRANCH AND/OR
   CAYMAN ISLANDS BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


NATIONSBANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


TORONTO DOMINION (TEXAS), INC.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


VAN KAMPEN AMERICAN CAPITAL
   PRIME RATE INCOME TRUST,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CREDITANSTALT CORPORATE
   FINANCE, INC.,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


By: /s/
   -------------------------------------
   Name:
   Title:

FLEET NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


GENERAL ELECTRIC
   CAPITAL CORPORATION,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


HIBERNIA NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


AMSOUTH BANK OF ALABAMA,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

THE BANK OF TOKYO-MITSUBISHI
   TRUST COMPANY,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SANWA BANK, LIMITED,
  NEW YORK BRANCH
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


SIGNET BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SUMITOMO BANK, LIMITED,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST AMERICAN NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

                                     CONSENT

     The undersigned, as Guarantors under the Subsidiary Guaranty, dated as of May 15, 1996 (the "Guaranty"), in favor of the Agent for the Lenders parties to the Credit Agreement referred to in the foregoing letter waiver and consent, hereby consent to such letter waiver and consent and hereby confirm and agree that notwithstanding the effectiveness of such letter waiver and consent, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

     ALABAMA SENIOR LIFE CARE, INC.
     ALPINE MANOR, INC.
     AMCARE HEALTH SERVICES, INC.
     AMCARE, INC.
     ARBOR LIVING CENTERS OF FLORIDA, INC.
     ARBOR LIVING CENTERS OF TEXAS, INC.
     ASIA CARE, INC.
     BETHAMY LIVING CENTER MANAGEMENT COMPANY
     BETHAMY LIVING CENTERS LIMITED PARTNERSHIP
     BRIAR HILL, INC.
     BRIARCLIFF NURSING HOME, INC.
     CAMBRIDGE CARE CENTERS, INC.
     CAMBRIDGE GROUP OF INDIANA, INC.
     CAMBRIDGE GROUP OF PENNSYLVANIA, INC.
     CAMBRIDGE GROUP OF TEXAS, INC.
     CARE CENTERS HOLDING, INC.
     CARRIAGE-By: -THE-LAKE OF IHS, INC.
     CEDARCROFT HEALTH SERVICES, INC.
     CENTRAL PARK LODGES, INC.
     CENTRAL PARK LODGES OF WEST PALM BEACH, INC.
     CENTRAL PARK LODGES (TARPON SPRINGS), INC.
     CLARA BURKE NURSING HOME, INC.
     CLAREMONT INTEGRATED HEALTH, INC.
     COMPREHENSIVE POSTACUTE SERVICES, INC.
     DERRY INTEGRATED HEALTH, INC.
     ELIZABELL CO., INC.
     ELM CREEK OF IHS, INC.
     F.L.C. BENEVA NURSING PAVILION, INC.
     F.L.C. SARASOTA NURSING PAVILION, INC.
     FERRIGAN MOBILE X-RAY, INC.
     FIRELANDS OF IHS, INC.
     FLORIDA LIFE CARE, INC.
     FLORIDA LIFE CARE, INC.
     GAINESVILLE HEALTH CARE CENTER, INC.
     GRAVOIS HEALTH CARE, INC.

     HEALTH CARE SYSTEMS, INC.
     HEALTHCARE PHARMACY SERVICES OF FLORIDA, INC.
     HEALTHCARE PHARMACY SERVICES OF PENNSYLVANIA, INC. HEALTHCARE PHARMACY SERVICES OF TEXAS, INC.
     HOME HEALTH INTEGRATED HEALTH SERVICES OF FLORIDA, INC. HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT I, INC. HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT VII-B, INC. HOSPICE INTEGRATED HEALTH SERVICES OF FLORIDA, INC. HOSPICE OF INTEGRATED HEALTH SERVICES, INC.
     IHS ACQUISITION XIII, INC.
     IHS AT LANSING, INC.
     IHS OF DANA, INC.
     INTEGRACARE, INC.
     INTEGRATED-BALLARD, INC.
     INTEGRATED HEALTH GROUP LIMITED PARTNERSHIP
     INTEGRATED HEALTH OF LOCUST VALLEY ROAD, INC.
     INTEGRATED HEALTH OF WATERFORD COMMONS, INC.
     INTEGRATED HEALTH SERVICES AT ALEXANDRIA, INC.
     INTEGRATED HEALTH SERVICES AT BIG SAIL, INC.
     INTEGRATED HEALTH SERVICES AT BLUE RIDGE MANOR, INC. INTEGRATED HEALTH SERVICES AT BRIARCLIFF HAVEN, INC. INTEGRATED HEALTH SERVICES AT CADIZ, INC.
     INTEGRATED HEALTH SERVICES AT CENTRAL FLORIDA, INC. INTEGRATED HEALTH SERVICES AT CHEYENNE, INC.
     INTEGRATED HEALTH SERVICES AT COLORADO SPRINGS, INC. INTEGRATED HEALTH SERVICES AT COLUMBUS, INC.
     INTEGRATED HEALTH SERVICES AT DAYTON, INC.
     INTEGRATED HEALTH SERVICES AT DRIFTWOOD, INC.
     INTEGRATED HEALTH SERVICES AT EASTERN MASSACHUSETTS, INC. INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. INTEGRATED HEALTH SERVICES AT GREAT BEND, INC.
     INTEGRATED HEALTH SERVICES AT HOPEDALE, INC.
     INTEGRATED HEALTH SERVICES AT HOUSTON, INC.
     INTEGRATED HEALTH SERVICES AT INDIAN CREEK, INC. INTEGRATED HEALTH SERVICES AT KEN, INC.
     INTEGRATED HEALTH SERVICES AT NEWARK, INC.
     INTEGRATED HEALTH SERVICES AT ORMOND BEACH, INC. INTEGRATED HEALTH SERVICES AT PARK REGENCY, INC. INTEGRATED HEALTH SERVICES AT PENN, INC.
     INTEGRATED HEALTH SERVICES AT SILVERCREST, INC.
     INTEGRATED HEALTH SERVICES AT SOMERSET VALLEY, INC. INTEGRATED HEALTH SERVICES AT SOUTHERN HILLS, INC.

     INTEGRATED HEALTH SERVICES AT STEUBENVILLE
     INTEGRATED HEALTH SERVICES AT SYCARMORE CREEK, INC. INTEGRATED HEALTH SERVICES AT THREE RIVERS, INC. INTEGRATED HEALTH SERVICES AT TREYBURN, INC.
     INTEGRATED HEALTH SERVICES FINANCIAL HOLDINGS, INC. INTEGRATED HEALTH SERVICES HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES NPR, INC.
     INTEGRATED HEALTH SERVICES OF ARCADIA, INC.
     INTEGRATED HEALTH SERVICES OF ATHENS, INC.
     INTEGRATED HEALTH SERVICES OF BRENTWOOD, INC.
     INTEGRATED HEALTH SERVICES OF CALIFORNIA, INC.
     INTEGRATED HEALTH SERVICES OF CLIFF MANOR, INC. INTEGRATED HEALTH SERVICES OF COLORADO AT CHERRY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF EAGLE CREEK, INC. INTEGRATED HEALTH SERVICES OF GREEN BRIAR, INC. INTEGRATED HEALTH SERVICES OF HERITAGE MANOR, INC. INTEGRATED HEALTH SERVICES OF HICKORY CREEK, INC. INTEGRATED HEALTH SERVICES OF INDIAN HILLS, INC. INTEGRATED HEALTH SERVICES OF JACKSONVILLE, INC. INTEGRATED HEALTH SERVICES OF KURT, INC.
     INTEGRATED HEALTH SERVICES OF LESTER, INC.
     INTEGRATED HEALTH SERVICES OF MELISSA, INC.
     INTEGRATED HEALTH SERVICES OF MISSOURI, INC.
     INTEGRATED HEALTH SERVICES OF ORANGE PARK, INC. INTEGRATED HEALTH SERVICES OF RIVERBEND, INC.
     INTEGRATED HEALTH SERVICES OF SCENIC HILLS, INC. INTEGRATED HEALTH SERVICES OF SKYVIEW, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW II, INC.
     INTEGRATED LIVING COMMUNITIES AT DENTON (MARYLAND), INC. INTEGRATED LIVING COMMUNITIES OF SARASOTA, INC. INTEGRATED LIVING COMMUNITIES RETIREMENT MANAGEMENT, INC. INTEGRATED MANAGEMENT-CARRINGTON PONTE, INC.
     INTEGRATED MANAGEMENT-GOVERNOR'S PARK, INC.
     INTEGRATED OF AMARILLO, INC.
     INTEGRATED PHYSICIAN GROUP SERVICES, INC.
     ISABETH CO., INC.
     LPC BETHAMY HEALTH CORPORATION
     MANCHESTER INTEGRATED HEALTH, INC.
     MOBILE RAY OF NEW ORLEANS, INC.
     MOUNTAIN VIEW NURSING CENTER, INC.
     NEW SOUTHWOOD ASSOCIATES, INC.
     PALESTINE NURSING CENTER, INC.

     PALESTINE NURSING CENTER, INC.
     PATIENT CARE PHARMACY, INC.
     PATIENT CARE PHARMACY - COLORADO SPRINGS, INC.
     PHARMACEUTICAL DOSE SERVICE, INC.
     PINELLAS PARK NURSING HOME, INC.
     PROFESSIONAL REVIEW NETWORK, INC.
     REHAB MANAGEMENT SYSTEMS, INC.
     REST HAVEN NURSING CENTERS, INC.
     REST HAVEN NURSING CENTERS (CHESTNUT HILL), INC.
     REST HAVEN NURSING CENTERS (WHITEMARSH), INC.
     RIKAD PROPERTIES, INC.
     SAMARITAN CARE, INC.
     SAMARITAN CARE, INC.
     SAMARITAN MANAGEMENT, INC.
     SENIOR LIFE CARE, INC.
     SENIOR LIFE CARE OF CALIFORNIA, INC.
     SENIOR LIFE CARE OF LOUISIANA, INC.
     SENIOR LIFE CARE OF OKLAHOMA, INC.
     SENIOR LIFE CARE OF TENNESSEE, INC.
     SENIOR LIFE CARE OF TEXAS, INC.
     SLC COMMUNITY CARE, INC.
     SOUTHWOOD HOLDINGS, INC.
     SPRING CREEK OF IHS, INC.
     SYMPHONY ANCILLARY SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 1, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 2, INC.
     SYMPHONY HEALTH CARE CONSULTING, INC.
     SYMPHONY HEALTH SERVICES, INC.
     SYMPHONY HOME CARE SERVICES, INC.
     SYMPHONY HOME CARE SERVICES NO. 1, INC.
     SYMPHONY HOME CARE SERVICES NO. 2, INC.
     SYMPHONY HOME CARE SERVICES NO. 3, INC.
     SYMPHONY HOME CARE SERVICES NO. 4, INC.
     SYMPHONY HOME CARE SERVICES NO. 5, INC.
     SYMPHONY HOME CARE SERVICES NO. 6, INC.
     SYMPHONY HOME CARE SERVICES NO. 7, INC.
     SYMPHONY HOME CARE SERVICES NO. 8, INC.
     SYMPHONY HOME CARE SERVICES NO. 9, INC.
     SYMPHONY HOME CARE SERVICES NO. 10, INC.
     SYMPHONY HOME CARE SERVICES NO. 11, INC.
     SYMPHONY HOME CARE SERVICES NO. 12, INC.
     SYMPHONY HOME CARE SERVICES NO. 13, INC.

     SYMPHONY HOME CARE SERVICES NO. 14, INC.
     SYMPHONY HOME CARE SERVICES NO. 15, INC.
     SYMPHONY HOME CARE SERVICES NO. 16, INC.
     SYMPHONY HOME CARE SERVICES NO. 17, INC.
     SYMPHONY HOME CARE SERVICES NO. 100, INC.
     SYMPHONY HOME CARE SERVICES NO. 101, INC.
     SYMPHONY HOME CARE SERVICES NO. 102, INC.
     SYMPHONY HOME CARE SERVICES NO. 103, INC.
     SYMPHONY HOME CARE SERVICES NO. 104, INC.
     SYMPHONY HOME CARE SERVICES NO. 105, INC.
     SYMPHONY HOME CARE SERVICES NO. 106, INC.
     SYMPHONY HOME CARE SERVICES NO. 107, INC.
     SYMPHONY HOME CARE SERVICES NO. 108, INC.
     SYMPHONY HOME CARE SERVICES NO. 109, INC.
     SYMPHONY HOME CARE SERVICES NO. 110, INC.
     SYMPHONY HOME CARE SERVICES NO. 113, INC.
     SYMPHONY HOME CARE SERVICES NO. 114, INC.
     SYMPHONY HOME CARE SERVICES NO. 115, INC.
     SYMPHONY HOME CARE SERVICES NO. 116, INC.
     SYMPHONY HOME CARE SERVICES NO. 117, INC.
     SYMPHONY HOME CARE SERVICES NO. 118, INC.
     SYMPHONY HOME CARE SERVICES NO. 119, INC.
     SYMPHONY HOME CARE SERVICES NO. 120, INC.
     SYMPHONY HOME CARE SERVICES NO. 121, INC.
     SYMPHONY HOME CARE SERVICES NO. 122, INC.
     SYMPHONY PHARMACY SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES NO. 1, INC.
     SYMPHONY REHABILITATION SERVICES NO. 2, INC.
     SYMPHONY REHABILITATION SERVICES NO. 3, INC.
     SYMPHONY REHABILITATION SERVICES NO. 4, INC.
     SYMPHONY RESPIRATORY SERVICES, INC.
     TEXAS LPC, INC.
     WEST COAST CAMBRIDGE, INC.
     WOODRIDGE CONVALESCENT CENTER, INC.


     By: /s/
        ---------------------------------
        Name:
        Title:
             of Each Guarantor or of the
             General Partner of such Guarantor

                        INTEGRATED HEALTH SERVICES, INC.
                             10065 Red Run Boulevard
                          Owings Mills, Maryland 21117


                                November 8, 1996


To the Administrative Agent and
  the Lenders parties to the Revolving
  Credit Agreement referred to below


                  Amendment No.2 to Revolving Credit Agreement
                  --------------------------------------------


Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of May 15, 1996, as amended by Amendment No. 1 dated September 6, 1996 (such Revolving Credit Agreement as so amended being the "Credit Agreement"), among Integrated Health Services, Inc. ("IHS"), Citibank N.A., as administrative agent thereunder (the "Agent"), and the other financial institutions party thereto, as lenders thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

     IHS has proposed to acquire Coram Healthcare Corporation ("Coram") pursunt to an Agreement and Plan of Merger entered into as of October 19, 1996 (the "Merger Agreement") and in connection therewith has requested that the Requisite Lenders agree to amend certain covenants contained in Article V of the Credit Agreement to permit such acquisition. We understand that the Requisite Lenders are, on the terms and conditions stated below, willing to grant our request, and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     Effective as of the date hereof and subject to the satisfaction of the condition precedents set forth below, the Credit Agreement is hereby amended as follows:

          (a) Section 5.03(c) is amended by deleting the period at the end of subsection (xv) thereof and substituting therefor "; and" and adding a new subsection (xvi) following such subsection (xv) to read as follows:

               "(xvi) The merger pursuant to the Agreement and Plan of Merger ('Merger Agreement') entered into as of October 19, 1996 among Coram Healthcare Corporation ('Coram'), the Borrower and IHS Acquisition XIX, Inc. (the 'Coram Merger'), provided that (A) any amendment or modification of such Merger Agreement after November 8,1996 which increases the Debt assumed thereunder by the Borrower or any of its Subsidiaries or the cash consideration payable by the Borrower or any of its Subsidiaries in connection therewith in excess of $10,000,000 shall be satisfactory to the Requisite Lenders in their sole discretion,
               (B) at the time of or after giving effect to the Coram Merger, no Event of Default or Potential Default shall exist or result and
               (C) the Borrower shall comply with the provisions of Section 5.02(e), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and the Lenders arising from such compliance."

          (b) Section 5.03(d) is amended by deleting the period at the end of subsection (v) thereof and substituting therefor "; and" and adding a new subsection (vi) following such subsection (v) to read as follows:

               "(vi) In connection with the Coram Merger, (A) Debt owed by the Borrower to Coram Funding, Inc. ('Coram Funding') in an aggregate principal amount not in excess of the amount equal to the sum of $172,300,000 plus interest at the rate of 11% per annum from January 1, 1997 to the date of the cloisng of the Coram Merger divided by 0.98625 and which shall mature in full no earlier than the tenth anniversary of its issuance, bear interest at rate no greater than 11% per annum, have subordination provisions, covenants and other terms and conditions identical to those in the 1996 Subordinated Debt Indenture (except certain exceptions thereto as set forth in the Agreement dated as of October 19, 1996 between the Borrower and Coram Funding) and have no scheduled principal payments until maturity, and (B) Debt owed by Coram to MedPartners, Inc. in an aggregate principal amount not in excess of $52,687,000 (plus an amount equal to the accrued interest from September 30, 1996 through the date of closing of the Coram Merger on the 7% Convertible Subordinated Notes of
               Coram to Caremark Inc. due October 1, 2005 and the 12% Non-Convertible Subordinated Notes of Coram to Caremark, Inc. due October 1, 2005) and which shall mature no earlier than the second anniversary of its issuance and bear interest at a rate no greater that the lesser of (1) 8% per annum or (2) one-half percent below the interest rate in effect from time to time under this Agreement."

     This Amendment shall become effective when and only when the Agent shall have received (A) counterparts of this Amendment executed by IHS and the Requisite Lenders, or as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, (B) an amendment fee for the ratable account of each Lender in an aggregate amount equal to .0005 of the Facility Amount and the supplemental fee as set forth in a letter dated November 8, 1996 from the

Agent to IHS (the "Agent's Letter") and (C) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor. In addition, this Amendment shall be of no force or effect if (i) the Agent does not receive on or before the date of the closing of the acquisition of Coram pursuant to the Merger Agreement an additional fee for the ratable account of each Lender in an aggregate amount equal to .001375 of the Facility Amount and (ii) the Agent does not receive the additional fee as set forth in the Agent's Letter by the due date therefor.

          IHS represents and warrants as follows:

          (a) IHS is duly organized, validly existing and in good standing under the laws of Delaware. Each Guarantor is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction in which it is organized.

          (b) Each of IHS and each Guarantor has the corporate or partnership power to execute, deliver and perform this Amendment and the Consent, as the case may be, and to take all action necessary to consummate the transactions contemplated hereunder. The execution, delivery and performance by IHS and each Guarantor of this Amendment and the Consent, respectively, have been duly authorized by all necessary action and do not contravene (i) its certificate or articles of incorporation (or, in case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by IHS or any Guarantor of this Amendment or the Consent, respectively.

          (d) This Amendment and the Consent constitutes legal, valid and binding obligations of IHS and each Guarantor, respectively, enforceable against IHS and each Guarantor, respectively, in accordance with their respective terms subject to laws generally affecting the enforcement of creditors' rights.

     Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" of words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     Please evidence your acknowledgement of and agreement to the foregoing by executing and returning not later than close of business on November 13, 1996 the three counterparts of this Amendment No. 2 and consent enclosed herewith to Citicorp Securities, Inc., 399 Park Avenue, 9th Floor, New York, New York 10043,
Attention: Rosemary Bell. This Amendment No. 2 and consent is subject to the provisions of Section 8.01 of the Credit Agreement.

     This Amendment No. 2 and consent may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 2 and consent.

                                               Very truly yours,

                                               INTEGRATED HEALTH
                                                  SERVICES, INC.


                                               By: /s/
                                                  ------------------------------
                                                  Name:
                                                  Title:

ACKNOWLEDGED, AGREED
  AND CONSENTED TO as of
  the date first above written:

CITIBANK, N.A.,
   as Administrative Agent and as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

THE BANK OF NOVA SCOTIA,
   as LC Bank, a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CORESTATES BANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CREDIT LYONNAIS,
   NEW YORK BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


DEUTSCHE BANK AG,
   NEW YORK BRANCH AND/OR
   CAYMAN ISLANDS BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


NATIONSBANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


TORONTO DOMINION (TEXAS), INC.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

VAN KAMPEN AMERICAN CAPITAL
   PRIME RATE INCOME TRUST,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CREDITANSTALT CORPORATE
   FINANCE, INC.,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


By: /s/
   -------------------------------------
   Name:
   Title:


FLEET NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


GENERAL ELECTRIC
   CAPITAL CORPORATION,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

HIBERNIA NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


AMSOUTH BANK OF ALABAMA,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE BANK OF TOKYO-MITSUBISHI
   TRUST COMPANY,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SANWA BANK, LIMITED,
  NEW YORK BRANCH
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

SIGNET BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SUMITOMO BANK, LIMITED,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


FIRST AMERICAN NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

ALLIED IRISH BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


PROVIDENT BANK OF MARYLAND,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA ILLINOIS
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

                                     CONSENT

     The undersigned, as Guarantors under the Subsidiary Guaranty, dated as of May 15, 1996 (the "Guaranty"), in favor of the Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 2 hereby consent to such Amendment No. 2 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 2, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

     ABC GP, INC.
     ABC HOME HEALTH AND HOSPICE OF ALBANY, INC.
     ABC HOME HEALTH AND HOSPICE OF ATHENS, INC.
     ABC HOME HEALTH AND HOSPICE OF BRUNSWICK, INC.
     ABC HOME HEALTH AND HOSPICE OF DUBLIN, INC.
     ABC HOME HEALTH AND HOSPICE OF MACON, INC.
     ABC HOME HEALTH AND HOSPICE OF SAVANNAH, INC.
     ABC HOME HEALTH AND HOSPICE OF TIFTON, INC.
     ABC HOME HEALTH AND HOSPICE OF VIDALIA, INC.
     ABC HOME HEALTH AND HOSPICE OF WAYCROSS, INC.
     ABC HOME NURSING, INC.
     ABC NEWCO, INC.
     ABC PHARMACEUTICALS, INC.
     ALABAMA SENIOR LIFE CARE, INC.
     ALPINE MANOR, INC.
     AMCARE HEALTH SERVICES, INC.
     AMCARE, INC.
     ARBOR LIVING CENTERS OF FLORIDA, INC.
     ARBOR LIVING CENTERS OF TEXAS, INC.
     ASIA CARE, INC.
     BETHAMY LIVING CENTER MANAGEMENT COMPANY
     BETHAMY LIVING CENTERS LIMITED PARTNERSHIP
     BRIAR HILL, INC.
     BRIARCLIFF NURSING HOME, INC.
     CAMBRIDGE CARE CENTERS, INC.
     CAMBRIDGE GROUP OF INDIANA, INC.
     CAMBRIDGE GROUP OF PENNSYLVANIA, INC.
     CAMBRIDGE GROUP OF TEXAS, INC.
     CARE CENTERS HOLDING, INC.
     CARRIAGE-By-THE-LAKE OF IHS, INC.
     CEDARCROFT HEALTH SERVICES, INC.
     CENTRAL PARK LODGES, INC.
     CENTRAL PARK LODGES OF WEST PALM BEACH, INC.
     CENTRAL PARK LODGES (TARPON SPRINGS), INC.
     CLARA BURKE NURSING HOME, INC.

     CLAREMONT INTEGRATED HEALTH, INC.
     COMPREHENSIVE POSTACUTE SERVICES, INC.
     DERRY INTEGRATED HEALTH, INC.
     ELIZABELL CO., INC.
     ELM CREEK OF IHS, INC.
     F.L.C. BENEVA NURSING PAVILION, INC.
     F.L.C. SARASOTA NURSING PAVILION, INC.
     FERRIGAN MOBILE X-RAY, INC.
     FIRELANDS OF IHS, INC.
     FIRST AMERICAN HOME CARE OF ALABAMA, INC.
     FIRST AMERICAN HOME CARE OF ARKANSAS, INC.
     FIRST AMERICAN HOME CARE OF CALIFORNIA, INC.
     FIRST AMERICAN HOME CARE OF COLORADO, INC.
     FIRST AMERICAN HOME CARE OF FLORIDA, INC.
     FIRST AMERICAN HOME CARE OF FT. LAUDERDALE, INC.
     FIRST AMERICAN HOME CARE OF GEORGIA, INC.
     FIRST AMERICAN HOME CARE OF ILLINOIS, INC.
     FIRST AMERICAN HOME CARE OF INDIANA, INC.
     FIRST AMERICAN HOME CARE OF LOUISIANA, INC.
     FIRST AMERICAN HOME CARE OF MICHIGAN, INC.
     FIRST AMERICAN HOME CARE OF MISSISSIPPI, INC.
     FIRST AMERICAN HOME CARE OF MISSOURI, INC.
     FIRST AMERICAN HOME CARE OF NAPLES, INC.
     FIRST AMERICAN HOME CARE OF NEBRASKA, INC.
     FIRST AMERICAN HOME CARE OF NEW MEXICO, INC.
     FIRST AMERICAN HOME CARE OF NORTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF PENNSYLVANIA, INC.
     FIRST AMERICAN HOME CARE OF OHIO, INC.
     FIRST AMERICAN HOME CARE OF OKLAHOMA, INC.
     FIRST AMERICAN HOME CARE OF SOUTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF TENNESSEE, INC.
     FIRST AMERICAN HOME CARE OF TEXAS, INC.
     FIRST AMERICAN HOME CARE OF VALDOSTA, INC.
     FIRST AMERICAN HOME CARE OF VIRGINIA, INC.
     FIRST AMERICAN HOME CARE OF WEST VIRGINIA, INC.
     FIRST AMERICAN INTERNATIONAL, INC.
     FLORIDA LIFE CARE, INC.
     GAINESVILLE HEALTH CARE CENTER, INC.
     GRAVOIS HEALTH CARE, INC.
     HEALTH CARE SYSTEMS, INC.
     HEALTHCARE PHARMACY SERVICES OF FLORIDA, INC.
     HEALTHCARE PHARMACY SERVICES OF PENNSYLVANIA, INC.
     HEALTHCARE PHARMACY SERVICES OF TEXAS, INC.
     HOME HEALTH INTEGRATED HEALTH SERVICES OF FLORIDA, INC.

     HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT I, INC. HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT VII-B, INC. HOSPICE INTEGRATED HEALTH SERVICES OF FLORIDA, INC. HOSPICE OF INTEGRATED HEALTH SERVICES, INC.
     IHS ACQUISITION XIII, INC.
     IHS ACQUISITION XVIII, INC.
     IHS AT LANSING, INC.
     IHS CHICAGO POST-ACUTE NETWORK, INC.
     IHS OF DANA, INC.
     INTEGRACARE, INC.
     INTEGRATED-BALLARD, INC.
     INTEGRATED HEALTH GROUP LIMITED PARTNERSHIP
     INTEGRATED HEALTH OF LOCUST VALLEY ROAD, INC.
     INTEGRATED HEALTH OF WATERFORD COMMONS, INC.
     INTEGRATED HEALTH SERVICES AT ALEXANDRIA, INC.
     INTEGRATED HEALTH SERVICES AT BIG SAIL, INC.
     INTEGRATED HEALTH SERVICES AT BLUE RIDGE MANOR, INC. INTEGRATED HEALTH SERVICES AT BRIARCLIFF HAVEN, INC. INTEGRATED HEALTH SERVICES AT CADIZ, INC.
     INTEGRATED HEALTH SERVICES AT CENTRAL FLORIDA, INC. INTEGRATED HEALTH SERVICES AT CHEYENNE, INC.
     INTEGRATED HEALTH SERVICES AT CINCINNATI, INC.
     INTEGRATED HEALTH SERVICES AT COLORADO SPRINGS, INC. INTEGRATED HEALTH SERVICES AT COLUMBUS, INC.
     INTEGRATED HEALTH SERVICES AT DAYTON, INC.
     INTEGRATED HEALTH SERVICES AT DRIFTWOOD, INC.
     INTEGRATED HEALTH SERVICES AT EASTERN MASSACHUSETTS, INC. INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. INTEGRATED HEALTH SERVICES AT GREAT BEND, INC.
     INTEGRATED HEALTH SERVICES AT HOPEDALE, INC.
     INTEGRATED HEALTH SERVICES AT HOUSTON, INC.
     INTEGRATED HEALTH SERVICES AT INDIAN CREEK, INC. INTEGRATED HEALTH SERVICES AT KENT, INC.
     INTEGRATED HEALTH SERVICES AT KING DAVID CENTER, INC. INTEGRATED HEALTH SERVICES AT NEWARK, INC.
     INTEGRATED HEALTH SERVICES AT ORMOND BEACH, INC. INTEGRATED HEALTH SERVICES AT PARK REGENCY, INC. INTEGRATED HEALTH SERVICES AT PENN, INC.
     INTEGRATED HEALTH SERVICES AT SILVERCREST, INC.
     INTEGRATED HEALTH SERVICES AT SOMERSET VALLEY, INC. INTEGRATED HEALTH SERVICES AT SOUTHERN HILLS, INC. INTEGRATED HEALTH SERVICES AT STEUBENVILLE
     INTEGRATED HEALTH SERVICES AT SYCARMORE CREEK, INC. INTEGRATED HEALTH SERVICES AT THREE RIVERS, INC.

     INTEGRATED HEALTH SERVICES AT TREYBURN, INC.
     INTEGRATED HEALTH SERVICES FINANCIAL HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES NPR, INC.
     INTEGRATED HEALTH SERVICES OF ARCADIA, INC.
     INTEGRATED HEALTH SERVICES OF ATHENS, INC.
     INTEGRATED HEALTH SERVICES OF BRENTWOOD, INC.
     INTEGRATED HEALTH SERVICES OF BRUNSWICK, INC.
     INTEGRATED HEALTH SERVICES OF CALIFORNIA, INC.
     INTEGRATED HEALTH SERVICES OF CLIFF MANOR, INC.
     INTEGRATED HEALTH SERVICES OF COLORADO AT CHERRY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF EAGLE CREEK, INC.
     INTEGRATED HEALTH SERVICES OF GREEN BRIAR, INC.
     INTEGRATED HEALTH SERVICES OF HERITAGE MANOR, INC.
     INTEGRATED HEALTH SERVICES OF HICKORY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF INDIAN HILLS, INC.
     INTEGRATED HEALTH SERVICES OF JACKSONVILLE, INC.
     INTEGRATED HEALTH SERVICES OF KURT, INC.
     INTEGRATED HEALTH SERVICES OF LESTER, INC.
     INTEGRATED HEALTH SERVICES OF MELISSA, INC.
     INTEGRATED HEALTH SERVICES OF MISSOURI, INC.
     INTEGRATED HEALTH SERVICES OF ORANGE PARK, INC.
     INTEGRATED HEALTH SERVICES OF RIVERBEND, INC.
     INTEGRATED HEALTH SERVICES OF SCENIC HILLS, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW II, INC.
     INTEGRATED HEALTH SERVICES OF SUNSET, INC.
     INTEGRATED MANAGEMENT-GOVERNOR'S PARK, INC.
     INTEGRATED OF AMARILLO, INC.
     INTEGRATED PHYSICIAN GROUP SERVICES, INC.
     ISABETH CO., INC.
     J.R. REHAB ASSOCIATES, INC.
     LPC BETHAMY HEALTH CORPORATION
     MANCHESTER INTEGRATED HEALTH, INC.
     MOBILE RAY OF NEW ORLEANS, INC.
     MOUNTAIN VIEW NURSING CENTER, INC.
     NEW SOUTHWOOD ASSOCIATES, INC.
     PALESTINE NURSING CENTER, INC.
     PATIENT CARE PHARMACY, INC.
     PATIENT CARE PHARMACY - COLORADO SPRINGS, INC.
     PHARMACEUTICAL DOSE SERVICE, INC.
     PINELLAS PARK NURSING HOME, INC.
     PROFESSIONAL REVIEW NETWORK, INC.
     REHAB MANAGEMENT SYSTEMS, INC.

     REST HAVEN NURSING CENTERS, INC.
     REST HAVEN NURSING CENTERS (CHESTNUT HILL), INC.
     REST HAVEN NURSING CENTERS (WHITEMARSH), INC.
     RIKAD PROPERTIES, INC.
     SAMARITAN CARE, INC. (Illinois Domestic)
     SAMARITAN CARE, INC. (Michigan Domestic)
     SAMARITAN MANAGEMENT, INC.
     SLC COMMUNITY CARE, INC.
     SOUTHWOOD HOLDINGS, INC.
     SPRING CREEK OF IHS, INC.
     SYMPHONY ANCILLARY SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 1, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 2, INC.
     SYMPHONY HEALTH CARE CONSULTING, INC.
     SYMPHONY HEALTH SERVICES, INC.
     SYMPHONY HOME CARE SERVICES, INC.
     SYMPHONY HOME CARE SERVICES NO. 1, INC.
     SYMPHONY HOME CARE SERVICES NO. 2, INC.
     SYMPHONY HOME CARE SERVICES NO. 3, INC.
     SYMPHONY HOME CARE SERVICES NO. 4, INC.
     SYMPHONY HOME CARE SERVICES NO. 5, INC.
     SYMPHONY HOME CARE SERVICES NO. 6, INC.
     SYMPHONY HOME CARE SERVICES NO. 7, INC.
     SYMPHONY HOME CARE SERVICES NO. 8, INC.
     SYMPHONY HOME CARE SERVICES NO. 9, INC.
     SYMPHONY HOME CARE SERVICES NO. 10, INC.
     SYMPHONY HOME CARE SERVICES NO. 11, INC.
     SYMPHONY HOME CARE SERVICES NO. 12, INC.
     SYMPHONY HOME CARE SERVICES NO. 13, INC.
     SYMPHONY HOME CARE SERVICES NO. 14, INC.
     SYMPHONY HOME CARE SERVICES NO. 15, INC.
     SYMPHONY HOME CARE SERVICES NO. 16, INC.
     SYMPHONY HOME CARE SERVICES NO. 17, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- CALIFORNIA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- LOUISIANA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- OKLAHOMA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- TENNESSEE, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- TEXAS. INC.
     SYMPHONY HOME CARE SERVICES NO. 19, INC.
     SYMPHONY HOME CARE SERVICES NO. 100, INC.
     SYMPHONY HOME CARE SERVICES NO. 101, INC.
     SYMPHONY HOME CARE SERVICES NO. 102, INC.
     SYMPHONY HOME CARE SERVICES NO. 103, INC.

     SYMPHONY HOME CARE SERVICES NO. 104, INC.
     SYMPHONY HOME CARE SERVICES NO. 105, INC.
     SYMPHONY HOME CARE SERVICES NO. 106, INC.
     SYMPHONY HOME CARE SERVICES NO. 107, INC.
     SYMPHONY HOME CARE SERVICES NO. 108, INC.
     SYMPHONY HOME CARE SERVICES NO. 109, INC.
     SYMPHONY HOME CARE SERVICES NO. 110, INC.
     SYMPHONY HOME CARE SERVICES NO. 113, INC.
     SYMPHONY HOME CARE SERVICES NO. 114, INC.
     SYMPHONY HOME CARE SERVICES NO. 115, INC.
     SYMPHONY HOME CARE SERVICES NO. 116, INC.
     SYMPHONY HOME CARE SERVICES NO. 117, INC.
     SYMPHONY HOME CARE SERVICES NO. 118, INC.
     SYMPHONY HOME CARE SERVICES NO. 119, INC.
     SYMPHONY HOME CARE SERVICES NO. 120, INC.
     SYMPHONY HOME CARE SERVICES NO. 121, INC.
     SYMPHONY HOME CARE SERVICES NO. 122, INC.
     SYMPHONY PHARMACY SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES NO. 1, INC.
     SYMPHONY REHABILITATION SERVICES NO. 2, INC.
     SYMPHONY REHABILITATION SERVICES NO. 3, INC.
     SYMPHONY REHABILITATION SERVICES NO. 4, INC.
     SYMPHONY RESPIRATORY SERVICES, INC.
     TEXAS LPC, INC.
     WEST COAST CAMBRIDGE, INC.
     WOODRIDGE CONVALESCENT CENTER, INC.


     By: /s/
        ---------------------------------
        Name:
        Title:
             of Each Guarantor or of the
             General Partner of such Guarantor

                        INTEGRATED HEALTH SERVICES, INC.
                             10065 Red Run Boulevard
                          Owings Mills, Maryland 21117


                                 March 24, 1997


To the Administrative Agent and
  the Lenders parties to the Revolving
  Credit Agreement referred to below


                  Amendment No.3 to Revolving Credit Agreement
                  --------------------------------------------


Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of May 15, 1996, as amended by Amendment No. 1 dated September 6, 1996 and Amendment No. 2 dated November 8, 1996 (such Revolving Credit Agreement as so amended being the "Credit Agreement"), among Integrated Health Services, Inc. ("IHS"), Citibank N.A., as administrative agent thereunder (the "Agent"), and the other financial institutions party thereto, as lenders thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

     IHS has proposed to (i) issue senior subordinated notes in an aggregate principal amount of up to $450,000,000 and (ii) purchase the indebtedness outstanding under the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture. In connection with the foregoing, IHS has requested that the Lenders agree to amend certain covenants contained in Article V of the Credit Agreement to permit such transactions. We understand that the Requisite Lenders are, on the terms and conditions stated below, willing to grant our request, and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     Effective as of the date hereof and subject to the satisfaction of the condition precedents set forth below, the Credit Agreement is hereby amended as follows:

          (a) The definition of "1996  Subordinated  Debt  Indenture" in Section
     1.01 is amended in full to read as follows:

               "'1996 SUBORDINATED DEBT INDENTURE' means the Indenture, dated as of May 15, 1996, between the Borrower, as Issuer, and Signet Trust Company, as Trustee."

          (b) In Section 1.01, the following definition of "1997 Subordinated Debt Indenture" is added in the appropriate alphabetical order:

               "'1997  SUBORDINATED  DEBT  INDENTURE'  means the Indenture to be entered into after April 7, 1997 between the Borrower, as Issuer, and the trustee thereunder in connection with a proposed senior subordinated note offering."

          (c) The definition of "Subordinated Debt Indentures" in Section 1.01 is amended in full to read as follows:

          "'SUBORDINATED DEBT INDENTURES' means the 1992 Convertible Subordinated Debt Indenture, the 1993 Convertible Subordinated Debt Indenture, the 1994 Subordinated Debt Indenture, the 1995 Subordinated Debt Indenture, the 1996 Subordinated Debt Indenture and, upon the effectiveness thereof, the 1997 Subordinated Debt Indenture"

          (d) Section 5.03(d) is amended by deleting the period at the end of subsection (v) thereof and substituting therefor "; and" and adding a new subsection (vi) following such subsection (v) to read as follows:

          "(vi) Subordinated Debt incurred under the 1997 Subordinated Debt Indenture in an aggregate principal amount of up to $450,000,000, with an interest rate not in excess of 10.25%, and any extension, renewal or refinancing of such Debt so long as either (A) the principal amount of such Debt is not increased or (B) any increase in the principal amount of such Debt is permitted pursuant to another clause of this
          Section 5.03(d); provided that the terms and conditions of such 1997 Subordinated Debt Indenture shall be (1) substantially similar to the terms and conditions contained in the 1996 Subordinated Debt Indenture and (2) satisfactory to the Agent in its sole discretion."

          (e) Section 5.03(h)(G) is amended in full to read as follows:

               "(G) so long as no Event of Default exists or would result and unless otherwise prohibited under this Agreement and the 1993 Convertible Subordinated Debt Indenture, the Borrower may pay on January 1, 2001 any principal amount then due and payable under the 1993 Convertible Subordinated Debt Indenture; and"

          (f) Section 5.03(h) is amended by adding a new subsection (H) following subsection (G) to read as follows:

               "(H) purchase by tender or otherwise any or all of the indebtedness outstanding under the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture for an amount not in excess of 116% of the principal amount purchased, provided that the aggregate amount of such purchases cannot be in excess of the aggregate net proceeds of the Subordinated Debt referred to in Section 5.03(d)(vi)."

     This Amendment shall become effective on the date when and only when the Agent shall have received (A) counterparts of this Amendment executed by IHS and the Requisite Lenders, or as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (B) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor.

          IHS represents and warrants as follows:

          (a) IHS is duly organized and validly existing under the laws of Delaware. Each Guarantor is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction in which it is organized.

          (b) Each of IHS and each Guarantor has the corporate or partnership power to execute, deliver and perform this Amendment and the Consent, as the case may be, and to take all action necessary to consummate the transactions contemplated hereunder. The execution, delivery and performance by IHS and each Guarantor of this Amendment and the Consent, respectively, have been duly authorized by all necessary action and do not contravene (i) its certificate or articles of incorporation (or, in case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by IHS or any Guarantor of this Amendment or the Consent, respectively.

          (d) This Amendment and the Consent constitutes legal, valid and binding obligations of IHS and each Guarantor, respectively, enforceable against IHS and each Guarantor, respectively, in accordance with their respective terms subject to laws generally affecting the enforcement of creditors' rights.

          (e) The Credit Agreement is a "Credit Agreement" within the meaning of the 1997 Subordinated Debt Indenture, upon its effectiveness, and the obligations under the Credit Agreement when incurred will be "Senior Indebtedness" within the meaning of the 1997 Subordinated Debt Indenture.

     Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" of words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     Please evidence your acknowledgement of and agreement to the foregoing by executing and returning not later than the close of business on April 4, 1997 three counterparts of this Amendment No. 3 to Citicorp Securities, Inc., 399 Park Avenue, 9th Floor, New York, New York 10043, Attention: Rosemary Bell. This Amendment No. 3 is subject to the provisions of Section 8.01 of the Credit Agreement.

     This Amendment No. 3 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 3.

                                                Very truly yours,

                                                INTEGRATED HEALTH
                                                   SERVICES, INC.


                                                By: /s/
                                                   -----------------------------
                                                   Name:
                                                   Title:



ACKNOWLEDGED, AGREED
  AND CONSENTED TO as of
  the date first above written:

CITIBANK, N.A.,
   as Administrative Agent and as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

THE BANK OF NOVA SCOTIA,
   as LC Bank, a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CORESTATES BANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CREDIT LYONNAIS,
   NEW YORK BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


DEUTSCHE BANK AG,
   NEW YORK BRANCH AND/OR
   CAYMAN ISLANDS BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


NATIONSBANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


TORONTO DOMINION (TEXAS), INC.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


VAN KAMPEN AMERICAN CAPITAL
   PRIME RATE INCOME TRUST,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

CREDITANSTALT CORPORATE
   FINANCE, INC.,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


By: /s/
   -------------------------------------
   Name:
   Title:


FLEET NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


GENERAL ELECTRIC
   CAPITAL CORPORATION,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


HIBERNIA NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

AMSOUTH BANK OF ALABAMA,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE BANK OF TOKYO-MITSUBISHI
   TRUST COMPANY,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SANWA BANK, LIMITED,
  NEW YORK BRANCH
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


SIGNET BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SUMITOMO BANK, LIMITED,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST AMERICAN NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


ALLIED IRISH BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


PROVIDENT BANK OF MARYLAND,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA ILLINOIS
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

                                     CONSENT

     The undersigned, as Guarantors under the Subsidiary Guaranty, dated as of May 15, 1996 or under Agreements to be Bound by such Subsidiary Guaranty (collectively, the "Guaranty"), in favor of the Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 3 hereby consent to such Amendment No. 3 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 3, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

     ABC GP, INC.
     ABC HOME HEALTH AND HOSPICE OF ALBANY, INC.
     ABC HOME HEALTH AND HOSPICE OF ATHENS, INC.
     ABC HOME HEALTH AND HOSPICE OF BRUNSWICK, INC.
     ABC HOME HEALTH AND HOSPICE OF DUBLIN, INC.
     ABC HOME HEALTH AND HOSPICE OF MACON, INC.
     ABC HOME HEALTH AND HOSPICE OF SAVANNAH, INC.
     ABC HOME HEALTH AND HOSPICE OF TIFTON, INC.
     ABC HOME HEALTH AND HOSPICE OF VIDALIA, INC.
     ABC HOME HEALTH AND HOSPICE OF WAYCROSS, INC.
     ABC HOME NURSING, INC.
     ABC NEWCO, INC.
     ABC PHARMACEUTICALS, INC.
     ALABAMA SENIOR LIFE CARE, INC.
     ALPINE MANOR, INC.
     ARBOR LIVING CENTERS OF FLORIDA, INC.
     ARBOR LIVING CENTERS OF TEXAS, INC.
     ASIA CARE, INC.
     BETHAMY LIVING CENTER MANAGEMENT COMPANY
     BETHAMY LIVING CENTERS LIMITED PARTNERSHIP
     BRIAR HILL, INC.
     BRIARCLIFF NURSING HOME, INC.
     CAMBRIDGE CARE CENTERS, INC.
     CAMBRIDGE GROUP OF INDIANA, INC.
     CAMBRIDGE GROUP OF PENNSYLVANIA, INC.
     CAMBRIDGE GROUP OF TEXAS, INC.
     CARE CENTERS HOLDING, INC.
     CARRIAGE-By-THE-LAKE OF IHS, INC.
     CEDARCROFT HEALTH SERVICES, INC.
     CENTRAL PARK LODGES, INC.
     CENTRAL PARK LODGES OF WEST PALM BEACH, INC.
     CENTRAL PARK LODGES (TARPON SPRINGS), INC.
     CLARA BURKE NURSING HOME, INC.
     CLAREMONT INTEGRATED HEALTH, INC.
     COMPREHENSIVE POSTACUTE SERVICES, INC.
     DERRY INTEGRATED HEALTH, INC.
     ELIZABELL CO., INC.

     ELM CREEK OF IHS, INC.
     F.L.C. BENEVA NURSING PAVILION, INC.
     F.L.C. SARASOTA NURSING PAVILION, INC.
     FERRIGAN MOBILE X-RAY, INC.
     FIRELANDS OF IHS, INC.
     FIRST AMERICAN HOME CARE OF ALABAMA, INC.
     FIRST AMERICAN HOME CARE OF ARKANSAS, INC.
     FIRST AMERICAN HOME CARE OF CALIFORNIA, INC.
     FIRST AMERICAN HOME CARE OF COLORADO, INC.
     FIRST AMERICAN HOME CARE OF FLORIDA, INC.
     FIRST AMERICAN HOME CARE OF FT. LAUDERDALE, INC.
     FIRST AMERICAN HOME CARE OF GEORGIA, INC.
     FIRST AMERICAN HOME CARE OF ILLINOIS, INC.
     FIRST AMERICAN HOME CARE OF INDIANA, INC.
     FIRST AMERICAN HOME CARE OF LOUISIANA, INC.
     FIRST AMERICAN HOME CARE OF MICHIGAN, INC.
     FIRST AMERICAN HOME CARE OF MISSISSIPPI, INC.
     FIRST AMERICAN HOME CARE OF MISSOURI, INC.
     FIRST AMERICAN HOME CARE OF NAPLES, INC.
     FIRST AMERICAN HOME CARE OF NEBRASKA, INC.
     FIRST AMERICAN HOME CARE OF NEW MEXICO, INC.
     FIRST AMERICAN HOME CARE OF NORTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF OHIO, INC.
     FIRST AMERICAN HOME CARE OF OKLAHOMA, INC.
     FIRST AMERICAN HOME CARE OF PENNSYLVANIA, INC.
     FIRST AMERICAN HOME CARE OF SOUTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF TENNESSEE, INC.
     FIRST AMERICAN HOME CARE OF TEXAS, INC.
     FIRST AMERICAN HOME CARE OF VALDOSTA, INC.
     FIRST AMERICAN HOME CARE OF VIRGINIA, INC.
     FIRST AMERICAN HOME CARE OF WEST VIRGINIA, INC.
     FIRST AMERICAN INTERNATIONAL, INC.
     FLORIDA LIFE CARE, INC.
     GAINESVILLE HEALTH CARE CENTER, INC.
     GRAVOIS HEALTH CARE, INC.
     HEALTH CARE SYSTEMS, INC.
     HOME HEALTH INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT I, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT VII-B, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
     HOSPICE OF INTEGRATED HEALTH SERVICES, INC.
     IHS ACQUISITION XIII, INC.
     IHS ACQUISITION XV, INC.
     IHS ACQUISITION XVIII, INC.
     IHS ACQUISITION XIX, INCL

     IHS ACQUISITION XXII, INC.
     IHS AT LANSING, INC.
     IHS CHICAGO POST-ACUTE NETWORK, INC.
     IHS DEVELOPMENT-HIGHLANDS PARK, INC.
     IHS HOME CARE, INC.
     IHS LAND ACQUISITION-HIGHLANDS PARK, INC.
     IHS MANAGEMENT GROUP, INC.
     IHS NETWORK SERVICES, INC.
     IHS OF DANA, INC.
     IN-HOME HEALTH CARE, INC.
     INTEGRACARE, INC.
     INTEGRATED-BALLARD, INC.
     INTEGRATED HEALTH GROUP LIMITED PARTNERSHIP
     INTEGRATED HEALTH OF LOCUST VALLEY ROAD, INC.
     INTEGRATED HEALTH OF WATERFORD COMMONS, INC.
     INTEGRATED HEALTH SERVICES AT ALEXANDRIA, INC.
     INTEGRATED HEALTH SERVICES AT BIG SAIL, INC.
     INTEGRATED HEALTH SERVICES AT BLUE RIDGE MANOR, INC. INTEGRATED HEALTH SERVICES AT BRIARCLIFF HAVEN, INC. INTEGRATED HEALTH SERVICES AT CADIZ, INC.
     INTEGRATED HEALTH SERVICES AT CENTRAL FLORIDA, INC. INTEGRATED HEALTH SERVICES AT CHEYENNE, INC.
     INTEGRATED HEALTH SERVICES AT COLORADO SPRINGS, INC. INTEGRATED HEALTH SERVICES AT COLUMBUS, INC.
     INTEGRATED HEALTH SERVICES AT DAYTON, INC.
     INTEGRATED HEALTH SERVICES AT DRIFTWOOD, INC.
     INTEGRATED HEALTH SERVICES AT EASTERN MASSACHUSETTS, INC. INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. INTEGRATED HEALTH SERVICES AT GREAT BEND, INC.
     INTEGRATED HEALTH SERVICES AT HIGHLANDS PARK, INC. INTEGRATED HEALTH SERVICES AT HOPEDALE, INC.
     INTEGRATED HEALTH SERVICES AT HOUSTON, INC.
     INTEGRATED HEALTH SERVICES AT INDIAN CREEK, INC. INTEGRATED HEALTH SERVICES AT KENT, INC.
     INTEGRATED HEALTH SERVICES AT KING DAVID CENTER, INC. INTEGRATED HEALTH SERVICES AT NEWARK, INC.
     INTEGRATED HEALTH SERVICES AT ORMOND BEACH, INC. INTEGRATED HEALTH SERVICES AT PARK REGENCY, INC. INTEGRATED HEALTH SERVICES AT PENN, INC.
     INTEGRATED HEALTH SERVICES AT SILVERCREST, INC. INTEGRATED HEALTH SERVICES AT SOMERSET VALLEY, INC. INTEGRATED HEALTH SERVICES AT SOUTHERN HILLS, INC. INTEGRATED HEALTH SERVICES AT STEUBENVILLE
     INTEGRATED HEALTH SERVICES AT SYCARMORE CREEK, INC. INTEGRATED HEALTH SERVICES AT THREE RIVERS, INC.

     INTEGRATED HEALTH SERVICES AT TREYBURN, INC.
     INTEGRATED HEALTH SERVICES FINANCIAL HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES NPR, INC.
     INTEGRATED HEALTH SERVICES OF ARCADIA, INC.
     INTEGRATED HEALTH SERVICES OF ATHENS, INC.
     INTEGRATED HEALTH SERVICES OF BRENTWOOD, INC.
     INTEGRATED HEALTH SERVICES OF BRUNSWICK, INC.
     INTEGRATED HEALTH SERVICES OF CALIFORNIA, INC.
     INTEGRATED HEALTH SERVICES OF CLIFF MANOR, INC.
     INTEGRATED HEALTH SERVICES OF COLORADO AT CHERRY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF EAGLE CREEK, INC.
     INTEGRATED HEALTH SERVICES OF GREEN BRIAR, INC.
     INTEGRATED HEALTH SERVICES OF HERITAGE MANOR, INC.
     INTEGRATED HEALTH SERVICES OF HICKORY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF INDIAN HILLS, INC.
     INTEGRATED HEALTH SERVICES OF JACKSONVILLE, INC.
     INTEGRATED HEALTH SERVICES OF KURT, INC.
     INTEGRATED HEALTH SERVICES OF LESTER, INC.
     INTEGRATED HEALTH SERVICES OF MELISSA, INC.
     INTEGRATED HEALTH SERVICES OF MISSOURI, INC.
     INTEGRATED HEALTH SERVICES OF ORANGE PARK, INC.
     INTEGRATED HEALTH SERVICES OF RIVERBEND, INC.
     INTEGRATED HEALTH SERVICES OF SCENIC HILLS, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW II, INC.
     INTEGRATED HEALTH SERVICES OF SUNSET, INC.
     INTEGRATED MANAGED CARE, INC. (formerly Isabeth Co., Inc.)
     INTEGRATED MANAGEMENT-GOVERNOR'S PARK, INC.
     INTEGRATED OF AMARILLO, INC.
     INTEGRATED PHYSICIAN GROUP SERVICES, INC.
     J.R. REHAB ASSOCIATES, INC.
     LIFEWAY, INC.
     LPC BETHAMY HEALTH CORPORATION, L.P.
     MANCHESTER INTEGRATED HEALTH, INC.
     MOBILE RAY OF NEW ORLEANS, INC.
     MOUNTAIN VIEW NURSING CENTER, INC.
     NEW SOUTHWOOD ASSOCIATES, INC.
     PALESTINE NURSING CENTER, INC.
     PINELLAS PARK NURSING HOME, INC.
     PREFERRED HOME HEALTH SERVICES, INC.
     PROFESSIONAL REVIEW NETWORK, INC.
     REHAB MANAGEMENT SYSTEMS, INC.
     REST HAVEN NURSING CENTERS, INC.
     REST HAVEN NURSING CENTERS (CHESTNUT HILL), INC.

     REST HAVEN NURSING CENTERS (WHITEMARSH), INC.
     RIKAD PROPERTIES, INC.
     SAMARITAN CARE, INC. (Illinois Domestic)
     SAMARITAN CARE, INC. (Michigan Domestic)
     SAMARITAN MANAGEMENT, INC.
     SHC OF ARIZONA, L.P.
     SHC SERVICES OF ARIZONA, L.P.
     SIGNATURE HOME CARE GROUP, INC.
     SIGNATURE HOME CARE, INC.
     SIGNATURE HOME CARE OF ARLINGTON, INC.
     SIGNATURE HOME CARE OF FLORIDA, INC.
     SIGNATURE HOME CARE OF GEORGIA, INC.
     SIGNATURE HOME CARE OF KANSAS, INC.
     SIGNATURE HOME CARE OF NEW JERSEY, INC.
     SIGNATURE HOME CARE OF NEW JERSEY GENERAL PARTNERSHIP
     SIGNATURE HOME CARE OF SAN ANTONIO, INC.
     SIGNATURE HOME CARE SERVICES OF FLORIDA, INC.
     SIGNATURE HOME CARE SERVICES OF SAN ANTONIO, INC.
     SIGNATURE MANAGEMENT SERVICES, INC.
     SIGNATURE RECEIVABLES CORP.
     SLC COMMUNITY CARE, INC.
     SOUTHWOOD HOLDINGS, INC.
     SPRING CREEK OF IHS, INC.
     SYMPHONY ANCILLARY SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 1, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 2, INC.
     SYMPHONY HEALTH CARE CONSULTING, INC.
     SYMPHONY HEALTH SERVICES, INC.
     SYMPHONY HOME CARE SERVICES, INC.
     SYMPHONY HOME CARE SERVICES NO. 1, INC.
     SYMPHONY HOME CARE SERVICES NO. 2, INC.
     SYMPHONY HOME CARE SERVICES NO. 3, INC.
     SYMPHONY HOME CARE SERVICES NO. 4, INC.
     SYMPHONY HOME CARE SERVICES NO. 5, INC.
     SYMPHONY HOME CARE SERVICES NO. 6, INC.
     SYMPHONY HOME CARE SERVICES NO. 7, INC.
     SYMPHONY HOME CARE SERVICES NO. 8, INC.
     SYMPHONY HOME CARE SERVICES NO. 9, INC.
     SYMPHONY HOME CARE SERVICES NO. 10, INC.
     SYMPHONY HOME CARE SERVICES NO. 11, INC.
     SYMPHONY HOME CARE SERVICES NO. 12, INC.
     SYMPHONY HOME CARE SERVICES NO. 13, INC.
     SYMPHONY HOME CARE SERVICES NO. 14, INC.
     SYMPHONY HOME CARE SERVICES NO. 15, INC.

     SYMPHONY HOME CARE SERVICES NO. 16, INC.
     SYMPHONY HOME CARE SERVICES NO. 17, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- CALIFORNIA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- LOUISIANA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- OKLAHOMA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- TEXAS. INC.
     SYMPHONY HOME CARE SERVICES NO. 19, INC.
     SYMPHONY HOME CARE SERVICES NO. 100, INC.
     SYMPHONY HOME CARE SERVICES NO. 101, INC.
     SYMPHONY HOME CARE SERVICES NO. 102, INC.
     SYMPHONY HOME CARE SERVICES NO. 103, INC.
     SYMPHONY HOME CARE SERVICES NO. 104, INC.
     SYMPHONY HOME CARE SERVICES NO. 105, INC.
     SYMPHONY HOME CARE SERVICES NO. 106, INC.
     SYMPHONY HOME CARE SERVICES NO. 107, INC.
     SYMPHONY HOME CARE SERVICES NO. 108, INC.
     SYMPHONY HOME CARE SERVICES NO. 109, INC.
     SYMPHONY HOME CARE SERVICES NO. 110, INC.
     SYMPHONY HOME CARE SERVICES NO. 113, INC.
     SYMPHONY HOME CARE SERVICES NO. 114, INC.
     SYMPHONY HOME CARE SERVICES NO. 115, INC.
     SYMPHONY HOME CARE SERVICES NO. 116, INC.
     SYMPHONY HOME CARE SERVICES NO. 117, INC.
     SYMPHONY HOME CARE SERVICES NO. 118, INC.
     SYMPHONY HOME CARE SERVICES NO. 119, INC.
     SYMPHONY HOME CARE SERVICES NO. 120, INC.
     SYMPHONY HOME CARE SERVICES NO. 121, INC.
     SYMPHONY HOME CARE SERVICES NO. 122, INC.
     SYMPHONY REHABILITATION SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES NO. 1, INC.
     SYMPHONY REHABILITATION SERVICES NO. 2, INC.
     SYMPHONY REHABILITATION SERVICES NO. 3, INC.
     SYMPHONY REHABILITATION SERVICES NO. 4, INC.
     SYMPHONY RESPIRATORY SERVICES, INC.
     TEXAS LPC, INC.

     THE BESTON CORPORATION
     WEST COAST CAMBRIDGE, INC.
     WOODRIDGE CONVALESCENT CENTER, INC.


     By: /s/
        ---------------------------------
        Name:
        Title:
             of Each Guarantor or of the
             General Partner of such Guarantor

                        INTEGRATED HEALTH SERVICES, INC.
                             10065 Red Run Boulevard
                          Owings Mills, Maryland 21117


                                  July 3, 1997


To the Administrative Agent and
  the Lenders parties to the Revolving
  Credit Agreement referred to below


                  Amendment No. 4 to Revolving Credit Agreement
                  ---------------------------------------------


Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of May 15, 1996, as amended by Amendment No. 1 dated September 6, 1996, Amendment No. 2 dated November 8, 1996 and Amendment No. 3 dated March 24, 1997 (such Revolving Credit Agreement as so amended being the "Credit Agreement"), among Integrated Health Services, Inc. ("IHS"), Citibank N.A., as administrative agent thereunder (the "Agent"), and the other financial institutions party thereto, as lenders thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

     IHS has proposed to enter into a lease financing facility (the "Synthetic Lease Facility") pursuant to which one or more of its Subsidiaries will enter into one or more leases for its headquarters facility and other properties. As part of such lease financings, IHS and its Subsidiaries (other than Inactive Subsidiaries) propose to guaranty certain obligations of such Subsidiaries under such leases and grant a security interest in the Collateral to secure those guaranties, with such security interest to be pari passu with the security interest of the Lenders. In addition, IHS has proposed to sell certain assets which sales require the consent of the Requisite Lenders, to amend the definition of "Cash Flow from Operations", to amend the Credit Agreement covenant relating to stock repurchases and to acquire Community Care of America, Inc. In connection with the foregoing, IHS has requested that the Requisite Lenders agree to amend certain covenants contained in Article V of the Credit Agreement and to amend the definition of "Debt/EBITDAR Ratio" to permit such transactions, to amend Schedule 1.01 (c) to the Credit Agreement and to replace the Pledge and Security Agreements heretofore executed by IHS or its Subsidiaries with the Pledge and Security Agreements in the forms attached hereto. We understand that the Requisite Lenders are, on the terms and conditions stated below, willing to grant our requests, and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     Effective as of the date hereof and subject to the satisfaction of the condition precedents set forth below, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 is amended by adding the following definitions in the appropriate alphabetical order:

          "'CCA' means Community Care of America, Inc."

          "'SYNTHETIC LEASE FACILITY' means the lease to be entered into between State Street Bank and Trust Company, as Corporate Owner Trustee, and Integrated Health Services at Highlands Park, Inc., as Lessee, and the other leases to be entered into by Subsidiaries of the Borrower pursuant to the Participation Agreement to be entered into among the Borrower, Integrated Health Services at Highlands Park, Inc., IHS Development - Highlands Park, Inc., State Street Bank and Trust Company, as Corporate Owner Trustee, an Individual Owner Trustee, the Certificate Holder party thereto, the Note Holders thereto and Citibank, N. A., as Agent."

          (b) The definition of "CASH FLOW FROM OPERATIONS" in Section 1.01 is amended in full to read as follows:

          "'CASH FLOW FROM OPERATIONS' means, with respect to any Person, the sum, determined as of the last day of any Quarter for such Person and its subsidiaries on a consolidated basis for the 12-month period including such Quarter and the immediately preceding three Quarters (taken as a single period), of (i) net income after taxes minus any extraordinary gain and any non-recurring gain on any divestiture and plus any extraordinary loss and any non-recurring loss on any divestiture, (ii) depreciation, amortization, and other non-cash charges deducted in determining net income, (iii) Interest Expense,
          (iv) Lease Expense and (v) with respect to Cash Flow from Operations of the Borrower and its Subsidiaries only, Receivables Program Charges, all determined in accordance with GAAP; provided, however, that (A) income attributable to any other Person or business that is not at least 50% owned, directly or indirectly, by such Person shall be counted, in determining net income, only to the extent such income is received in cash by such Person or a subsidiary of such Person in such period and is not reinvested in such other Person or business (other than as a loan payable on demand) within six months thereafter, except that, with respect to the Borrower only, income from minority Investments existing on the Closing Date and described in Schedule 5.03(c) shall be counted in accordance with the Borrower's past practice, (B) no adjustments shall be made to reflect minority interests in subsidiaries and (C) non-recurring cash charges in an aggregate amount not in excess of $30,000,000 in connection with the terminated acquisition of Coram shall be included as an addback to net income for purposes of this definition."

          (c) The definition of "DEBT" in Section 1.01 is amended in full to read as follows:

          "'DEBT' as applied to any Person and in each case determined on a consolidated basis in conformity with GAAP, means (without duplication) (i) all indebtedness for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services or interest thereon, except accounts and accrued expenses currently payable; (iii) all monetary obligations under the Synthetic Lease Facility, (iv) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments, whether or not contingent; (v) all monetary obligations under any Capital Lease; (vi) all obligations (contingent or otherwise) to purchase, retire or redeem any capital stock or any other equity interest of such Person; (vii) all monetary obligations measured by, or determined on the basis of, the value of any capital stock of such Person; and (viii) all obligations, whether or not such obligations constitute Debt as defined in clauses (i) through (vii) above, secured by (or for which the holder of the obligation has an existing right, contingent or otherwise, to be secured by) any Lien upon any property of such Person or any Subsidiary of such Person, except any such obligation secured by a Lien that is imposed by law and not voluntarily granted; provided, however, that the contingent payments which may become payable in connection with the First
          American Merger, including any payments made to the Health Care Financing Administration or the Department of Justice as required under the First American Merger Agreement in a total amount not in excess of $162 million, shall not constitute Debt for purposes of this Agreement."

          (d)  Subparagraph  (3) in the  definition of  "DEBT/EBITDAR  RATIO" in
     Section 1.01 is amended in full to read as follows:

          "(3) adding to EBITDAR of the Borrower and such Subsidiaries, the EBITDAR and Non-Recurring Charges determined solely for any such acquired company or Health Care Facility, for the portion of such period that preceded the acquisition; provided, however, that for Quarters ending during the 12-month period immediately following the closing of the First American Merger, EBITDAR of First American for the period from the closing to the date of determination, annualized for the 12-month period then ended shall be added to EBITDAR of the Borrower and such Subsidiaries; provided, further, that for Quarters ending during the 12-month period immediately following the closing of the acquisition of CCA, EBITDAR of CCA for the period from the closing to the date of determination, annualized for the 12-month period then ended shall be added to EBITDAR of the Borrower and such Subsidiaries."

          (e) Section 5.03(a) is amended by deleting the period at the end of subsection (xii) thereof and substituting therefor "; and" and adding a new subsection (xiii) following such subsection (xii) to read as follows:

          "(xiii) any Liens upon (a) stock of Subsidiaries and certain related assets granted by the Borrower or one or more Subsidiaries of the Borrower and (b) real property interests and certain related assets granted by one or more Subsidiaries of the Borrower, in each case in connection with the Synthetic Lease Facility."

          (f) Section 5.03(c)(viii) is amended by adding to the end thereof the following provision:

          "provided, further, that the acquisition of CCA will not be deemed an Investment for purposes of this Subsection 5.03(c)(viii);"

          (g) Section 5.03(c) is amended by deleting the period at the end of subsection (xv) thereof and substituting "; and" and adding a new subsection (xvi) following such subsection (xv) to read as follows:

          "(xvi) The acquisition of CCA by the Borrower or any of its Subsidiaries substantially on the terms set forth in the letter dated June 24, 1997 from the Borrower to the Lenders, provided, that (A) the purchase price for the shares of CCA does not exceed $4.50 per share,
          (B) at the time of or after giving effect to such acquisition, no Event of Default or Potential Default shall exist or result, and (C) the Borrower shall comply with the provisions of Section 5.02(e), and neither the Borrower nor any of its Subsidiaries nor any of their properties shall be or become bound by or subject to any contractual obligation that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance; provided, further, that the acquisition of CCA shall not be deemed an Investment for purposes of Section 5.03(c)(xi)."

          (h) Section 5.03(d) is amended by deleting the period at the end of subsection (vi) thereof and substituting therefor "; and" and adding a new subsection (vii) following such subsection (vi) to read as follows:

          "(vii) Debt in an aggregate principal amount not in excess of $100,000,000 incurred by the Borrower or any of its Subsidiaries in connection with the Synthetic Lease Facility."

          (i) Section 5.03 (f) is amended by deleting the period at the end of subsection (vi) thereof and substituting therefor "; and" and adding a new subsection (vii) following such subsection (vi) to read as follows:

          "(vii) Accommodation Obligations incurred by the Borrower or any of its Subsidiaries in connection with the Synthetic Lease Facility."

          (j) Section 5.03(h)(B) is amended in full to read as follows:

          "(B) The Borrower from time to time may purchase outstanding shares of the Borrower's common stock or purchase options, or enter into other transactions, to purchase such stock, so long as (1) the aggregate amount expended for all such purchases, options and other transactions at any time after the Closing Date does not exceed $50,000,000 (the "Purchase Limit") and (2) any such purchase, option or other transaction is made in compliance with all applicable laws and no Potential Default or Event of Default exists at the time of, or would result from, any such purchase, option or other transaction (and, for this purpose, the amounts counted toward the Purchase Limit shall not be reduced by or on account of any subsequent resale of the Borrower's Common Stock);"

          (k) Schedule 1.01(c) is amended by adding to the end thereof the following assets:

                Health Care Facilities Assets Designated for Sale
                -------------------------------------------------

Facility Name                          Location                         # Units
-------------                          --------                         -------
Avenel (Owned)                         Plantation, FL                   120
Auburndale (Owned)                     Auburndale, FL                   120
Sarasota Pavillion (Owned)             Sarasota, FL                     180
Central Florida at Orlando
   (Owned)                             Orlando, FL                      120
Central Florida at Vero Beach (
  (Owned)                              Vero Beach, FL                   110
Chestnut Hill (Owned)                  Philadelphia, PA                 200
Claremont (Owned)                      Claremont, NH                     62
Clearwater (Owned)                     Clearwater, FL                   150
Derry (Owned)                          Derry, NH                        112
Jacksonville (Owned)                   Jacksonville, FL                 120
Pinellas Park (Owned)                  Pinellas Park, FL                120
William & Mary (Owned)                 St. Petersburg, FL                96
Tarpon Springs (Owned)                 Tarpon Springs, FL               120
Venice North (Owned)                   Venice, FL                       178

     In connection with the Synthetic Lease Facility, the Lenders hereby instruct the Agent, coincidentally with the closing of the Synthetic Lease Facility, to enter into the Intercreditor Agreement and the Pledge and Security Agreements to be delivered as provided in this Amendment. Upon the delivery thereof, the Pledge and Security Agreements, in the forms attached hereto, thereafter shall be deemed Pledge and Security Agreements for all purposes of the Loan Documents and each Lender shall be bound by the terms of such Intercreditor Agreement.

     This Amendment shall become effective on the date when and only when the Agent shall have received (A) counterparts of this Amendment executed by IHS and the Requisite Lenders, or as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, (B) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor and (C) evidence that all amounts due and payable under Section 8.04 of the Credit Agreement have been paid in full, provided, that the closing of the Synthetic Lease Facility shall not occur until and unless the Agent shall have received
(1) counterparts of the Intercreditor and Collateral Agency Agreement, substantially in the form of Exhibit A hereto, executed by the parties thereto,
(2) a pledge and security agreement, duly executed and delivered, substantially in the form of Exhibit B-1 in the case of IHS and substantially in the form of Exhibit B-2 in the case of each Subsidiary that has prior hereto executed and delivered a Pledge and Security Agreement, together with (a) the certificates or other instruments pledged under each respective existing Pledge and Security Agreement, accompanied by undated stock powers or transfer documents executed in blank, and (b) evidence satisfactory to the Lenders that all other actions necessary or, in the opinion of the

Lenders, desirable to perfect and protect the security interests created by such pledge and security agreements have been taken, including delivery to the Agent of all instruments constituting Collateral, duly endorsed, and delivery of UCC-1 financing statements or amendments thereto duly executed by each Grantor under a pledge and security agreement and in form sufficient for filing in all offices in which the Agent or any Lender may consider filing to be appropriate and (3) an opinion of LeBoeuf, Lamb Greene & MacRae, LLP, counsel to the Borrower, in form and substance satisfactory to the Agent.

          IHS represents and warrants as follows:

          (a) IHS is duly organized and validly existing under the laws of Delaware. Each Guarantor is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction in which it is organized.

          (b) Each of IHS and each Guarantor has the corporate or partnership power to execute, deliver and perform this Amendment and the Consent, as the case may be, and to take all action necessary to consummate the transactions contemplated hereunder. The execution, delivery and performance by IHS and each Guarantor of this Amendment and the Consent, respectively, have been duly authorized by all necessary action and do not contravene (i) its certificate or articles of incorporation (or, in case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by IHS or any Guarantor of this Amendment or the Consent, respectively.

          (d) This Amendment and the Consent constitutes legal, valid and binding obligations of IHS and each Guarantor, respectively, enforceable against IHS and each Guarantor, respectively, in accordance with their respective terms subject to laws generally affecting the enforcement of creditors' rights.

          (e) The Guarantors executing the Consent are all of the Subsidiaries (other than Inactive Subsidiaries) of IHS.

     Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. This

Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     Please evidence your acknowledgement of and agreement to the foregoing by executing and returning not later than the close of business on July 8, 1997 three counterparts of this Amendment No. 4 to Citicorp Securities, Inc., 399 Park Avenue, 9th Floor, New York, New York 10043, Attention: Rosemary Bell. This Amendment No. 4 is subject to the provisions of Section 8.01 of the Credit Agreement.

     This Amendment No. 4 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 4.

                                                Very truly yours,

                                                INTEGRATED HEALTH
                                                   SERVICES, INC.


                                                By: /s/
                                                   -----------------------------
                                                   Name:
                                                   Title:

ACKNOWLEDGED, AGREED
  AND CONSENTED TO as of
  the date first above written:

CITIBANK, N.A.,
   as Administrative Agent and as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

THE BANK OF NOVA SCOTIA,
   as LC Bank, a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CORESTATES BANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


CREDIT LYONNAIS,
   NEW YORK BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


DEUTSCHE BANK AG,
   NEW YORK BRANCH AND/OR
   CAYMAN ISLANDS BRANCH,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


NATIONSBANK, N.A.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


TORONTO DOMINION (TEXAS), INC.,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:


VAN KAMPEN AMERICAN CAPITAL
   PRIME RATE INCOME TRUST,
   as a Lender and Co-Agent


By: /s/
   -------------------------------------
   Name:
   Title:

CREDITANSTALT CORPORATE
   FINANCE, INC.,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


By: /s/
   -------------------------------------
   Name:
   Title:


FLEET NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


GENERAL ELECTRIC
   CAPITAL CORPORATION,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


HIBERNIA NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

AMSOUTH BANK OF ALABAMA,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE BANK OF TOKYO-MITSUBISHI
   TRUST COMPANY,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SANWA BANK, LIMITED,
  NEW YORK BRANCH
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


SIGNET BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


THE SUMITOMO BANK, LIMITED,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

FIRST AMERICAN NATIONAL BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


ALLIED IRISH BANK,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


PROVIDENT BANK OF MARYLAND,
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


BANK OF AMERICA ILLINOIS
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:


CRESTAR BANK
   as a Lender


By: /s/
   -------------------------------------
   Name:
   Title:

                                     CONSENT

     The undersigned, as Guarantors under the Subsidiary Guaranty, dated as of May 15, 1996 or under Agreements to be Bound by such Subsidiary Guaranty (collectively, the "Guaranty"), in favor of the Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 4 hereby consent to such Amendment No. 4 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 4, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

     ABC GP, INC.
     ABC HOME HEALTH AND HOSPICE OF ALBANY, INC.
     ABC HOME HEALTH AND HOSPICE OF ATHENS, INC.
     ABC HOME HEALTH AND HOSPICE OF BRUNSWICK, INC.
     ABC HOME HEALTH AND HOSPICE OF DUBLIN, INC.
     ABC HOME HEALTH AND HOSPICE OF MACON, INC.
     ABC HOME HEALTH AND HOSPICE OF SAVANNAH, INC.
     ABC HOME HEALTH AND HOSPICE OF TIFTON, INC.
     ABC HOME HEALTH AND HOSPICE OF VIDALIA, INC.
     ABC HOME HEALTH AND HOSPICE OF WAYCROSS, INC.
     ABC HOME NURSING, INC.
     ABC NEWCO, INC.
     ABC PHARMACEUTICALS, INC.
     ALABAMA SENIOR LIFE CARE, INC.
     ALPINE MANOR, INC.
     ARBOR LIVING CENTERS OF FLORIDA, INC.
     ARBOR LIVING CENTERS OF TEXAS, INC.
     ASIA CARE, INC.
     BETHAMY LIVING CENTER MANAGEMENT COMPANY
     BETHAMY LIVING CENTERS LIMITED PARTNERSHIP
     BRIAR HILL, INC.
     BRIARCLIFF NURSING HOME, INC.
     CAMBRIDGE CARE CENTERS, INC.
     CAMBRIDGE GROUP OF INDIANA, INC.
     CAMBRIDGE GROUP OF PENNSYLVANIA, INC.
     CAMBRIDGE GROUP OF TEXAS, INC.
     CARE CENTERS HOLDING, INC.
     CARRIAGE-BY-THE-LAKE OF IHS, INC.
     CEDARCROFT HEALTH SERVICES, INC.
     CENTRAL PARK LODGES, INC.
     CENTRAL PARK LODGES OF WEST PALM BEACH, INC.
     CENTRAL PARK LODGES (TARPON SPRINGS), INC.
     CLARA BURKE NURSING HOME, INC.
     CLAREMONT INTEGRATED HEALTH, INC.
     COMPREHENSIVE POSTACUTE SERVICES, INC.
     DERRY INTEGRATED HEALTH, INC.
     ELIZABELL CO., INC.

     ELM CREEK OF IHS, INC.
     F.L.C. BENEVA NURSING PAVILION, INC.
     F.L.C. SARASOTA NURSING PAVILION, INC.
     FERRIGAN MOBILE X-RAY, INC.
     FIRELANDS OF IHS, INC.
     FIRST AMERICAN HOME CARE OF ALABAMA, INC.
     FIRST AMERICAN HOME CARE OF ARKANSAS, INC.
     FIRST AMERICAN HOME CARE OF CALIFORNIA, INC.
     FIRST AMERICAN HOME CARE OF COLORADO, INC.
     FIRST AMERICAN HOME CARE OF FLORIDA, INC.
     FIRST AMERICAN HOME CARE OF FT. LAUDERDALE, INC.
     FIRST AMERICAN HOME CARE OF GEORGIA, INC.
     FIRST AMERICAN HOME CARE OF ILLINOIS, INC.
     FIRST AMERICAN HOME CARE OF INDIANA, INC.
     FIRST AMERICAN HOME CARE OF LOUISIANA, INC.
     FIRST AMERICAN HOME CARE OF MICHIGAN, INC.
     FIRST AMERICAN HOME CARE OF MISSISSIPPI, INC.
     FIRST AMERICAN HOME CARE OF MISSOURI, INC.
     FIRST AMERICAN HOME CARE OF NAPLES, INC.
     FIRST AMERICAN HOME CARE OF NEBRASKA, INC.
     FIRST AMERICAN HOME CARE OF NEW MEXICO, INC.
     FIRST AMERICAN HOME CARE OF NORTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF OHIO, INC.
     FIRST AMERICAN HOME CARE OF OKLAHOMA, INC.
     FIRST AMERICAN HOME CARE OF PENNSYLVANIA, INC.
     FIRST AMERICAN HOME CARE OF SOUTH CAROLINA, INC.
     FIRST AMERICAN HOME CARE OF TENNESSEE, INC.
     FIRST AMERICAN HOME CARE OF TEXAS, INC.
     FIRST AMERICAN HOME CARE OF VALDOSTA, INC.
     FIRST AMERICAN HOME CARE OF VIRGINIA, INC.
     FIRST AMERICAN HOME CARE OF WEST VIRGINIA, INC.
     FIRST AMERICAN INTERNATIONAL, INC.
     FLORIDA LIFE CARE, INC.
     GAINESVILLE HEALTH CARE CENTER, INC.
     GRAVOIS HEALTH CARE, INC.
     HEALTH CARE SYSTEMS, INC.
     HOME HEALTH INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT I, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT VII-B, INC.
     HOSPICE INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
     HOSPICE OF INTEGRATED HEALTH SERVICES, INC.
     IHS ACQUISITION XIII, INC.
     IHS ACQUISITION XV, INC.
     IHS ACQUISITION XVIII, INC.

     IHS ACQUISITION XIX, INC.
     IHS ACQUISITION XXII, INC.
     IHS AT LANSING, INC.
     IHS CHICAGO POST-ACUTE NETWORK, INC.
     IHS DEVELOPMENT-HIGHLANDS PARK, INC.
     IHS HOME CARE, INC.
     IHS LAND ACQUISITION-HIGHLANDS PARK, INC.
     IHS MANAGEMENT GROUP, INC.
     IHS NETWORK SERVICES, INC.
     IHS OF DANA, INC.
     IN-HOME HEALTH CARE, INC.
     INTEGRACARE, INC.
     INTEGRATED-BALLARD, INC.
     INTEGRATED HEALTH GROUP LIMITED PARTNERSHIP
     INTEGRATED HEALTH OF LOCUST VALLEY ROAD, INC.
     INTEGRATED HEALTH OF WATERFORD COMMONS, INC.
     INTEGRATED HEALTH SERVICES AT ALEXANDRIA, INC.
     INTEGRATED HEALTH SERVICES AT BIG SAIL, INC.
     INTEGRATED HEALTH SERVICES AT BLUE RIDGE MANOR, INC. INTEGRATED HEALTH SERVICES AT BRIARCLIFF HAVEN, INC. INTEGRATED HEALTH SERVICES AT CADIZ, INC.
     INTEGRATED HEALTH SERVICES AT CENTRAL FLORIDA, INC. INTEGRATED HEALTH SERVICES AT CHEYENNE, INC.
     INTEGRATED HEALTH SERVICES AT COLORADO SPRINGS, INC. INTEGRATED HEALTH SERVICES AT COLUMBUS, INC.
     INTEGRATED HEALTH SERVICES AT DAYTON, INC.
     INTEGRATED HEALTH SERVICES AT DRIFTWOOD, INC.
     INTEGRATED HEALTH SERVICES AT EASTERN MASSACHUSETTS, INC. INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC. INTEGRATED HEALTH SERVICES AT GREAT BEND, INC.
     INTEGRATED HEALTH SERVICES AT HIGHLANDS PARK, INC. INTEGRATED HEALTH SERVICES AT HOPEDALE, INC.
     INTEGRATED HEALTH SERVICES AT HOUSTON, INC.
     INTEGRATED HEALTH SERVICES AT INDIAN CREEK, INC. INTEGRATED HEALTH SERVICES AT KENT, INC.
     INTEGRATED HEALTH SERVICES AT KING DAVID CENTER, INC. INTEGRATED HEALTH SERVICES AT NEWARK, INC.
     INTEGRATED HEALTH SERVICES AT ORMOND BEACH, INC. INTEGRATED HEALTH SERVICES AT PARK REGENCY, INC. INTEGRATED HEALTH SERVICES AT PENN, INC.
     INTEGRATED HEALTH SERVICES AT SILVERCREST, INC. INTEGRATED HEALTH SERVICES AT SOMERSET VALLEY, INC. INTEGRATED HEALTH SERVICES AT SOUTHERN HILLS, INC. INTEGRATED HEALTH SERVICES AT STEUBENVILLE
     INTEGRATED HEALTH SERVICES AT SYCAMORE CREEK, INC.

     INTEGRATED HEALTH SERVICES AT THREE RIVERS, INC.
     INTEGRATED HEALTH SERVICES AT TREYBURN, INC.
     INTEGRATED HEALTH SERVICES FINANCIAL HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES HOLDINGS, INC.
     INTEGRATED HEALTH SERVICES NPR, INC.
     INTEGRATED HEALTH SERVICES OF ARCADIA, INC.
     INTEGRATED HEALTH SERVICES OF ATHENS, INC.
     INTEGRATED HEALTH SERVICES OF BRENTWOOD, INC.
     INTEGRATED HEALTH SERVICES OF BRUNSWICK, INC.
     INTEGRATED HEALTH SERVICES OF CALIFORNIA, INC.
     INTEGRATED HEALTH SERVICES OF CLIFF MANOR, INC.
     INTEGRATED HEALTH SERVICES OF COLORADO AT CHERRY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF EAGLE CREEK, INC.
     INTEGRATED HEALTH SERVICES OF GREEN BRIAR, INC.
     INTEGRATED HEALTH SERVICES OF HERITAGE MANOR, INC.
     INTEGRATED HEALTH SERVICES OF HICKORY CREEK, INC.
     INTEGRATED HEALTH SERVICES OF INDIAN HILLS, INC.
     INTEGRATED HEALTH SERVICES OF JACKSONVILLE, INC.
     INTEGRATED HEALTH SERVICES OF KURT, INC.
     INTEGRATED HEALTH SERVICES OF LESTER, INC.
     INTEGRATED HEALTH SERVICES OF MELISSA, INC.
     INTEGRATED HEALTH SERVICES OF MISSOURI, INC.
     INTEGRATED HEALTH SERVICES OF ORANGE PARK, INC.
     INTEGRATED HEALTH SERVICES OF RIVERBEND, INC.
     INTEGRATED HEALTH SERVICES OF SCENIC HILLS, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW, INC.
     INTEGRATED HEALTH SERVICES OF SKYVIEW II, INC.
     INTEGRATED HEALTH SERVICES OF SUNSET, INC.
     INTEGRATED MANAGED CARE, INC. (formerly Isabeth Co., Inc.)
     INTEGRATED MANAGEMENT-GOVERNOR'S PARK, INC.
     INTEGRATED OF AMARILLO, INC.
     INTEGRATED PHYSICIAN GROUP SERVICES, INC.
     J.R. REHAB ASSOCIATES, INC.
     LIFEWAY, INC.
     LPC BETHAMY HEALTH CORPORATION, L.P.
     MANCHESTER INTEGRATED HEALTH, INC.
     MOBILE RAY OF NEW ORLEANS, INC.
     MOUNTAIN VIEW NURSING CENTER, INC.
     NEW SOUTHWOOD ASSOCIATES, INC.
     PALESTINE NURSING CENTER, INC.
     PINELLAS PARK NURSING HOME, INC.
     PREFERRED HOME HEALTH SERVICES, INC.
     PROFESSIONAL REVIEW NETWORK, INC.
     REHAB MANAGEMENT SYSTEMS, INC.
     REST HAVEN NURSING CENTER, INC.

     REST HAVEN NURSING CENTER (CHESTNUT HILL), INC.
     REST HAVEN NURSING CENTER (WHITEMARSH), INC.
     RIKAD PROPERTIES, INC.
     SAMARITAN CARE, INC. (Illinois Domestic)
     SAMARITAN CARE, INC. (Michigan Domestic)
     SAMARITAN MANAGEMENT, INC.
     SHC OF ARIZONA, L.C.
     SHC SERVICES OF ARIZONA, L.C.
     SIGNATURE HOME CARE GROUP, INC.
     SIGNATURE HOME CARE, INC.
     SIGNATURE HOME CARE OF ARLINGTON, INC.
     SIGNATURE HOME CARE OF FLORIDA, INC.
     SIGNATURE HOME CARE OF GEORGIA, INC.
     SIGNATURE HOME CARE OF KANSAS, INC.
     SIGNATURE HOME CARE OF NEW JERSEY, INC.
     SIGNATURE HOME CARE OF NEW JERSEY GENERAL PARTNERSHIP
     SIGNATURE HOME CARE OF SAN ANTONIO, INC.
     SIGNATURE HOME CARE SERVICES OF FLORIDA, INC.
     SIGNATURE HOME CARE SERVICES OF SAN ANTONIO, INC.
     SIGNATURE MANAGEMENT SERVICES, INC.
     SIGNATURE RECEIVABLES CORP.
     SLC COMMUNITY CARE, INC.
     SOUTHWOOD HOLDINGS, INC.
     SPRING CREEK OF IHS, INC.
     SYMPHONY ANCILLARY SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 1, INC.
     SYMPHONY DIAGNOSTIC SERVICES NO. 2, INC.
     SYMPHONY HEALTH CARE CONSULTING, INC.
     SYMPHONY HEALTH SERVICES, INC.
     SYMPHONY HOME CARE SERVICES, INC.
     SYMPHONY HOME CARE SERVICES NO. 1, INC.
     SYMPHONY HOME CARE SERVICES NO. 2, INC.
     SYMPHONY HOME CARE SERVICES NO. 3, INC.
     SYMPHONY HOME CARE SERVICES NO. 4, INC.
     SYMPHONY HOME CARE SERVICES NO. 5, INC.
     SYMPHONY HOME CARE SERVICES NO. 6, INC.
     SYMPHONY HOME CARE SERVICES NO. 7, INC.
     SYMPHONY HOME CARE SERVICES NO. 8, INC.
     SYMPHONY HOME CARE SERVICES NO. 9, INC.
     SYMPHONY HOME CARE SERVICES NO. 10, INC.
     SYMPHONY HOME CARE SERVICES NO. 11, INC.
     SYMPHONY HOME CARE SERVICES NO. 12, INC.
     SYMPHONY HOME CARE SERVICES NO. 13, INC.
     SYMPHONY HOME CARE SERVICES NO. 14, INC.

     SYMPHONY HOME CARE SERVICES NO. 15, INC.
     SYMPHONY HOME CARE SERVICES NO. 16, INC.
     SYMPHONY HOME CARE SERVICES NO. 17, INC.
     SYMPHONY HOME CARE SERVICES NO. 18, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- CALIFORNIA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- LOUISIANA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- OKLAHOMA, INC.
     SYMPHONY HOME CARE SERVICES NO. 18- TEXAS. INC.
     SYMPHONY HOME CARE SERVICES NO. 19, INC.
     SYMPHONY HOME CARE SERVICES NO. 100, INC.
     SYMPHONY HOME CARE SERVICES NO. 101, INC.
     SYMPHONY HOME CARE SERVICES NO. 102, INC.
     SYMPHONY HOME CARE SERVICES NO. 103, INC.
     SYMPHONY HOME CARE SERVICES NO. 104, INC.
     SYMPHONY HOME CARE SERVICES NO. 105, INC.
     SYMPHONY HOME CARE SERVICES NO. 106, INC.
     SYMPHONY HOME CARE SERVICES NO. 107, INC.
     SYMPHONY HOME CARE SERVICES NO. 108, INC.
     SYMPHONY HOME CARE SERVICES NO. 109, INC.
     SYMPHONY HOME CARE SERVICES NO. 110, INC.
     SYMPHONY HOME CARE SERVICES NO. 113, INC.
     SYMPHONY HOME CARE SERVICES NO. 114, INC.
     SYMPHONY HOME CARE SERVICES NO. 115, INC.
     SYMPHONY HOME CARE SERVICES NO. 116, INC.
     SYMPHONY HOME CARE SERVICES NO. 117, INC.
     SYMPHONY HOME CARE SERVICES NO. 118, INC.
     SYMPHONY HOME CARE SERVICES NO. 119, INC.
     SYMPHONY HOME CARE SERVICES NO. 120, INC.
     SYMPHONY HOME CARE SERVICES NO. 121, INC.
     SYMPHONY HOME CARE SERVICES NO. 122, INC.
     SYMPHONY REHABILITATION SERVICES, INC.
     SYMPHONY REHABILITATION SERVICES NO. 1, INC.
     SYMPHONY REHABILITATION SERVICES NO. 2, INC.
     SYMPHONY REHABILITATION SERVICES NO. 3, INC.
     SYMPHONY REHABILITATION SERVICES NO. 4, INC.
     SYMPHONY RESPIRATORY SERVICES, INC.
     TEXAS LPC, INC.

     THE BESTON CORPORATION
     WEST COAST CAMBRIDGE, INC.
     WOODRIDGE CONVALESCENT CENTER, INC.


     By: /s/
        -------------------------------------
        Name:
        Title:
             of Each Guarantor or of the
             General Partner of such Guarantor